                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                     20549

                         ----------------------------
                                   FORM 8-K
                         ----------------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 10, 1996
                       (Date of earliest event reported)

                        INSIGNIA FINANCIAL GROUP, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                       0-19066              13-3591193
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)         Identification
                                                                Number)

                         One Insignia Financial Plaza
                             Post Office Box 1089
                       Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (864) 239-1000

                      -----------------------------------

Item 7. Financial Statements and Exhibits

        (a) National Property Investors II: Financial Statements for the Fiscal Year ended December 31, 1995

        (b) National Property Investors III: Financial Statements for the Fiscal Year ended December 31, 1995

        (c) National Property Investors 4: Financial Statements for the Fiscal Year ended December 31, 1995

        (d) National Property Investors 5: Financial Statements for the Fiscal Year ended December 31, 1995

        (e) National Property Investors 6: Financial Statements for the Fiscal Year ended December 31, 1995

        (f) National Property Investors 7: Financial Statements for the Fiscal Year ended December 31, 1995

        (g) National Property Investors 8: Financial Statements for the Fiscal Year ended December 31, 1995

        (h) Century Properties Fund XIV: Financial Statements for the Fiscal Year ended December 31, 1995

        (i) Century Properties Fund XV: Financial Statements for the Fiscal Year ended December 31, 1995

        (j) Century Properties Fund XVI: Financial Statements for the Fiscal Year ended December 31, 1995

        (k) Century Properties Fund XVII: Financial Statements for the Fiscal Year ended December 31, 1995

        (l) Century Properties Fund XVIII: Financial Statements for the Fiscal Year ended December 31, 1995

        (m) Century Properties Fund XIX: Financial Statements for the Fiscal Year ended December 31, 1995

        (n) Century Properties Growth Fund XXII: Financial Statements for the Fiscal Year ended December 31, 1995

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X


                                                                                                                   Page
PART I.  FINANCIAL INFORMATION:

       Independent Auditors' report..............................................................................  F - 2

       Financial statements - years ended December 31, 1995, 1994 and 1993:

         Balance sheets..........................................................................................  F - 3

         Statements of operations................................................................................  F - 4

         Statements of partners' equity..........................................................................  F - 5

         Statements of cash flows................................................................................  F - 6

         Notes...................................................................................................  F - 7

       Financial statement schedule :

          Schedule III - Real Estate and Accumulated

          Depreciation at December 31, 1995......................................................................  F - 13

Financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors II
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying balance sheets of National Property Investors II (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related statements of operations, partners' equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Property Investors II as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                               Certified Public Accountants

New York, N.Y.
January 22, 1996

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)


                                BALANCE SHEETS

                                                             DECEMBER 31,
                                                     --------------------------
                                                         1995           1994
                                                     -----------    -----------
ASSETS

Real estate, net of accumulated depreciation         $ 1,650,000    $ 1,839,000
Cash and cash equivalents                                216,000        331,000
Other assets                                              87,000         84,000
Escrow deposits                                          140,000         41,000
                                                     -----------    -----------

      Total assets                                   $ 2,093,000    $ 2,295,000
                                                     ===========    ===========

LIABILITIES AND PARTNERS' EQUITY

Mortgage payable                                     $ 1,229,000    $ 1,392,000
Tenants' security deposits payable                        63,000         69,000
Accounts payable and accrued expenses                    140,000         27,000
                                                     -----------    -----------

      Total liabilities                                1,432,000      1,488,000
                                                     -----------    -----------
Partners' Equity:

  Limited partners' equity (45,656 units
  outstanding at December 31, 1995 and 1994)             684,000        829,000
  General partner's (deficit)                            (23,000)       (22,000)
                                                     -----------    -----------

      Total partners' equity                             661,000        807,000
                                                     -----------    -----------

      Total liabilities and partners' equity         $ 2,093,000    $ 2,295,000
                                                     ===========    ===========


                      See notes to financial statements.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                           STATEMENTS OF OPERATIONS

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                      1995           1994           1993
                                               -----------    -----------    -----------
Revenues:
      Rental income                            $ 1,075,000    $ 1,071,000    $ 1,053,000
      Other income                                  44,000         43,000         41,000
      Interest income                               14,000         14,000         12,000
                                               -----------    -----------    -----------
                                                 1,133,000      1,128,000      1,106,000
                                               -----------    -----------    -----------

Expenses (including $264,000, $244,000 and
    $241,000 paid to the general partner and
    affiliates in 1995, 1994 and 1993):
      Operating expenses                           766,000        650,000        720,000
      Depreciation                                 211,000        253,000        260,000
      Mortgage interest                            121,000        148,000        166,000
      General and administrative                   181,000        178,000        152,000
                                               -----------    -----------    -----------
                                                 1,279,000      1,229,000      1,298,000
                                               -----------    -----------    -----------
Net loss                                       $  (146,000)   $  (101,000)   $  (192,000)
                                               ===========    ===========    ===========
Net loss per limited partnership unit          $     (3.18)   $     (2.19)   $     (4.16)
                                               ===========    ===========    ===========


                      See notes to financial statements.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                        STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                               General        Limited          Total
                               partner's      partners'      partners'
                               (deficit)       equity         equity
                              -----------    -----------    -----------

Balance - January 1, 1993     $   (19,000)   $ 1,119,000    $ 1,100,000

      Net loss                     (2,000)      (190,000)      (192,000)
                              -----------    -----------    -----------

Balance - December 31, 1993       (21,000)       929,000        908,000

      Net loss                     (1,000)      (100,000)      (101,000)
                              -----------    -----------    -----------


Balance - December 31, 1994       (22,000)       829,000        807,000

      Net loss                     (1,000)      (145,000)      (146,000)
                              -----------    -----------    -----------


Balance - December 31, 1995   $   (23,000)   $   684,000    $   661,000
                              ===========    ===========    ===========


                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS II
                             (a limited partnership)

                            STATEMENTS OF CASH FLOWS

                                                                                 YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------------
                                                                         1995             1994             1993
                                                                     -------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                             $  (146,000)    $   (101,000)    $  (192,000)
Adjustments to reconcile net loss to net cash
provided by operating activities:
      Amortization of mortgage costs                                       5,000           12,000          13,000
      Depreciation                                                       211,000          253,000         260,000
      Deferred costs                                                          --           (7,000)             --
Decrease (increase) in certain assets:
      Other assets                                                        (8,000)           5,000         (10,000)
      Escrow deposits                                                    (99,000)         (10,000)        (10,000)
Increase (decrease) in certain liabilities:
      Accounts payable and accrued expenses                              113,000            8,000         (10,000)
      Due to affiliate                                                        --          (20,000)         20,000
      Tenants' security deposits payable                                  (6,000)           4,000           3,000
                                                                       ---------        ---------       ---------

Net cash provided by operating activities                                 70,000          144,000          74,000
                                                                       ---------        ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                                 (22,000)         (10,000)        (11,000)
                                                                       ---------        ---------       ---------

Cash (used in) investing activities                                      (22,000)         (10,000)        (11,000)
                                                                       ---------        ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal repayments                                           (163,000)        (138,000)       (123,000)
                                                                       ---------        ---------       ---------

Cash (used in) financing activities                                     (163,000)        (138,000)       (123,000)
                                                                       ---------        ---------       ---------

Net (Decrease) in Cash and Cash Equivalents                             (115,000)         (4,000)         (60,000)

Cash and Cash Equivalents at Beginning of Year                           331,000         335,000          395,000
                                                                       ---------       ---------        ---------

Cash and Cash Equivalents at End of Year                               $ 216,000       $ 331,000        $ 335,000
                                                                       =========       =========        =========


Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash                                               $ 115,000       $ 136,000        $ 152,000
                                                                       =========       =========        =========

                       See notes to financial statements.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors II (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership laws of California on September 15, 1977, for the purposes of acquiring and operating income producing residential real estate. The Partnership's remaining real estate property is a garden apartment complex located in Melbourne, Florida. The Partnership will terminate on December 31, 2005, unless previously terminated, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 45,656 units of the limited partnership were issued, for an aggregate capital contribution of $22,828,000. In addition, the general partners contributed a total of $600 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments", as amended by the SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments", which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates their fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121,

       "Accounting For the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets' carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year.

       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 15 to 27.5 years for buildings and improvements and from five to seven years for furnishings.

       Deferred Financing Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan. As of December 31, 1994, the net deferred financing cost of $5,000 is included in other assets. The accumulated amortization as of December 31, 1994, was $41,000. Such costs were fully amortized as of December 31, 1995.

       Net Loss Per Limited Partnership Unit

       Net loss per limited partnership unit is calculated by dividing the net loss allocated to the limited partners by the number of units outstanding.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner") is the general partner of the Partnership. NPI Equity is a wholly owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia") (see Note 7).

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. made tender offers for limited partnership interests in twelve affiliated limited partnerships. The shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995, DeForest II had acquired approximately 49.9% of total limited partnership units of the Partnership. An affiliate of Insignia acquired a majority of the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see

       Note 7).

       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994, and 1993, an affiliate of NPI Equity received $56,000, $56,000 and $55,000, respectively. These expenses are included in operating expenses.

       For services relating to the administration of the Partnership and the operation of its properties, NPI Equity is entitled to receive payment of non-accountable expenses up to a maximum of $100,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to receive any non-accountable expense reimbursements for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership. Upon sale of the remaining property and termination of the Partnership, the general partners may be required to contribute certain funds to the Partnership in accordance with the partnership agreement.

       NPI Equity received reimbursement of accountable administrative expenses amounting to approximately $143,000, $146,000 and $126,000 for the years ended December 31, 1995, 1994, and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $20,000, $8,000 and $10,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These expenses are included in operating expenses.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date"), retroactive to January 1, 1992, are summarized as follows:

       - Upon sale of the Partnership's property, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their appraised investment in the Partnership at February 1, 1992.

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership; and permit affiliates of NPI Equity to be paid insurance brokerage commissions in connection with the sale of insurance to the property under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the years ended December 31, 1995, 1994 and 1993, is approximately $40,000, $34,000 and $30,000, respectively, of insurance premiums which were paid to NPI Equity under a master insurance policy arranged for by NPI Equity.

       - NPI Equity was also paid fees of $5,000 and $20,000 relating to successful real estate tax appeals on the Partnership's sole property for the years ended December 31, 1995 and 1993, respectively. The tax appeal fees are included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's property during the years ended December 31, 1995, 1994 and 1993.

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investor Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $300,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause), (ii) the sale or refinancing of the Partnership's property, or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS


                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

4.     REAL ESTATE

       Real estate, at depreciated cost, is summarized as follows:
                                                          December 31,
                                                   --------------------------
                                                       1995          1994
                                                       ----          ----

       Land                                        $   352,000    $   352,000
       Buildings and improvements                    5,196,000      5,174,000
                                                   -----------    -----------

                                                     5,548,000      5,526,000
       Less:  Accumulated depreciation               3,898,000      3,687,000
                                                   -----------    -----------

                                                    $1,650,000    $ 1,839,000
                                                    ==========    ===========

       The real estate is pledged to collateralize the non-recourse mortgage set forth in Note 5.

5.     MORTGAGE PAYABLE

       The mortgage payable, which is non-recourse to the Partnership, is as follows:

                                             Annual                                                      December 31,
                          Type of           Interest        Monthly                            -------------------------------
       Property          Mortgage            Rate          Payments           Maturity             1995              1994
       --------          --------          ---------       --------           --------         ------------      -------------
       Sugar Mill         First              9.75 %        $ 23,000            10/96(a)         $1,229,000         $1,392,000
       (Melbourne,
        Florida)

  (a) As of October 5, 1991, the holder of the mortgage granted an extension of the maturity date of the loan to October 5, 2001 subject to the lender's right to call the loan at one year intervals, commencing any time after the third anniversary of the effective date of the loan modification. In the event the loan is not called by the lender, the Partnership is required to pay one-half of one percent (.5%) of the then outstanding loan balance for each additional year. On October 5, 1995, the loan was extended for one year.

       The interest rate on the loan is adjusted annually to one percent (1%) over Barnett Bank of Jacksonville's "prime rate" of interest. On October 5, 1995, the interest rate was adjusted to 9.75%.


       The final principal payment on the mortgage, due on October 5, 1996, assuming the lender calls the mortgage, is approximately $1,093,000. The Managing General Partner anticipates that this mortgage can be extended or replaced.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     RECONCILIATION OF NET LOSS PER FINANCIAL STATEMENTS TO TAX REPORTING

           The Partnership files its tax return on an accrual basis. A reconciliation of net loss from the financial statements to the net taxable loss to partners is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                            1995             1994            1993
                                                        ------------    ------------    ------------
       Net loss per financial statements                $  (146,000)    $  (101,000)    $  (192,000)

       Difference between tax depreciation
       and financial statement depreciation                  30,000          43,000          40,000
                                                        -----------     -----------     -----------

       Net taxable loss to partners                     $  (116,000)    $   (58,000)    $ (152,000)
                                                        ===========     ===========     ==========

7.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired a majority of the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                        NATIONAL PROPERTY INVESTORS II
                            (a limited partnership)

                               December 31, 1995


   SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION          SCHEDULE III


Column A           Column B               Column C                Column D                    Column E                 Column F
--------           --------               --------                --------                    --------                 --------

                                                               Cost capitalized             Gross amount
                                        Initial cost            subsequent to                carried at
                                        to company              acquisition                close of period
                                  _____________________  ________________________  _______________________________
                                          Buildings and                  Carrying            Buildings and            Accumulated
Description      Encumbrances     Land    Improvements   Improvements     Costs     Land     Improvements    Total    Depreciation
-----------      ------------     ----    ------------   ------------     -----     ----     ------------    -----    ------------
Residential
Property

Sugar Mill
  Apartment -
  Melbourne,
  Florida        $ 1,229,000   $350,000   $3,905,000     $1,274,000     $ 19,000   $352,000  $5,196,000    $5,548,000  $3,898,000
                 -----------   --------   ----------     ----------     --------   --------  ----------    ----------  ----------

  Totals         $ 1,229,000   $350,000   $3,905,000     $1,274,000     $ 19,000   $352,000  $5,196,000    $5,548,000  $3,898,000
                 ===========   ========   ==========     ==========     ========   ========  ==========    ==========  ==========

                        Column G    Column H     Column I
                        --------    --------     --------
                                                   Life
                                                 on which
                                                depreciation
                                                is computed
                                                in latest
                         Date of      Date        income
                      Construction  Acquired     statement
                      ------------  --------    ----------
Residential
Property

Sugar Mill
  Apartment -
  Melbourne,
  Florida                1974        12/78        5-27 yrs.

  Totals


                         See notes on following page.

                                                                    SCHEDULE III

                         NATIONAL PROPERTY INVESTORS II
                             (a limited partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                            YEARS ENDED DECEMBER 31,
                                                                     --------------------------------------
                                                                         1995         1994         1993
                                                                     -----------  -----------  ------------
Note 1.     Reconciliation of real estate

            Balance at beginning of period                           $ 5,526,000  $ 5,516,000  $ 5,505,000
            Additions during period:
              Improvements                                                22,000       10,000       11,000
                                                                      ----------   ----------   ----------

            Balance at end of period                                  $5,548,000   $5,526,000   $5,516,000
                                                                      ==========   ==========   ==========


Note 2.     Reconciliation of accumulated depreciation

            Balance at beginning of period                            $3,687,000   $3,434,000   $3,174,000
            Additions during period:
               Depreciation expense                                      211,000      253,000      260,000
                                                                      ----------   ----------   ----------

            Balance at end of period                                  $3,898,000   $3,687,000   $3,434,000
                                                                      ==========   ==========   ==========


Note 3.     The aggregate cost for federal income tax purposes at
              December 31, 1995, is $5,548,000.



                                     F - 14

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                                                                   Page
                                                                                                                   ----
PART I.  FINANCIAL INFORMATION:
-------------------------------
       Independent Auditors' report..............................................................................  F - 2

       Consolidated financial statements - years ended December 31, 1995, 1994 and 1993:

         Balance sheets..........................................................................................  F - 3

         Statements of operations................................................................................  F - 4

         Statements of partners' deficit.........................................................................  F - 5

         Statements of cash flows................................................................................  F - 6

         Notes to consolidated financial statements..............................................................  F - 7

       Financial statement schedule :

          Schedule III - Real Estate and Accumulated
          Depreciation at December 31, 1995......................................................................  F - 14


Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors III
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of National Property Investors III (a limited partnership) (the "Partnership") and its subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' (deficit) and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of National Property Investors III and its subsidiary as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                               Certified Public Accountants

New York, N.Y.
January 23, 1996

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                                  DECEMBER 31,
                                                           -----------------------------

                                                               1995                 1994
                                                           ------------          ------------
ASSETS
------
Real estate, net of accumulated depreciation               $ 12,513,000          $ 13,434,000
Escrow deposits                                                 290,000               198,000
Other assets                                                    504,000               631,000
Cash and cash equivalents                                       921,000               205,000
                                                           ------------          ------------

      Total assets                                         $ 14,228,000          $ 14,468,000
                                                           ============          ============


LIABILITIES AND PARTNERS' DEFICIT
---------------------------------

Mortgages payable                                          $ 24,161,000          $ 24,649,000
Accounts  payable and accrued expenses                          717,000               728,000
Tenants' security deposits payable                              213,000               199,000
                                                           ------------          ------------

      Total liabilities                                      25,091,000            25,576,000
                                                           ------------          ------------

Partners' Deficit:

Limited partners' deficit (48,049 units
  outstanding at December 31, 1995 and 1994)                (10,575,000)          (10,818,000)
General partner's deficit                                      (288,000)             (290,000)
                                                            ------------         ------------

      Total partners' deficit                               (10,863,000)          (11,108,000)
                                                            ------------         ------------

      Total liabilities and partners' deficit              $ 14,228,000          $ 14,468,000
                                                           ============          ============

                See notes to consolidated financial statements.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                        YEARS ENDED DECEMBER 31,
                                                                                ------------------------------------------

                                                                                    1995          1994            1993
                                                                                 -----------   -----------     -----------

Revenues:
      Rental income                                                             $ 7,320,000   $ 6,975,000     $ 6,612,000
      Other income                                                                  401,000       263,000         258,000
      Interest income                                                                28,000        22,000          13,000
                                                                                 -----------   -----------     -----------

      Total revenues                                                              7,749,000     7,260,000       6,883,000
                                                                                 -----------   -----------     -----------

Expenses (including $747,000, $733,000 and $688,000
  paid to the general partner and affiliates in 1995,
  1994, and 1993.)
      Operating expenses                                                          3,820,000     4,068,000       4,137,000
      Mortgage interest                                                           2,178,000     2,304,000       2,322,000
      Depreciation                                                                1,289,000     1,359,000       1,365,000
      General and administrative                                                    217,000       216,000         195,000
                                                                                 -----------   -----------     -----------

      Total expenses                                                              7,504,000     7,947,000       8,019,000
                                                                                 -----------   -----------     -----------

Net income (loss)                                                               $   245,000   $  (687,000)    $(1,136,000)
                                                                                 ===========   ===========     ===========


Net income (loss) per limited partnership unit                                  $      5.05   $    (14.15)    $    (23.41)
                                                                                 ===========   ===========     ===========

                See notes to consolidated financial statements.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                 CONSOLIDATED STATEMENTS OF PARTNERS' DEFICIT

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                          General              Limited               Total
                                                                         partner's            partners'            partners'
                                                                         (deficit)            (deficit)            (deficit)
                                                                        ------------         ------------         ------------


Balance - January 1, 1993                                               $   (272,000)        $ (9,013,000)        $ (9,285,000)

      Net (loss)                                                             (11,000)          (1,125,000)          (1,136,000)
                                                                        ------------         ------------         ------------


Balance - December 31, 1993                                                 (283,000)         (10,138,000)         (10,421,000)

      Net (loss)                                                              (7,000)            (680,000)            (687,000)
                                                                        ------------         ------------         ------------



Balance - December 31, 1994                                            $   (290,000)         $(10,818,000)        $(11,108,000)

      Net income                                                              2,000               243,000              245,000
                                                                        ------------         ------------         ------------

Balance - December 31, 1995
                                                                       $   (288,000)         $(10,575,000)        $(10,863,000)
                                                                        ============          ============         ============

                 See notes to consolidated financial statements.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    YEARS ENDED DECEMBER 31,
                                                                      --------------------------------------------------

                                                                         1995               1994                 1993
                                                                      -----------        -----------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                     $   245,000       $  (687,000)         $(1,136,000)
Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
      Amortization of mortgage costs                                       54,000            36,000               16,000
      Depreciation                                                      1,289,000         1,359,000            1,365,000
      Mortgage costs paid                                                     --           (218,000)                 --
Decrease (increase) in certain assets:
      Other assets                                                         73,000           (40,000)             (34,000)
      Escrow deposits                                                     (92,000)           (8,000)              43,000
Increase (decrease) in certain liabilities:
      Accounts payable and accrued expenses                               (11,000)           (4,000)               5,000
      Due to affiliates                                                        --           (34,000)              34,000
      Tenants' security deposits payable                                   14,000             6,000              (26,000)
                                                                       -----------       -----------          -----------

Net cash provided by operating activities                               1,572,000           410,000              267,000
                                                                       -----------       -----------          -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                                 (368,000)         (255,000)            (200,000)
                                                                       -----------       -----------          -----------

Cash (used in) investing activities                                      (368,000)         (255,000)            (200,000)
                                                                       -----------       -----------          -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from refinancing of mortgage                                          --         2,075,000                  --
Satisfaction of mortgage payable                                               --        (1,343,000)                 --
Mortgage principal repayments                                            (488,000)         (719,000)            (144,000)
                                                                       -----------       -----------          -----------

Net cash (used in) provided by financing activities                      (488,000)           13,000             (144,000)
                                                                       -----------       -----------          -----------

Net Increase (Decrease) in Cash and Cash Equivalents                      716,000           168,000              (77,000)

Cash and Cash Equivalents at Beginning of Year                            205,000            37,000              114,000
                                                                       -----------       -----------          -----------


Cash and Cash Equivalents at End of Year                              $   921,000       $   205,000          $    37,000
                                                                      ============      ============         ============


Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash                                              $ 2,124,000       $ 2,281,000          $ 2,306,000
                                                                      ============      ============         ============

Supplemental Disclosure of Non-cash Financing Activities:
   Replacement reserve holdback from proceeds of
     mortgage refinancing                                             $        --       $   225,000          $        --
                                                                      ============      ============         ============


                See notes to consolidated financial statements.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors III (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California as of February 1, 1979, for the purpose of acquiring and operating income-producing residential real estate. The Partnership currently owns garden apartments in Charlotte (North Carolina), Lisle (Illinois) and Winter Park (Florida). The Partnership will terminate on December 31, 2005, or sooner, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 48,049 units of the limited partnership were issued, for an aggregate capital contribution of $24,025,000. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Consolidation

       Beginning in 1994, the consolidated financial statements include the statements of the Partnership and its wholly-owned subsidiary formed in 1994. All significant intercompany transactions and balances have been eliminated.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments", as amended by the SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments", which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates their fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting For the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Real Estate (Continued)

       recover the assets' carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS has no effect on the Partnership's financial statements.

       Cash Equivalents

       The Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, substantially all of the Partnership's cash was invested in overnight repurchase agreements, secured by United State Treasury obligations, which are included in cash and cash equivalents.

       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

       Income Taxes


       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 15 to 27 years for buildings and improvements and from five to seven years for furnishings.

       Deferred Financing Costs

       Financing costs incurred in originating financing are deferred and amortized as interest expense over the term of the related loan, or expensed, if financing is not obtained. Deferred financing costs, net of accumulated amortization, of $173,000 and $227,000, at December 31, 1995 and 1994, respectively, are included in other assets. As of December 31, 1995, and December 31, 1994, accumulated amortization amounted to $126,000 and $72,000, respectively.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Net Income (Loss) Per Limited Partnership Unit

       Net income (loss) per limited partnership unit is calculated by dividing the net income (loss) allocated to the limited partners by the number of units outstanding.

       Reclassification

       Certain amounts from 1993 and 1994 have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner"), is the general partner of the Partnership. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia").

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. ("DeForest I") made tender offers for limited partnership interests in twelve affiliated limited partnerships. Shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995, DeForest II owned approximately 44% of total limited partnership units of the Partnership. An affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see
       Note 7).

       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994, and 1993, an affiliate of NPI Equity received $385,000, $363,000 and $345,000, respectively.

       For services relating to the administration of the Partnership and operation of Partnership properties, NPI Equity is entitled to receive payment for non-accountable expenses up to a maximum of $100,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to receive any non-accountable expense reimbursements for the years ended December 31, 1995, 1994, and 1993.

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership. No distributions were made during the years ended December 31, 1995, 1994, and 1993.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       NPI Equity received reimbursement of accountable administrative expenses of $152,000, $144,000 and $143,000 for the years ended December 31, 1995,
       1994, and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $35,000, $43,000 and $39,000, for the years ended December 31, 1995, 1994, and 1993, respectively. These reimbursements are included in operating expenses.

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date"), retroactive to January 1, 1992, are summarized as follows:


       - Upon sale of the Partnership properties, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their appraised investment in the Partnership at February 1, 1992.

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership; and permit affiliates of NPI Equity to be paid insurance brokerage commissions in connection with the sale of insurance to the properties under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the periods ended December 31, 1995, 1994, and 1993, respectively, are approximately $175,000, $183,000 and $152,000, respectively, of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged for by NPI Equity.

       - NPI Equity was paid $9,000 in fees relating to successful real estate tax appeals on the Partnership's properties during the year ended December 31, 1993. These fees are included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's properties during the years ended December 31, 1995, 1994, and 1993.

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investors Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $500,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at

                            NATIONAL PROPERTY INVESTORS III
                                (a limited partnership)

                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the NPI Equity (whether or not For Cause); (ii) the sale or refinancing of a property by the Partnership (whether or not a borrowing under the Partnership Revolver was made with respect to such property); or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     REAL ESTATE

       Real estate, at depreciable cost, is summarized as follows:

                                                   December 31,
                                              ----------------------
                                               1995            1994
                                              ------          ------

         Land                            $   3,023,000    $  3,023,000
         Buildings and improvements         30,426,000      30,058,000
                                         -------------    ------------

         Less: Accumulated depreciation    (20,936,000)    (19,647,000)
                                         -------------    ------------
                                         $  12,513,000    $ 13,434,000
                                         =============    ============

         The real estate is pledged to collateralize non-recourse mortgages set forth in Note 5.

5.       MORTGAGES PAYABLE

         a. Mortgages payable, which are non-recourse to the Partnership, are as follows:

                                              Annual                                                   December 31,
                              Deed of        Interest         Monthly                           ----------------------------
         Property              Trust           Rate           Payments        Maturity             1995                1994
         --------            ---------      ----------        --------        --------          ---------           ---------
         Pinetree (1)        First            9.87%           $  21,000         7/01           $ 2,268,000        $ 2,291,000
         (Charlotte,
           North
           Carolina)

         Lake Side           First            8.25%            $151,000         8/99            17,241,000         17,612,000
          (Lisle,
           Illinois)

         Summerwalk          First            9.75%            $ 46,000         9/96             4,652,000          4,746,000
         (Winter Park,                                                                         ------------       ------------
         Florida)
                                                                                               $24,161,000        $24,649,000
                                                                                               ============       =============

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.       MORTGAGES PAYABLE (Continued)

         (1) A balloon payment of approximately $4,582,000 is due in September 1996. If the loan is not refinanced or extended or the property is not sold, the property could be lost through foreclosure. If the property is lost through foreclosure the Partnership would not recognize a loss for financial statement purposes.

         b. The final payments due on mortgages payable for mortgages which are not self-liquidating:

                         Deed of                 Date of
             Property     Trust   Final Payment  Maturity
             --------    -------  -------------  --------
             Pinetree    First    $  2,090,000     7/01

             Lake Side   First    $15,633,000      8/99

             Summerwalk  First    $ 4,582,000      9/96

         c. The following is a summary of the anticipated future principal payments on the mortgages:

                       Year ending
                       December 31,            Amount
                       ------------            ------

                          1996              $ 5,080,000
                          1997                  465,000
                          1998                  505,000
                          1999                5,963,000
                          2000                   37,000
                       Thereafter             2,111,000
                                            -----------
                         Total              $24,161,000
                                            ===========

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6. RECONCILIATION OF NET INCOME (LOSS) PER CONSOLIDATED FINANCIAL STATEMENTS TO TAX REPORTING

         The Partnership files its tax returns on an accrual basis. A reconciliation of net loss from the consolidated financial statements to the net taxable loss to partners is as follows:


                                                                             YEARS ENDED DECEMBER 31,
                                                                   -------------------------------------------
                                                                    1995              1994               1993
                                                                   ------            -------            ------
         Net income (loss) per consolidated
          financial statements                                  $  245,000       $  (687,000)        $(1,136,000)
         Difference between income and expenses
           for consolidated financial statement
           and tax reporting                                        10,000             4,000             (15,000)
         Difference between tax depreciation
           and consolidated financial
           statement depreciation                                   95,000            95,000              72,000
                                                                -----------      ------------        ------------
         Net taxable income (loss) to partners                  $  350,000       $  (588,000)        $(1,079,000)
                                                                ===========      ============        ============


7.       SUBSEQUENT EVENT

         On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                        NATIONAL PROPERTY INVESTORS III
                            (a limited partnership)

                               December 31, 1995

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION             SCHEDULE III

Column A                    Column B         Column C                     Column D                          Column E
--------                    --------         --------                     --------                          --------
                                                                      Cost capitalized                    Gross amount
                                            Initial cost                subsequent to                      carried at
                                           to Partnership                acquisition                     close of period
                                       --------------------------  -----------------------   -------------------------------
                                                    Buildings and                 Carrying               Buildings and
Description             Encumbrances   Land         Improvements   Improvements    Costs     Land        Improvements  Total
-----------             -------------  ----         -------------  -------------   ------    ----        ------------  -----
Residential
Properties

Pinetree Apartments-
  Charlotte, NC         $ 2,268,000    $   493,000  $ 3,873,000    $1,303,000     $  36,000  $  499,000 $ 5,206,000   $ 5,705,000

Lakeside Apartments-
  Lisle, IL              17,241,000      2,087,000   15,363,000     3,053,000        44,000   2,093,000  18,454,000    20,547,000

Summerwalk Apartments-
  Winter Park, FL         4,652,000        427,000    6,347,000       365,000        58,000     431,000   6,766,000     7,197,000
                         -----------    ----------   ----------     ----------    ----------  ---------  -----------    ----------

  Totals                $24,161,000    $3,007,000   $25,583,000  $ 4,721,000      $ 138,000   $3,023,000  $30,426,000   $33,449,000
                        ===========   ===========  ============ ============     ==========  =========== ============   ===========

                                                   Column F            Column G          Column H               Column I
                                                   --------            --------          --------               --------
                                                                                                                  Life
                                                                                                                on which
                                                                                                              depreciation
                                                                                                              is computed
                                                                                                               in latest
                                             Accumulated              Date of             Date               statement of
                                             Depreciation           Construction        Acquired              operations
                                             ------------           ------------        --------             ------------
Residential
Properties

Pinetree Apartments-
  Charlotte, NC                              $ 3,735,000                1974              7/80                  5-27 yrs.

Lakeside Apartments-
  Lisle, IL                                   12,682,000             1973/1975           12/80                  5-27 yrs.

Summerwalk Apartments-
  Winter Park, FL                              4,519,000                1974             12/80                  7-27 yrs.
                                           -------------
  Totals                                     $20,936,000
                                           =============

                         See notes on following page.

                                                            SCHEDULE III

                         NATIONAL PROPERTY INVESTORS III
                             (a limited partnership)

                            NOTES TO SCHEDULE III -
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                                       YEARS ENDED DECEMBER 31,
                                                                     ------------------------------------------------------------
                                                                           1995                 1994                  1993
                                                                     ------------------  --------------------  -------------------
Note 1.     Reconciliation of real estate:

            Balance at beginning of period                           $      33,081,000   $        32,826,000   $       32,626,000
            Additions during period:
                Improvements                                                   368,000               255,000              200,000
                                                                     ------------------  --------------------  -------------------

            Balance at end of period                                 $      33,449,000   $        33,081,000   $       32,826,000
                                                                     ==================  ====================  ===================


Note 2.     Reconciliation of accumulated depreciation:

            Balance at beginning of period                           $      19,647,000   $        18,288,000   $       16,923,000
            Additions during period:
                Depreciation expense                                         1,289,000             1,359,000            1,365,000
                                                                     ------------------  --------------------  -------------------

            Balance at end of period                                 $      20,936,000   $        19,647,000   $       18,288,000
                                                                     ==================  ====================  ===================


Note 3. The aggregate cost for federal income tax purposes at December 31, 1995, is $33,465,000.

                                     F-15

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                          Page
                                                                          ----
PART I.  FINANCIAL INFORMATION:

   Independent Auditors' report.........................................  F - 2

   Financial statements - years ended December 31, 1995, 1994 and 1993:

     Balance sheets.....................................................  F - 3

     Statements of operations...........................................  F - 4

     Statements of partners' deficit....................................  F - 5

     Statements of cash flows...........................................  F - 6

     Notes..............................................................  F - 7

   Financial statement schedule :

     Schedule III - Real Estate and Accumulated
     Depreciation at December 31, 1995..................................  F - 14

Financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors 4
Greenville, South Carolina


                         Independent Auditors' Report


We have audited the accompanying balance sheets of National Property Investors 4 (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related statements of operations, partners' (deficit) and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Property Investors 4 as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                                    Certified Public Accountants

New York, N.Y.
January 30, 1996

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                                BALANCE SHEETS

                                                                    DECEMBER 31,
                                                           ----------------------------
                                                               1995           1994
                                                           ------------    ------------
ASSETS

Real estate, net of accumulated depreciation               $  8,920,000    $  9,737,000
Cash and cash equivalents                                     2,326,000       1,068,000
Security deposits and other assets                              656,000         705,000
Escrow deposits                                                 179,000         234,000
                                                           ------------    ------------
      Total assets                                         $ 12,081,000    $ 11,744,000
                                                           ============    ============

LIABILITIES AND PARTNERS' (DEFICIT)

Mortgage payable                                           $ 16,877,000    $ 17,241,000
Tenants' security deposits payable                              375,000         354,000
Accounts payable and accrued expenses                           179,000         191,000
                                                           ------------    ------------
      Total liabilities                                      17,431,000      17,786,000
                                                           ------------    ------------
Partners' (Deficit):

Limited partners' (deficit) (60,005 units outstanding at
   December 31, 1995 and 1994)                               (5,031,000)     (5,716,000)
General partner's (deficit)                                    (319,000)       (326,000)
                                                           ------------    ------------
      Total partners' (deficit)                              (5,350,000)     (6,042,000)
                                                           ------------    ------------
      Total liabilities and partners' (deficit)            $ 12,081,000    $ 11,744,000
                                                           ============    ============

                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 4
                             (a limited partnership)

                            STATEMENTS OF OPERATIONS

                                                             YEARS ENDED DECEMBER 31,
                                                       -----------------------------------
                                                         1995         1994         1993
                                                      ----------   ----------   ----------
Revenues:
      Rental income                                   $5,866,000   $5,662,000   $5,438,000
      Other income                                       211,000      182,000      218,000
      Interest income                                     87,000       46,000       38,000
                                                      ----------   ----------   ----------
      Total revenues                                   6,164,000    5,890,000    5,694,000
                                                      ----------   ----------   ----------
Expenses (including $598,000, $579,000 and
$611,000 paid to the general partner and affiliates
in 1995, 1994 and 1993):
      Operating expenses                               2,761,000    2,743,000    2,660,000
      Mortgage interest                                1,538,000    1,597,000    1,678,000
      Depreciation                                       989,000    1,047,000    1,126,000
      General and administrative                         184,000      188,000      176,000
                                                      ----------   ----------   ----------
      Total expenses                                   5,472,000    5,575,000    5,640,000
                                                      ----------   ----------   ----------
Net income                                            $  692,000   $  315,000   $   54,000
                                                      ==========   ==========   ==========

Net income per limited partnership unit               $    11.42   $     5.20   $     0.88
                                                      ==========   ==========   ==========

                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 4
                             (a limited partnership)

                         STATEMENTS OF PARTNERS' DEFICIT

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                General        Limited        Total
                               partner's      partners'      partners'
                               (deficit)      (deficit)      (deficit)
                              -----------    -----------    -----------

Balance - January 1, 1993     $  (330,000)   $(6,081,000)   $(6,411,000)

      Net income                    1,000         53,000         54,000
                              -----------    -----------    -----------

Balance - December 31, 1993      (329,000)    (6,028,000)    (6,357,000)

      Net income                    3,000        312,000        315,000
                              -----------    -----------    -----------

Balance - December 31, 1994      (326,000)    (5,716,000)    (6,042,000)

      Net income                    7,000        685,000        692,000
                              -----------    -----------    -----------

Balance - December 31, 1995   $  (319,000)   $(5,031,000)   $(5,350,000)
                              ===========    ===========    ===========

                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 4
                             (a limited partnership)

                            STATEMENTS OF CASH FLOWS

                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
                                                           1995          1994            1993
                                                       -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                             $   692,000    $   315,000    $    54,000
Adjustments to reconcile net income to net cash
   provided by operating activities
      Amortization of mortgage costs                        46,000         46,000         46,000
      Depreciation                                         989,000      1,047,000      1,126,000
Decrease (increase) in certain assets:
      Other assets                                           3,000         27,000       (122,000)
      Escrow deposits                                       55,000         37,000        130,000
      Due from affiliate                                        --         20,000        (20,000)
Increase (decrease) in certain liabilities:
      Accounts payable and accrued expenses                (12,000)       (35,000)        23,000
      Tenants' security deposits payable                    21,000          6,000        (61,000)
                                                       -----------    -----------    -----------
Net cash provided by operating activities                1,794,000      1,463,000      1,176,000
                                                       -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                  (172,000)      (508,000)      (410,000)
                                                       -----------    -----------    -----------
Cash (used in) investing activities                       (172,000)      (508,000)      (410,000)
                                                       -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal repayments                             (364,000)    (1,298,000)      (225,000)
                                                       -----------    -----------    -----------
Cash (used in) financing activities                       (364,000)    (1,298,000)      (225,000)
                                                       -----------    -----------    -----------
Net Increase (Decrease) in Cash and Cash Equivalents     1,258,000       (343,000)       541,000

Cash and Cash Equivalents at Beginning of Year           1,068,000      1,411,000        870,000
                                                       -----------    -----------    -----------
Cash and Cash Equivalents at End of Year               $ 2,326,000    $ 1,068,000    $ 1,411,000
                                                       ===========    ===========    ===========
Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash                               $ 1,494,000    $ 1,560,000    $ 1,633,000
                                                       ===========    ===========    ===========

                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors 4 (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California on July 1, 1980 for the purpose of acquiring and operating income-producing residential real estate. The Partnership currently owns one residential apartment complex located in Pennsylvania. The Partnership will terminate on December 31, 2005, or sooner, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 60,005 units of the limited partnership were issued, for aggregate capital contributions of $30,002,500. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments", as amended by the SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments", which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates their fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting For the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets' carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS has no effect on the Partnership's financial statements.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had $1,868,000 in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 15 to 27.50 years for buildings and improvements and from five to seven years for furnishings.


       Deferred Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan. Net deferred costs of $73,000 and $119,000 are included in other assets at December 31, 1995 and 1994, respectively. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $388,000 and $342,000, respectively.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Net Income Per Limited Partnership Unit

       Net income per limited partnership unit is calculated by dividing the net income allocated to the limited partners by the number of units outstanding.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner"), is the general partner of the Partnership. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia").

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. ("DeForest I") made tender offers for limited partnership interests in twelve affiliated limited partnerships. Shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995 DeForest II had acquired approximately 49.9% of the total limited partnership units of the Partnership. An affiliate of Insignia acquired a majority of the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 7).


       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994, and 1993, an affiliate of NPI Equity received $307,000, $292,000 and $285,000, respectively. Property management fees are included in operating expenses.

       For services relating to the administration of the Partnership and the operation of its property, NPI Equity is entitled to receive payment of non-accountable expenses up to a maximum of $100,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to receive any non-accountable expense reimbursements for the years ended December 31, 1995, 1994 and 1993.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership.

       For managing the affairs of the Partnership, NPI Equity is entitled to receive a partnership management fee equal to 5% of the Partnership's adjusted cash from operations, of which 60% is subordinated to the limited partners receipt of an 8% return on adjusted contributed capital. NPI Equity was not entitled to receive a fee for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity received reimbursement of accountable administrative expenses of $143,000, $152,000 and $149,000 for the years ended December 31, 1995,
       1994, and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $29,000, $26,000 and $22,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in operating expenses.

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date") retroactive to January 1, 1992, are summarized as follows:

       - Upon sale of the Partnership's property, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their appraised investment in the Partnership at February 1, 1992.

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership; and permit affiliates of NPI Equity to be paid an insurance brokerage commission in connection with the sale of insurance to the property under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the years ended December 31, 1995, 1994 and 1993 is approximately $119,000, $109,000 and $98,000, respectively, of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged for by NPI Equity.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       NPI Equity was paid a $57,000 fee relating to a successful real estate tax appeal on the Partnership's sole property during the year ended December 31, 1993. This fee is included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's property during the years ended December 31, 1995, 1994 and 1993.

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Properties Investor Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $300,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause), (ii) the sale or refinancing of the Partnership's property, or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     REAL ESTATE

       Real estate, at depreciated cost, is summarized as follows:

                                                                 December 31,
                                                    -------------------------------------
                                                         1995                    1994
                                                    ------------           --------------
       Land                                         $  1,980,000           $    1,980,000
       Buildings and improvements                     23,009,000               22,837,000
                                                    ------------           --------------

                                                      24,989,000               24,817,000
       Less:  Accumulated depreciation                16,069,000               15,080,000
                                                    ------------           --------------

                                                    $  8,920,000           $    9,737,000
                                                    ============           ==============

       The real estate is pledged to collateralize a non-recourse mortgage, as set forth in Note 5 below.

                            NATIONAL PROPERTY INVESTORS 4
                               (a limited partnership)

                            NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     MORTGAGE PAYABLE

       a. The mortgage payable, which is non-recourse to the Partnership, is as follows:

                                 Annual                                                                     December 31,
                                Deed of         Interest          Monthly                         -------------------------------
           Property              Trust            Rate            Payment         Maturity            1995               1994
           --------             -------         --------          -------         --------        -----------         -----------
       Village of               First             8.75%           $155,000          8/97          $16,877,000         $17,241,000
       Pennbrook,                                                                                 ===========         ===========
       (Falls Township,
        Pennsylvania)

       On April 29, 1994, the Partnership prepaid $1,000,000 of the principal balance of the mortgage encumbering the Partnership's sole property.

       b. The following is the final payment due on the mortgage payable which is not self-liquidating:

                                             Deed of                                              Date of
                     Property                 Trust               Final Payment                  Maturity
                   -----------               -------              -------------                  --------
                   Village of
                    Pennbrook                 First                $ 16,232,000                    8/97

       c. The following is a summary of the anticipated future principal payments on the mortgage:

                 Year ending
                 December 31,                                Amount
                 ------------                             ------------
                    1996                                   $   397,000
                    1997                                    16,480,000
                                                          ------------
                    Total                                  $16,877,000
                                                          ============

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     RECONCILIATION OF NET INCOME (LOSS) PER FINANCIAL STATEMENTS
       TO TAX REPORTING

       The Partnership files its tax return on an accrual basis and has computed depreciation for tax purposes using accelerated methods, which are not in accordance with generally accepted accounting principles. A reconciliation of the net income per the financial statements to the net taxable income to partners is as follows:


                                                                         YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------
                                                               1995               1994             1993
                                                           ------------        -----------         ----------
         Net income per financial statements               $    692,000        $   315,000        $    54,000

         Difference between expenses for
            financial statement and tax reporting                 6,000             32,000              2,000

         Difference between tax depreciation
            and financial statement depreciation                (30,000)           (16,000)            54,000
                                                           ------------        -----------         ----------
         Net taxable income to partners                    $    668,000        $   331,000         $  110,000
                                                           ============        ===========         ==========

7.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the majority of the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                         NATIONAL PROPERTY INVESTORS 4
                            (a limited partnership)

                               December 31, 1995

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------


Column A                    Column B               Column C                     Column D
--------                    --------               --------                     --------

                                                                            Cost capitalized
                                                 Initial cost                 subsequent to
                                                  to company                   acquisition
                                             -----------------------   --------------------------
                                                       Buildings and                     Carrying
Description               Encumbrances       Land      Improvements    Improvements        Costs
-----------               ------------       ----      ------------    ------------        -----
Residential
Properties
----------

Village of Pennbrook
Apartments -
Falls Township, PA       $ 16,877,000    $1,972,000    $18,245,000      $4,691,000       $81,000
                         ------------    ----------    -----------      ----------       -------

Totals                   $ 16,877,000    $1,972,000    $18,245,000      $4,691,000       $81,000
                         ============    ==========    ===========      ==========       =======

                                                                                                         SCHEDULE III

Column A                                Column E                   Column F       Column G      Column H     Column I
--------                                --------                   --------       --------      --------     --------
                                                                                                               Life
                                       Gross amount                                                          on which
                                        carried at                                                         depreciation
                                     close of period                                                        is computed
                            ---------------------------------                                                in latest
                                      Buildings and               Accumulated       Date of       Date        income
Description                 Land      Improvements      Total     Depreciation   Construction   Acquired     statement
-----------                 ----      ------------      -----     ------------   ------------   --------     ---------
Residential
Properties
----------

Village of Pennbrook
Apartments -

Falls Township, PA       $1,980,000    $23,009,000    $24,989,000    $16,069,000      1973        12/81      5-27  yrs.
                         ----------    -----------    -----------    -----------

Totals                   $1,980,000    $23,009,000    $24,989,000    $16,069,000
                         ==========    ===========    ===========    ===========

                          See notes on following page

                                                                   SCHEDULE III

                          NATIONAL PROPERTY INVESTORS 4
                             (a limited partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                     YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------
                                                               1995          1994          1993
                                                           -----------   -----------   -----------
Note 1      Reconciliation of real estate

            Balance at beginning of period                 $24,817,000   $24,309,000   $23,899,000
            Additions during period:
              Improvements                                     172,000       508,000       410,000
                                                           -----------   -----------   -----------
            Balance at end of period                       $24,989,000   $24,817,000   $24,309,000
                                                           ===========   ===========   ===========

Note 2      Reconciliation of accumulated depreciation

            Balance at beginning of period                 $15,080,000   $14,033,000   $12,907,000
            Additions during period:
               Depreciation expense                            989,000     1,047,000     1,126,000
                                                           -----------   -----------   -----------
            Balance at end of period                       $16,069,000   $15,080,000   $14,033,000
                                                           ===========   ===========   ===========

Note 3. The aggregate cost for federal income tax purposes at December 31, 1995 is $24,420,000.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                                                               Page
PART I.  FINANCIAL INFORMATION:

  Auditors' report............................................................................................ F - 2

  Financial statements - years ended December 31, 1995, 1994 and 1993:

    Balance sheets............................................................................................ F - 3

    Statements of operations.................................................................................. F - 4

    Statements of partners' (deficit) equity.................................................................. F - 5

    Statements of cash flows.................................................................................. F - 6

    Notes..................................................................................................... F - 7

  Financial statement schedule :

    Schedule III - Real Estate and Accumulated Depreciation at December 31, 1995.............................. F - 16

    Financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors 5
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying balance sheets of National Property Investors 5 (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related statements of operations, partners' (deficit) equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Property Investors 5 as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                 Certified Public Accountants

New York, N.Y.
January 22, 1996

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                                BALANCE SHEETS

                                                                 DECEMBER 31,
                                                          ---------------------------
                                                             1995            1994
                                                         ------------    ------------
ASSETS

Real estate, net of accumulated depreciation             $ 11,768,000    $ 12,912,000
Cash and cash equivalents                                   1,802,000       1,325,000
Other assets                                                1,065,000       1,295,000
                                                         ------------    ------------

      Total assets                                       $ 14,635,000    $ 15,532,000
                                                         ============    ============


LIABILITIES AND PARTNERS' EQUITY

Mortgage payable                                         $ 14,729,000    $ 14,906,000
Accounts payable and accrued expenses                         249,000         230,000
Tenants' security deposits payable                            124,000         138,000
                                                         ------------    ------------

      Total liabilities                                    15,102,000      15,274,000
                                                         ------------    ------------


Partners' (Deficit) Equity:

 General partner's (deficit)                               (1,215,000)     (1,193,000)
 Limited partners equity (82,513 units outstanding at
  December 31, 1995 and 1994)                                 748,000       1,451,000
                                                         ------------    ------------

      Total partners' (deficit) equity                       (467,000)        258,000
                                                         ------------    ------------

      Total liabilities and partners' (deficit) equity   $ 14,635,000    $ 15,532,000
                                                         ============    ============

                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 5
                             (a limited partnership)

                            STATEMENTS OF OPERATIONS

                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------

                                                           1995           1994           1993
                                                        -----------    -----------    -----------

Revenues:
      Rental income                                     $ 5,224,000    $ 5,175,000    $ 5,055,000
      Other income                                          244,000        231,000        200,000
      Interest income                                        89,000         43,000         11,000
                                                        -----------    -----------    -----------

      Total revenues                                      5,557,000      5,449,000      5,266,000
                                                        -----------    -----------    -----------

Expenses (including $688,000, $664,000 and
  $612,000 paid to the general partner and affiliates
  in 1995, 1994, and 1993):
      Operating expenses                                  3,353,000      3,311,000      3,063,000
      Depreciation                                        1,339,000      1,471,000      1,488,000
      Mortgage interest                                   1,369,000      1,491,000      1,442,000
      General and administrative                            221,000        252,000        211,000
                                                        -----------    -----------    -----------

      Total expenses                                      6,282,000      6,525,000      6,204,000
                                                        -----------    -----------    -----------

Net loss                                                $  (725,000)   $(1,076,000)   $  (938,000)
                                                        ===========    ===========    ===========



Net loss per limited partnership unit                   $     (8.52)   $    (12.65)   $    (11.03)
                                                        ===========    ===========    ===========

                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 5
                             (a limited partnership)

                    STATEMENTS OF PARTNERS' (DEFICIT) EQUITY

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993



                                General       Limited         Total
                               partner's      partners'      partners'
                               (deficit)       equity         equity
                              -----------    -----------    -----------
Balance - January 1, 1993     $(1,133,000)   $ 3,405,000    $ 2,272,000

      Net loss                    (28,000)      (910,000)      (938,000)
                              -----------    -----------    -----------


Balance - December 31, 1993    (1,161,000)     2,495,000      1,334,000

      Net loss                    (32,000)    (1,044,000)    (1,076,000)
                              -----------    -----------    -----------


Balance - December 31, 1994    (1,193,000)     1,451,000        258,000

      Net loss                    (22,000)      (703,000)      (725,000)
                              -----------    -----------    -----------

Balance - December 31, 1995   $(1,215,000)   $   748,000    $  (467,000)
                              ===========    ===========    ===========



                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 5
                             (a limited partnership)

                            STATEMENTS OF CASH FLOWS

                                                               YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------

                                                         1995           1994           1993
                                                      -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                              $  (725,000)   $(1,076,000)   $  (938,000)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
      Amortization of mortgage costs                       79,000        117,000         39,000
      Depreciation                                      1,339,000      1,471,000      1,488,000
      Mortgage costs paid                                      --       (223,000)      (443,000)
Decrease (increase) in certain assets:
      Other assets                                        151,000       (143,000)      (127,000)
Increase (decrease) in certain liabilities:
      Accounts payable and accrued expenses                19,000        (36,000)        23,000
      Tenants' security deposits payable                  (14,000)       (10,000)         1,000
                                                      -----------    -----------    -----------

Net cash provided by operating activities                 849,000        100,000         43,000
                                                      -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                 (195,000)      (440,000)      (247,000)
                                                      -----------    -----------    -----------

Cash used in investing activities                        (195,000)      (440,000)      (247,000)
                                                      -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal repayments                            (177,000)      (154,000)      (319,000)
Proceeds from refinancing of mortgages                         --      7,144,000      7,835,000
Satisfaction of mortgages payable                              --     (6,293,000)    (6,506,000)
Due to affiliate                                               --       (103,000)       103,000
                                                      -----------    -----------    -----------

Net cash (used in) provided by financing activities      (177,000)       594,000      1,113,000
                                                      -----------    -----------    -----------

Net Increase in Cash and Cash Equivalents                 477,000        254,000        909,000

Cash and Cash Equivalents at Beginning of Year          1,325,000      1,071,000        162,000
                                                      -----------    -----------    -----------

Cash and Cash Equivalents at End of Year              $ 1,802,000    $ 1,325,000    $ 1,071,000
                                                      ===========    ===========    ===========


Supplemental Information:
         Interest paid in cash                        $ 1,347,000    $ 1,394,000    $ 1,377,000
                                                      ===========    ===========    ===========

Supplemental Disclosure of Non-Cash
      Financing Activities:
         Repair reserves funded by holdback
         of proceeds from mortgage refinancings       $        --    $        --    $   118,000
                                                      ===========    ===========    ===========


                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors 5 (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California as of July 15, 1981, for the purpose of acquiring and operating income producing residential real estate. The Partnership currently owns two apartment complexes located in Florida and one complex located in Alabama. The Partnership also owns a 24.028 percent interest (as a tenant-in-common with an affiliate of the managing general partner) in an apartment complex located in New Jersey. The Partnership will terminate on December 31, 2005, unless previously terminated, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 82,513 units of the limited partnership were issued for aggregate capital contributions of $41,256,500. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments", as amended by the SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments", which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates their fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting For the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets' carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS has no effect on the Partnership's financial statements.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       For real estate purchased in joint ownership with an affiliated partnership, the assets, liabilities, revenues, and expenses are allocated on a pro-rata basis to each partnership in accordance with its percentage of ownership.

       Cash Equivalents

       The Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels. At December 31, 1995, the Partnership had $1,422,000 in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 15 to 27.5 years for buildings and improvements and from five to seven years for furnishings.


       Deferred Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan. Net deferred costs of $443,000 and $522,000 are included in other assets at December 31, 1995 and 1994, respectively. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $277,000 and $198,000, respectively.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner"), is the general partner of the Partnership. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia").

       In October 1994, DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. made tender offers for limited partnership interests in twelve affiliated limited partnerships. Shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995, DeForest II had acquired approximately 45% of total limited partnership units of the Partnership. An affiliate of Insignia also acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see
       Note 8).

       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994 and 1993, an affiliate of NPI Equity received $278,000,

       $272,000 and $265,000, respectively. Property management fees are included in operating expenses.

       For services relating to the administration of the Partnership and the operation of its properties, NPI Equity is entitled to receive payment of non-accountable expenses up to a maximum of $100,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to any reimbursement for the years ended December 31, 1995, 1994 and 1993.

       For managing the affairs of the Partnership, NPI Equity is entitled to receive a partnership management fee. The fee is to be equal to 5% of the Partnership's adjusted cash from operations, of which 60% is subordinated to the limited partners receipt of an 8% return on contributed capital. NPI Equity was not entitled to receive any fees for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity is entitled to receive 3% of adjusted cash from operations and an allocation of 3% of the net income or loss of the Partnership. There was no adjusted cash from operations distributed for the years ended December 31, 1995, 1994 and 1993. Upon sale of all properties and termination of the Partnership, the general partners may be required to contribute certain funds to the Partnership in accordance with the partnership agreement.

       NPI Equity received reimbursement of accountable administrative expenses amounting to $158,000, $187,000 and $149,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $46,000, $38,000 and $43,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in operating expenses.

                            NATIONAL PROPERTY INVESTORS 5
                               (a limited partnership)

                            NOTES TO FINANCIAL STATEMENTS

                    YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       The Partnership owns a 24.028% undivided interest in Village Apartments, a garden apartment development located in Voorhees Township, New Jersey. The remaining 75.972% undivided interest is owned by National Property Investors 6, an affiliated public limited partnership.

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents", provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date"), retroactive to January 1, 1992, are summarized as follows:

       - Upon sale of Partnership properties, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992, and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their appraised investment in the Partnership at February 1, 1992.

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership, and permit affiliates of NPI Equity to be paid an insurance brokerage commission in connection with the sale of insurance to properties under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the years ended December 31, 1995, 1994 and 1993, is approximately $206,000, $167,000 and $145,000 of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged by NPI Equity. NPI Equity was paid fees of $57,000 relating to the refinancing and extension of mortgages encumbering all of the Partnership's properties during 1993. These fees are included in other assets and are being amortized over the term of each respective loan.

       NPI Equity was also paid $10,000 relating to successful real estate tax appeals on the Partnership's Altamonte Springs and Orlando, Florida properties during the year ended December 31, 1993. The tax appeal fees are included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's properties during the years ended December 31, 1995, 1994 and 1993.

                             NATIONAL PROPERTY INVESTORS 5
                                (a limited partnership)

                             NOTES TO FINANCIAL STATEMENTS

                      YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investors Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the

       Partnership Revolver is $500,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause, as defined in the Partnership Agreement); (ii) the sale or refinancing of a property by the Partnership, or; (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     REAL ESTATE

       Real estate, at depreciated cost, is summarized as follows:

                                                December 31,
                                        ----------------------------
                                            1995             1994
                                            ----             ----
       Land                             $ 2,457,000      $ 2,457,000
       Buildings and improvements        30,056,000       29,861,000
                                        ------------     -----------

                                         32,513,000       32,318,000
       Less:  Accumulated depreciation   20,745,000       19,406,000
                                        ------------     -----------

                                        $11,768,000      $12,912,000
                                        ============     ============

       The real estate is pledged to collateralize the non-recourse mortgages set forth in Note 5.

                             NATIONAL PROPERTY INVESTORS 5
                                (a limited partnership)

                             NOTES TO FINANCIAL STATEMENTS

                      YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     MORTGAGES PAYABLE

       a. Mortgages payable, which are non-recourse to the Partnership, are as follows:

                                                    Annual                                                 December 31,
                                     Type of       Interest         Monthly                          -------------------------
           Property                  Mortgage        Rate           Payments       Maturity            1995            1994
           --------                  --------        ----           --------       --------           --------        --------
           Oakwood                   First (1)      8.56%           $ 32,000         2/01           $ 4,048,000    $ 4,081,000
           Village at Lake Nan
           (Orlando, Florida)

           The Springs of            First (1)      8.56%           $ 23,000         2/01 (3)         2,994,000      3,019,000
           Altamonte (2)
           (Altamonte Springs,
            Florida)

           The Palisades (3)         First (1)      9.00%           $ 45,000         7/03             4,997,000      5,086,000
            Apartments
             (Montgomery, Alabama)

           Village                   First (1)      8.50%           $ 22,000         9/00             2,690,000      2,720,000
            (Voorhees Township,                                                                     -----------    -----------
              New Jersey)

                                                                                                    $14,729,000    $14,906,000
                                                                                                    -----------    -----------
                                                                                                    -----------    -----------

                             NATIONAL PROPERTY INVESTORS 5
                                (a limited partnership)

                             NOTES TO FINANCIAL STATEMENTS

                      YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     MORTGAGES PAYABLE (Continued)

       (1) The loan may not be prepaid without penalty.


       (2) Formerly The Meadows Apartments.

       (3) Formerly The Seasons Apartments and Townhouses.

       b.  The following are the final payments due on mortgages payable:

                                             Final     Date of
               Property           Mortgage  Payment    Maturity
               --------           --------  -------    --------
           Oakwood Village at
             Lake Nan               First   $3,829,000   2/01
           The Springs of
             Altamonte              First    2,833,000   2/01
           The Palisades            First    3,996,000   7/03
           Village                  First    2,505,000   9/00

   c.  The following is a summary of anticipated future principal payments:

                          Year ending
                          December 31,              Amount
                          ------------              ------
                          1996                     $   193,000
                          1997                         211,000
                          1998                         230,000
                          1999                         251,000
                          2000                       2,767,000
                          Thereafter                11,077,000
                                                   -----------

                            Total                  $14,729,000
                                                   -----------
                                                   -----------

       The above does not include approximately $163,000 annually that is required to be deposited in replacement reserve accounts, for certain repairs and replacements, in accordance with various mortgage agreements.

6.     JOINT VENTURE

       The Partnership currently owns The Village Apartments, as a tenant-in-common with National Property Investors 6 ("NPI-6"), an affiliated public limited partnership. NPI-6 acquired a 75.972 percent undivided interest with the Partnership owning the remaining 24.028 percent. The property is accounted for using the proportionate consolidation method. The financial statements and supplementary data reflect the Partnership's 24.028 percent proportionate share of historical cost of this property.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.   JOINT VENTURE (Continued)

     The condensed, combined balance sheets of The Village Apartments and the Partnership's proportionate share of assets, liabilities and equity at December 31, 1995 and 1994, and the condensed, combined statements of operations of Village Apartments and the Partnership's proportionate share of revenues and expenses for the years ended December 31, 1995, 1994, and 1993, are summarized as follows:

                                                                  COMBINED                  PROPORTIONATE SHARE
                                                      ---------------------------       ---------------------------
                                                         1995              1994              1995              1994
                                                      ---------         ----------       ------------       ----------

       Total assets, primarily real estate           $12,895,000        $12,773,000      $ 3,039,000        $ 3,009,000
                                                     ===========        ===========      ===========        ===========

       Liabilities, primarily mortgages payable      $11,561,000        $11,594,000      $ 2,779,000        $ 2,786,000
       Equity                                          1,334,000          1,179,000          260,000            223,000
                                                     -----------        -----------      -----------        -----------

       Total liabilities and equity                  $12,895,000        $12,773,000      $ 3,039,000        $ 3,009,000
                                                     ===========        ===========      ===========        ===========


                                                            COMBINED                              PROPORTIONATE SHARE
                                              ----------------------------------------         ------------------------
                                                  1995          1994           1993           1995         1994        1993
                                              ------------  ------------   ------------   ------------ ------------  ---------
       Total revenues                         $4,309,000      $4,105,000    $3,852,000    $1,035,000    $  986,000   $  925,000
                                              ----------      ----------    ----------    ----------    ----------   ----------

       Operating and other expenses            2,409,000       2,338,000     2,268,000       578,000       562,000      546,000
       Depreciation                              733,000         746,000       747,000       176,000       179,000      179,000
       Mortgage interest                       1,012,000       1,019,000       799,000       244,000       245,000      192,000
                                             -----------      ----------   -----------   -----------   -----------   ----------

       Total expenses                          4,154,000       4,103,000     3,814,000       998,000       986,000      917,000
                                             -----------     -----------   -----------   -----------   -----------   ----------

       Net income                             $  155,000      $    2,000    $   38,000    $   37,000    $        -   $    8,000
                                              ==========     ===========   ============   ===========   ===========  ==========

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

7.     RECONCILIATION OF NET LOSS PER FINANCIAL STATEMENTS TO TAX REPORTING

       The Partnership files its tax return on an accrual basis and has computed depreciation for tax purposes using accelerated methods which are not in accordance with generally accepted accounting principles. A reconciliation of the net loss per the financial statements to the net taxable loss to partners is as follows:

                                                                                      YEARS ENDED
                                                                   -----------------------------------------------
                                                                       1995                1994              1993
                                                                   ----------          -----------       ---------
       Net loss per financial statements                           $ (725,000)         $ (1,076,000)     $ (938,000)

       Difference in income and expenses
       for financial statement and tax reporting                        3,000                 3,000               -

       Difference between tax depreciation and
       financial statement depreciation                               (38,000)               93,000          90,000
                                                                   ----------         -------------     -----------

       Net taxable loss to partners                                $ (760,000)         $   (980,000)     $ (848,000)
                                                                   ==========         =============     ===========

8.   SUBSEQUENT EVENT

     On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                    SCHEDULE III

                               DECEMBER 31, 1994


Column A                  Column B             Column C                   Column D                       Column E
--------                  --------             --------                   --------                       --------
                                                                       Cost capitalized                 Gross amount
                                              Initial cost              subsequent to                   carried at
                                               to company                acquisition                   close of period
                                         _______________________   _______________________     ________________________________
                                                   Buildings and                  Carrying              Buildings and
Description               Encumbrances    Land     Improvements    Improvements     Costs      Land      Improvements     Total
-----------               ------------    ----     ------------    ------------     -----      ----      -------------    -----
Residential
Properties

Oakwood Village at
  Lake Nan Apartments-
  Orlando, FL             $ 4,048,000  $  589,000  $ 7,181,000     $ 1,401,000   $  73,000    $  595,000  $ 8,649,000  $ 9,244,000

The Meadows Apartments-
  Altamonte Springs, FL     2,994,000     567,000    5,218,000         886,000      73,000       574,000    6,170,000    6,744,000

The Palisades Apartments-
  Montgomery, AL            4,997,000     970,000    8,448,000       2,169,000      55,000       976,000   10,666,000   11,642,000

Village Apartments-
  Voorhees Township, NJ     2,690,000     307,000    4,018,000         527,000      31,000       312,000    4,571,000    4,883,000
                          -----------  ----------   ----------     -----------   ---------    ----------  -----------  -----------

  Totals                  $14,729,000  $2,433,000  $24,865,000     $ 4,983,000   $ 232,000    $2,457,000  $30,056,000  $32,513,000
                          ===========  ==========  ===========     ===========   =========    ==========  ===========  ===========


                                            Column F             Column G                Column H                  Column I
                                            --------             --------                --------                  --------
                                                                                                                     Life
                                                                                                                   on which
                                                                                                                 depreciation
                                                                                                                 is computed
                                                                                                                  in latest
                                          Accumulated             Date of                  Date                     income
                                          Depreciation         Construction              Acquired                 statement
                                          ------------         ------------              --------                -----------
Residential
Properties

Oakwood Village at
  Lake Nan Apartments-
  Orlando, FL                            $ 6,122,000              1973                     8/82                  5 - 27.5 yrs.

The Meadows Apartments-
  Altamonte Springs, FL                    4,273,000              1973                    12/82                  5 - 27.5 yrs.

The Palisades Apartments-
  Montgomery, AL                           8,001,000           1968-1972                   6/83                  5 - 27.5 yrs.


Village Apartments-
  Voorhees Township, NJ                    2,349,000           1979-1980                   1/84                  5 - 27.5 yrs.
                                          ----------

  Totals                                 $20,745,000
                                         ===========

                         See notes on following page.

                                                                 SCHEDULE III

                         NATIONAL PROPERTY INVESTORS 5
                            (a limited partnership)


                   REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                                       YEARS ENDED DECEMBER 31,
                                                                     --------------------------------------------------------

                                                                     1995                    1994                      1993
                                                                    ------                  ------                    ------
Note 1      Reconciliation of real estate

            Balance at beginning of period                          $32,318,000             $31,878,000               $31,631,000

            Additions during period:
              Improvements                                              195,000                 440,000                   247,000
                                                                   -------------            ------------            -------------
            Balance at end of period                                $32,513,000             $32,318,000               $31,878,000
                                                                  ==============           =============            =============


Note 2      Reconciliation of accumulated depreciation

            Balance at beginning of period                          $19,406,000             $17,935,000              $16,447,000

            Additions during period:
               Depreciation expense                                   1,339,000               1,471,000                1,488,000
                                                                   -------------            ------------            -------------

            Balance at end of period                                $20,745,000             $19,406,000              $17,935,000
                                                                  ==============           =============            =============



Note 3. The aggregate cost for federal income tax purposes at December 31, 1995, is $31,759,000.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                                                                   Page
PART I.  FINANCIAL INFORMATION:

       Independent Auditors' report................................................................................F - 2

       Financial statements - years ended December 31, 1995, 1994 and 1993:

         Balance sheets............................................................................................F - 3

         Statements of operations..................................................................................F - 4

         Statements of partners' equity............................................................................F - 5

         Statements of cash flows..................................................................................F - 6

         Notes.....................................................................................................F - 7

       Financial statement schedule :

          Schedule III - Real Estate and Accumulated

          Depreciation at December 31, 1995........................................................................F - 17

Financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors 6
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying balance sheets of National Property Investors 6 (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related statements of operations, partners' equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Property Investors 6 as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                                Certified Public Accountants

New York, N.Y.
January 31, 1996

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                                BALANCE SHEETS

                                                              DECEMBER 31,
                                                   -----------------------------

                                                        1995           1994
                                                   ------------    ------------
ASSETS

Real estate, net of accumulated depreciation       $ 32,727,000    $ 35,199,000
Cash and cash equivalents                             5,450,000       2,436,000
Other assets                                          1,021,000       1,291,000
Escrow deposits                                         274,000         246,000
                                                   ------------    ------------

      Total assets                                 $ 39,472,000    $ 39,172,000
                                                   ============    ============

LIABILITIES AND PARTNERS' EQUITY

Mortgages payable                                  $ 24,721,000    $ 25,042,000
Tenants' security deposits payable                      392,000         474,000
Accounts payable and accrued expense                    473,000         382,000
                                                   ------------    ------------

      Total liabilities                              25,586,000      25,898,000
                                                   ------------    ------------

Partners' Equity:

Limited partners' equity (109,600 units
   outstanding at
   December 31, 1995 and 1994)                       14,295,000      13,689,000
General partner's (deficit)                            (409,000)       (415,000)
                                                    -----------    ------------

      Total partners' equity                         13,886,000      13,274,000
                                                    -----------    ------------

      Total liabilities and partners' equity        $39,472,000    $ 39,172,000
                                                    ===========    ============


                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 6
                             (a limited partnership)

                            STATEMENTS OF OPERATIONS

                                                              YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------
                                                        1995           1994            1993
                                                    ------------   ------------    ------------
Revenues:
      Rental income                                 $ 12,634,000   $ 12,158,000    $ 11,974,000
      Other income                                       577,000        522,000         515,000
      Interest income                                    231,000        106,000          96,000
                                                    ------------   ------------    ------------

      Total revenues                                  13,442,000     12,786,000      12,585,000
                                                    ------------   ------------    ------------

Expenses (including $1,469,000, $1,387,000
and $1,338,000 paid to the general partner and
affiliates in 1995, 1994 and 1993):
      Operating expenses                               6,719,000      6,487,000       6,748,000
      Depreciation                                     3,280,000      3,461,000       3,706,000
      Mortgage interest                                2,431,000      2,589,000       2,979,000
      General and administrative                         400,000        406,000         348,000
                                                    ------------   ------------    ------------

      Total expenses                                  12,830,000     12,943,000      13,781,000
                                                    ------------   ------------    ------------

Income (loss) from operations before
   extraordinary item                                    612,000       (157,000)     (1,196,000)

Extraordinary Item:
      Gain on extinguishment of debt                          --             --         391,000
                                                    ------------   ------------    ------------

      Net income (loss)                             $    612,000   $   (157,000)   $   (805,000)
                                                    ============   ============    ============

Net income (loss) per limited partnership unit:

      Income (loss) before extraordinary item       $       5.53   $      (1.41)   $     (10.80)

      Extraordinary item - Gain on extinguishment
        of debt                                               --             --            3.53
                                                    ------------   ------------    ------------

      Net income (loss)                             $       5.53   $      (1.41)   $      (7.27)
                                                    ============   ============    ============

                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                        STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                 General         Limited          Total
                                partner's       partners'       partners'
                                (deficit)        equity          equity
                              ------------    ------------    ------------
Balance - January 1, 1993     $   (405,000)   $ 14,641,000    $ 14,236,000

      Net loss                      (8,000)       (797,000)       (805,000)
                              ------------    ------------    ------------

Balance - December 31, 1993       (413,000)     13,844,000      13,431,000

      Net loss                      (2,000)       (155,000)       (157,000)
                              ------------    ------------    ------------

Balance - December 31, 1994       (415,000)     13,689,000      13,274,000

      Net income                     6,000         606,000         612,000
                              ------------    ------------    ------------

Balance - December 31, 1995   $   (409,000)   $ 14,295,000    $ 13,886,000
                              ============    ============    ============

                       See notes to financial statements.

                          NATIONAL PROPERTY INVESTORS 6
                             (a limited partnership)

                            STATEMENTS OF CASH FLOWS

                                                                YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
                                                           1995           1994          1993
                                                       -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                      $   612,000    $  (157,000)   $  (805,000)
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
      Extraordinary gain on extinguishment of debt              --             --       (391,000)
      Amortization of mortgage costs                       106,000        106,000         77,000
      Depreciation                                       3,280,000      3,461,000      3,706,000
      Mortgage costs                                            --         (4,000)      (300,000)
Decrease (increase) in certain assets:
      Other assets                                         164,000         69,000        225,000
      Escrow deposits                                      (28,000)        99,000       (129,000)
      Due from affiliate                                        --        103,000       (103,000)
Increase (decrease) in certain liabilities:
      Tenants' security deposits payable                   (82,000)        24,000        (21,000)
      Deferred interest payable                                 --             --       (107,000)
      Accounts payable and accrued expenses                 91,000        (50,000)      (203,000)
                                                       -----------    -----------    -----------

Net cash provided by operating activities                4,143,000      3,651,000      1,949,000
                                                       -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                  (808,000)      (935,000)      (470,000)
                                                       -----------    -----------    -----------

Cash used in investing activities                         (808,000)      (935,000)      (470,000)
                                                       -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal repayments                             (321,000)      (365,000)      (516,000)
Proceeds from mortgage refinancing                              --             --      8,521,000
Satisfaction of mortgages payable                               --     (3,231,000)    (8,805,000)
                                                       -----------    -----------    -----------

Net cash used in financing activities                     (321,000)    (3,596,000)      (800,000)
                                                       -----------    -----------    -----------

Net Increase (Decrease) in Cash and Cash Equivalents     3,014,000       (880,000)       679,000

Cash and Cash Equivalents at Beginning of Year           2,436,000      3,316,000      2,637,000
                                                       -----------    -----------    -----------


Cash and Cash Equivalents at End of Year               $ 5,450,000    $ 2,436,000    $ 3,316,000
                                                       ===========    ===========    ===========

Supplemental Information:
         Interest paid in cash                         $ 2,326,000    $ 2,510,000    $ 3,027,000
                                                       ===========    ===========    ===========

Supplemental Disclosure of Non-Cash Investing
      and Financing Activities:
         Repair reserve funded by holdback of
            proceeds from mortgage refinancing         $        --    $        --    $   182,000
                                                       ===========    ===========    ===========
         Fixed asset additions funded by
            accounts payable                           $        --    $        --    $    63,000
                                                       ===========    ===========    ===========

                       See notes to financial statements.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors 6 (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California as of October 15, 1982, for the purpose of acquiring and operating income-producing residential real estate. The Partnership currently owns three apartment complexes in Alabama, two apartment complexes in Louisiana and one apartment complex in Maryland. The Partnership also owns a 75.972 percent interest (as a tenant-in-common with an affiliate of the general partner) in an apartment complex located in New Jersey. The Partnership will terminate on December 31, 2006, unless previously terminated, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 109,600 units of the limited partnership were issued, for aggregate capital contributions of $54,800,000. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The debt with a carrying balance of $24,721,000 has been calculated to have a fair value of approximately $26,867,000 after discounting the scheduled loan payments to maturity.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

       For real estate purchased in joint ownership with an affiliated Partnership, the assets, liabilities, revenues, costs and expenses are allocated on a pro-rata basis to each partnership in accordance with their percentage of ownership.

       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $4,300,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 15 to 27.5 years for buildings and improvements and from five to seven years for furnishings.

       Deferred Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan. Net deferred costs of $326,000 and $432,000 are included in other assets at December 31, 1995 and 1994, respectively. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $380,000 and $274,000, respectively.

       Net Income (Loss) Per Limited Partnership Unit

       Net income (loss) per limited partnership unit is calculated by dividing the net income (loss) allocated to the limited partners by the number of units outstanding.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner") is the general partner of the Partnership. NPI Equity is a wholly owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia") (see Note 9).

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. made tender offers for limited partnership interests in twelve affiliated limited partnerships. The shareholders who controlled DeForest Capital II

       Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995, DeForest II had acquired approximately 43% of total limited partnership units of the Partnership. An affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 9).

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994 and 1993, an affiliate of NPI Equity received $669,000, $637,000 and $629,000, respectively. Property management fees are included in operating expenses.

       For services relating to the administration of the Partnership and operation of Partnership properties, NPI Equity is entitled to receive payment for non-accountable expenses up to a maximum of $150,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to any reimbursement for the years ended December 31, 1995, 1994 and 1993.

       For managing the affairs of the Partnership, NPI Equity is entitled to receive a partnership management fee equal to 4% of the Partnership's adjusted cash from operations, of which 50% is subordinated to the limited partners receipt of an 8% return on adjusted contributed capital and 50% of which is subordinated to the limited partners receipt of a 5% return on contributed capital. NPI Equity was not entitled to receive a fee for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership. NPI Equity is also entitled to 1% of the distribution arising from sales or refinancing of the Partnership's properties. NPI Equity was not entitled to any cash distributions for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity received reimbursement of accountable administrative expenses amounting to approximately $328,000, $348,000 and $293,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $87,000, $80,000, and $85,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These expenses are included in operating expenses.

       The Partnership owns a 75.972% undivided interest as a tenant in common in Village Apartments, a garden apartment complex located in Voorhees Township, New Jersey. The remaining 24.028% undivided interest is owned by National Property Investors 5, an affiliated public limited partnership (see Note 6).

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date") retroactive to January 1, 1992, are summarized as follows:

       - Upon sale of the Partnership's property, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their appraised investment in the Partnership at February 1, 1992.

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership, and permit affiliates of NPI Equity to be paid insurance brokerage commission in connection with the sale of insurance to the properties under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the years ended December 31, 1995, 1994 and 1993 is approximately $355,000, $312,000 and $316,000 respectively, of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged for by NPI Equity. In 1993, NPI Equity was paid an $87,000 fee relating to the refinancing of the Partnership's Voorhees Township, New Jersey property. This fee is included in other assets and is being amortized over the term of the loan.

           NPI Equity was also paid fees of $30,000, $10,000 and $15,000 relating to successful real estate tax appeals on the Partnership's properties for the years ended December 31, 1995, 1994 and 1993 respectively. The tax appeal fees are included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's properties during the years ended December 31, 1995, 1994 and 1993.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investors Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $500,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause); (ii) the sale or refinancing of the Partnership's property or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     REAL ESTATE

       Real estate, at depreciated cost, is summarized as follows:

                                                           December 31,
                                                   ---------------------------
                                                       1995            1994
                                                   ------------    ------------

       Land                                         $ 5,367,000    $  5,367,000
       Buildings and improvements                    71,568,000      70,760,000
                                                    -----------    ------------

                                                     76,935,000      76,127,000
       Less:  Accumulated depreciation               44,208,000      40,928,000
                                                    -----------    ------------

                                                    $32,727,000     $35,199,000
                                                    ===========     ===========


       The real estate is pledged to collateralize the non-recourse mortgages set forth in Note 5.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     MORTGAGES PAYABLE

       a. Mortgages payable, which are non-recourse to the Partnership, are as follows:

                                             Annual
                          Type of           Interest        Monthly                                      December 31,
       Property          Mortgage            Rate          Payments           Maturity             1995              1994
       --------          --------          ---------       --------           --------         ------------      --------
       Colony             First             9.375%          72,000              6/97            $ 8,013,000        $ 8,123,000
        (Towson,
         Maryland)

       Fairway View       First             9.85%           23,000              9/99              2,393,000          2,435,000
       (Baton Rouge,
         Louisiana)

       Place du           First             9.85%           23,000              9/99              2,393,000          2,435,000
         Plantier
         (Baton Rouge,
           Louisiana)

       Ski Lodge          First   (1)          -                 -                 -                      -                  -
       (Montgomery,       First   (1)          -                 -                 -                      -                  -
          Alabama)

       Alpine Village     First            10.635%          18,000              6/99              1,909,000          1,926,000
         (Birmingham,
          Alabama)

       Rocky Ridge        First            10.635%          15,000              6/99              1,507,000          1,521,000
         (Birmingham,
           Alabama)

       Village            First   (2)       8.50%           69,000              9/00              8,506,000          8,602,000
         (Voorhees
          Township,
          New Jersey)
                                                                                                 -----------        -----------
                                                                                                 $24,721,000        $25,042,000
                                                                                                 ===========        ===========

       (1)  The Partnership satisfied both mortgages during May 1994.

       (2)  See Note 6.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     MORTGAGES PAYABLE (Continued)

       b. The final payments due on the mortgages payable for mortgages which are not self-liquidating:

                                                                Date of
       Property             Mortgage       Final Payment       Maturity
       --------             --------       -------------       --------
       Colony                 First        $   7,839,000         6/97
       Fairway View           First            2,192,000         9/99
       Place du Plantier      First            2,192,000         9/99
       Alpine Village         First            1,834,000         6/99
       Rocky Ridge            First            1,448,000         6/99
       Village                First            7,920,000         9/00

       c. The following is a summary of the anticipated future principal payments on the mortgages:

                   Year ending
                   December 31,                        Amount
                   ------------                      ----------

                      1996                           $    353,000
                      1997                              8,148,000
                      1998                                280,000
                      1999                              7,911,000
                      2000                              8,029,000
                                                     ------------

                     Total                           $ 24,721,000
                                                     ============


6.     JOINT VENTURE

       The Partnership currently owns the Village Apartments, as a tenant-in-common with National Property Investors 5 ("NPI-5"), an affiliated public limited partnership. NPI-5 acquired a 24.028 percent undivided interest with the partnership owning the remaining 75.972 percent. The property is accounted for using the proportionate consolidation method. The financial statements and supplementary data reflect the Partnership's 75.972 percent proportionate share of historical cost of this property.

       The condensed, combined balance sheets of the Village Apartments and the Partnership's proportionate share of assets, liabilities and equity at December 31, 1995 and 1994 and the condensed, combined statements of operations of Village Apartments and the Partnership's proportionate share of revenues and expenses for the years ended December 31, 1995, 1994 and 1993, are summarized as follows:

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     TENANT-IN-COMMON PROPERTY (Continued)

                                                                  COMBINED                       PROPORTIONATE SHARE
                                                     -------------------------------      ---------------------------------
                                                          1995             1994                1995               1994
                                                     --------------   --------------      --------------     --------------
       Total assets, primarily real estate           $12,895,000         $12,773,000        $ 9,856,000         $ 9,764,000
                                                     ===========         ===========        ===========         ===========

       Liabilities, primarily mortgages payable      $11,561,000         $11,594,000         $ 8,782,000         $ 8,808,000
       Equity                                          1,334,000           1,179,000          1,074,000             956,000
                                                    ------------        ------------       ------------        ------------

       Total liabilities and equity                  $12,895,000         $12,773,000        $ 9,856,000         $ 9,764,000
                                                     ===========         ===========        ===========         ===========

                                                              COMBINED                                 PROPORTIONATE SHARE
                                              ----------------------------------------    --------------------------------------
                                                  1995          1994           1993           1995         1994         1993
                                              ------------  ------------   ------------   ------------ ------------ ------------
       Total revenues                         $4,309,000      $4,105,000    $3,852,000    $3,274,000    $3,119,000   $2,927,000
                                              ----------      ----------    ----------    ----------    ----------   ----------

       Operating and other expenses            2,409,000       2,338,000     2,268,000     1,831,000     1,776,000    1,722,000
       Depreciation                              733,000         746,000       747,000       557,000       567,000      568,000
       Mortgage interest                       1,012,000       1,019,000       799,000       768,000       774,000      607,000
                                             -----------      ----------   -----------   -----------   -----------   ----------

       Total expenses                          4,154,000       4,103,000     3,814,000     3,156,000     3,117,000    2,897,000
                                             -----------      ----------    ----------    ----------    ----------   ----------

       Net income                            $   155,000  $      2,000   $    38,000   $    118,000     $    2,000   $   30,000
                                             ===========  ============   ===========   ============     ===========  ==========


7.     EXTRAORDINARY GAIN ON EXTINGUISHMENT OF DEBT

       The $391,000 extraordinary gain on extinguishment of debt during the year ended December 1993 relates to the disposition of the Partnership's Tempe
       Arizona property during that year.

8.     RECONCILIATION OF NET INCOME (LOSS) PER FINANCIAL STATEMENTS TO TAX

       REPORTING

       The Partnership files its tax return on an accrual basis and has computed depreciation for tax purposes using accelerated methods, which are not in accordance with generally accepted accounting principles. A reconciliation of the net loss per the financial statements to the net taxable income (loss) to partners is as follows:

                                    F - 15

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8.     RECONCILIATION OF NET INCOME (LOSS) PER FINANCIAL STATEMENTS TO TAX

       REPORTING (Continued)

                                                                                     YEAR ENDED DECEMBER 31,
                                                                             --------------------------------------
                                                                                1995          1994         1993
                                                                             -----------   -----------  -----------
       Net income (loss) per financial statements                            $   612,000   $ (157,000)  $  (805,000)

       Tax depreciation less than
       financial statement depreciation                                           52,000      175,000       264,000

       Interest capitalized for income
       tax reporting                                                              34,000       15,000         1,000

       Difference in gain on disposition
       of property between financial
       statement and tax reporting                                                     -            -     1,497,000
                                                                             -----------   ----------   -----------

       Net taxable income to partners                                        $  698,000    $   33,000   $   957,000
                                                                             ==========    ==========   ===========

9.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                         NATIONAL PROPERTY INVESTORS 6
                            (a limited partnership)

                               December 31, 1995

          SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                                    SCHEDULE III

Column A         Column B             Column C                   Column D                              Column E
---------        --------             --------                   --------                              --------
                                                            Cost capitalized                       Gross amount
                                     Initial cost             subsequent to                         carried at
                                      to company               acquisition                        close of period
                                _______________________   _____________________________     __________________________________
                                             Buildings and                    Carrying               Building and
Description     Encumbrances       Land      Improvements      Improvements     Costs        Land    Improvements    Total
-----------     ------------       ----      ------------      ------------     -----        ----    ------------    -----
Residential
Properties

Colony
 Apartments -
 Towson,
 Maryland          8,013,000     $1,306,000   $13,187,000      $ 4,321,000    $217,000   $1,366,000  $17,665,000    $19,031,000

Fairway View
 Apartments-
 Baton Rouge,
 Louisiana         2,393,000        762,000     7,048,000          895,000      45,000      767,000    7,983,000      8,750,000

Place Du Plantier
 Apartments-
 Baton Rouge,
 Louisiana         2,393,000        840,000     7,773,000        1,046,000      46,000      844,000    8,861,000      9,705,000

Ski Lodge
 Apartments-
 Montgomery,
 Alabama                  -         672,000    11,587,000        2,283,000       76,000      676,000   13,942,000    14,618,000

Alpine Village
 Apartments-
 Birmingham,
 Alabama           1,909,000        359,000     3,515,000          842,000       72,000      366,000    4,422,000     4,788,000

Rocky Ridge Manor
 Apartments-
 Birmingham,
 Alabama           1,507,000        323,000     2,972,000         815,000        65,000      330,000    3,845,000     4,175,000


Village
 Apartments -
 Voorhees
 Township,
 New Jersey        8,506,000      1,000,000    13,103,000       1,665,000       100,000    1,018,000   14,850,000    15,868,000
                 -----------     ----------   -----------     -----------      --------   ----------  -----------   -----------

                 $24,721,000     $5,262,000   $59,185,000     $11,867,000      $621,000   $5,367,000  $71,568,000   $76,935,000
                 ===========     ==========   ===========     ===========      ========   ==========  ===========   ===========


Column A                Column F        Column G          Column H        Column I
--------                --------        --------        ------------    ------------
                                                                            Life
                                                                           on which
                                                                         depreciation
                                                                          is computed
                                                                          in latest
                        Accumulated       Date of         Date             income
Description             Depreciation    Construction      Acquired        statement
-----------             ------------    ------------     ---------       --------------

Residential
Properties

Colony
 Apartments-
 Towson,
 Maryland               $11,436,000        1967            3/84            5-27 yrs.

Fairway View
 Apartments-
 Baton Rouge,
 Louisiana                5,240,000        1974            5/84            5-27 yrs.

Place Du Plantier
 Apartments-
 Baton Rouge,
 Louisiana                5,818,000        1974            5/84            5-27 yrs.

Ski Lodge
 Apartments-
 Birmingham,
 Alabama                  8,716,000        1977            7/84            5-27 yrs.

Alpine Village
 Apartments-
 Birmingham,
 Alabama                  2,900,000        1972           10/84            5-27 yrs.

Rocky Ridge Manor
 Apartments-
 Birmingham,
 Alabama                  2,489,000        1973           10/84            5-27 yrs.

Village
 Apartments-
 Voorhees
 Township,
 New Jersey               7,609,000        1960            1/84            5-27 yrs.
                        -----------
                        $44,208,000
                        ===========

                         See notes on following page.

                                                                    SCHEDULE III

                          NATIONAL PROPERTY INVESTORS 6
                             (a limited partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                         YEARS ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                  1995            1994            1993
                                              ------------    ------------    ------------
Note 1      Reconciliation of real estate

            Balance at beginning of period    $ 76,127,000    $ 75,192,000    $ 83,628,000
            Additions during period:
              Improvements                         808,000         935,000         533,000

            Subtractions during the period:
              Disposition of Coronado                   --              --      (8,969,000)
                                              ------------    ------------    ------------

            Balance at end of period          $ 76,935,000    $ 76,127,000    $ 75,192,000
                                              ============    ============    ============

Note 2      Reconciliation of accumulated
               depreciation

            Balance at beginning of period    $ 40,928,000   $ 37,467,000   $ 38,149,000
            Additions during period:
               Depreciation expense              3,280,000      3,461,000      3,706,000

            Subtractions during the period:
              Disposition of Coronado                   --             --     (4,388,000)
                                              ------------   ------------   ------------

            Balance at end of period          $ 44,208,000   $ 40,928,000   $ 37,467,000
                                              ============   ============   ============

Note 3. The aggregate cost for federal income tax purposes at December 31, 1995 is $74,022,000.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                                                                   Page
                                                                                                                   ----
PART I.  FINANCIAL INFORMATION:

       Independent Auditors' report............................................................................    F - 2

       Consolidated financial statements - years ended December 31, 1995, 1994 and 1993:

         Balance sheets........................................................................................    F - 3

         Statements of operations..............................................................................    F - 4

         Statements of partners' equity........................................................................    F - 5

         Statements of cash flows..............................................................................    F - 6

         Notes to consolidated financial statements............................................................    F - 7

       Financial statement schedule :

         Schedule III - Real Estate and Accumulated
         Depreciation at December 31, 1995.....................................................................   F - 18

       Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors 7
Greenville, South Carolina


                         Independent Auditors' Report


We have audited the accompanying consolidated balance sheets of National Property Investors 7 (a limited partnership) (the "Partnership") and its subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of National Property Investors 7 and its subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                  Certified Public Accountants

New York, N.Y.
January 22, 1996

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                                 DECEMBER 31,
                                                         ----------------------------
                                                             1995            1994
                                                         ------------    ------------
ASSETS

Real estate, net of accumulated depreciation             $ 23,946,000    $ 25,534,000
Cash and cash equivalents                                   2,277,000       1,622,000
Other assets                                                  616,000         440,000
Escrow deposits                                               591,000         424,000
Restricted cash                                               149,000         178,000
                                                         ------------    ------------
            Total assets                                 $ 27,579,000    $ 28,198,000
                                                         ============    ============
LIABILITIES AND PARTNERS' EQUITY

Mortgages payable                                        $ 18,324,000    $ 18,636,000
Deferred interest payable                                          --         456,000
Accounts payable and accrued expenses                         219,000         211,000
Tenants' security deposits payable                            173,000         180,000
Note payable                                                       --          50,000
                                                         ------------    ------------
            Total liabilities                              18,716,000      19,533,000
                                                         ------------    ------------
Partners' Equity:

 Limited partners' equity (60,517 units outstanding at
  December 31, 1995 and 1994)                               9,076,000       8,880,000
 General partner's (deficit)                                 (213,000)       (215,000)
                                                         ------------    ------------
            Total partners' equity                          8,863,000       8,665,000
                                                         ------------    ------------
            Total liabilities and partners' equity       $ 27,579,000    $ 28,198,000
                                                         ============    ============

                 See notes to consolidated financial statements.

                          NATIONAL PROPERTY INVESTORS 7
                             (a limited partnership)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                               1995          1994           1993
                                                            -----------   -----------    -----------
Revenues:
            Rental income                                   $ 6,747,000   $ 6,418,000    $ 6,609,000
            Other income                                        193,000       172,000        173,000
            Interest income                                      71,000        50,000         36,000
            Gain on sale of property                                 --       105,000             --
                                                            -----------   -----------    -----------
            Total revenues                                    7,011,000     6,745,000      6,818,000
                                                            -----------   -----------    -----------
Expenses (including $759,000, $738,000 and $710,000
            paid to the general partner and affiliates in
            1995, 1994 and 1993):
            Operating expenses                                3,349,000     3,310,000      3,592,000
            Depreciation                                      1,713,000     1,773,000      1,983,000
            Mortgage interest                                 1,503,000     1,598,000      1,943,000
            General and administrative                          248,000       253,000        216,000
                                                            -----------   -----------    -----------
            Total expenses                                    6,813,000     6,934,000      7,734,000
                                                            -----------   -----------    -----------

Income (loss) from operations before extraordinary item         198,000      (189,000)      (916,000)

Extraordinary item:
            Gain on extinguishment of debt                           --            --        499,000
                                                            -----------   -----------    -----------
Net income (loss)                                           $   198,000   $  (189,000)   $  (417,000)
                                                            ===========   ===========    ===========
Net income (loss) per limited partnership unit:

Net income (loss) before extraordinary item                 $      3.24   $     (3.09)   $    (14.98)

Extraordinary item                                                   --            --           8.16
                                                            -----------   -----------    -----------
Net income (loss)                                           $      3.24   $     (3.09)   $     (6.82)
                                                            ===========   ===========    ===========

                 See notes to consolidated financial statements.

                          NATIONAL PROPERTY INVESTORS 7
                             (a limited partnership)

                   CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                General         Limited         Total
                               partner's       partners'      partners'
                               (deficit)        equity         equity
                              -----------    -----------    -----------
Balance - January 1, 1993     $  (209,000)   $ 9,480,000    $ 9,271,000

            Net (loss)             (4,000)      (413,000)      (417,000)
                              -----------    -----------    -----------


Balance - December 31, 1993      (213,000)     9,067,000      8,854,000

            Net (loss)             (2,000)      (187,000)      (189,000)
                              -----------    -----------    -----------


Balance - December 31, 1994      (215,000)     8,880,000      8,665,000

            Net income              2,000        196,000        198,000
                              -----------    -----------    -----------

Balance - December 31, 1995   $  (213,000)   $ 9,076,000    $ 8,863,000
                              ===========    ===========    ===========

                 See notes to consolidated financial statements.

                          NATIONAL PROPERTY INVESTORS 7
                             (a limited partnership)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      YEARS ENDED DECEMBER 31,
                                                            -----------------------------------------
                                                                1995           1994          1993
                                                            -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                           $   198,000    $  (189,000)   $  (417,000)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
    Gain on extinguishment of debt                                   --             --       (499,000)
    Amortization of mortgage costs                               49,000         16,000             --
    Depreciation                                              1,713,000      1,773,000      1,983,000
    Deferred interest expense                                        --         21,000         21,000
    Deferred costs paid                                         (44,000)       (77,000)            --
    Gain on sale of property                                         --       (105,000)            --
Decrease (increase) in certain assets:
    Other assets                                               (181,000)       112,000        (61,000)
    Escrow deposits                                            (167,000)        77,000        100,000
(Decrease) increase in certain liabilities:
    Accounts payable and accrued expenses                         8,000        (89,000)        25,000
    Tenants' security deposits payable                           (7,000)       (37,000)       (11,000)
                                                            -----------    -----------    -----------
Net cash provided by operating activities                     1,569,000      1,502,000      1,141,000
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Net proceeds from sale of property                                   --        516,000             --
Additions to real estate                                       (125,000)      (229,000)      (157,000)
Restricted cash decrease (increase)                              29,000        (11,000)        16,000
                                                            -----------    -----------    -----------
Net cash (used in) provided by investing activities             (96,000)       276,000       (141,000)
                                                            -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of mortgage subject to compromise                           --             --       (239,000)
Satisfaction of notes payable                                   (50,000)            --             --
Satisfaction of mortgage payable                                     --     (3,142,000)            --
Proceeds from refinancing of mortgage                                --      3,595,000             --
Mortgage principal repayments                                  (312,000)    (2,001,000)      (329,000)
Payment of deferred interest payable                           (456,000)            --             --
                                                            -----------    -----------    -----------
Net cash (used in) financing activities                        (818,000)    (1,548,000)      (568,000)
                                                            -----------    -----------    -----------
Net Increase in Cash and Cash Equivalents                       655,000        230,000        432,000

Cash and Cash Equivalents at Beginning of Year                1,622,000      1,392,000        960,000
                                                            -----------    -----------    -----------

Cash and Cash Equivalents at End of Year                    $ 2,277,000    $ 1,622,000    $ 1,392,000
                                                            ===========    ===========    ===========

Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash                                    $ 1,910,000    $ 1,579,000    $ 1,885,000
                                                            ===========    ===========    ===========
Supplemental Disclosure of Non-Cash Investing and
Financing Activities:
   Increase in mortgages payable due to debt modification   $        --    $        --    $   128,000
   Sale of property in 1994 - See Note 8                    ===========    ===========    ===========

                 See notes to consolidated financial statements.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors 7, (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California as of October 11, 1983 for the purpose of acquiring and operating income-producing residential real estate. The Partnership owns garden apartments in Pensacola (Florida) and Roanoke (Virginia). The Partnership also owns a 99.99% interest in partnerships, which own garden apartments in Lexington (Kentucky), Baton Rouge (Louisiana) and Durham (North Carolina). The Partnership will terminate on December 31, 2008, or sooner, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 60,517 units of the limited partnership were issued, for aggregate capital contributions of $30,258,500. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Consolidation

       The consolidated financial statements include the Partnership and other partnerships in which the Partnership has controlling interests. All significant intercompany transactions and balances have been eliminated.

       For a property which was held in joint ownership with an affiliated partnership, revenues, and expenses were allocated on a pro-rata basis to each partnership in accordance with their percentage of ownership (see
       Note 9).

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation ("FDIC"). Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $700,000, invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 10 to 27.50 years for buildings and improvements and seven years for furnishings.


       Leases

       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Deferred Financing Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan. As of December 31, 1995 and 1994, net deferred financing costs of $112,000 and $117,000, respectively, are included in other assets. The accumulated amortization at December 31, 1995 and 1994 was $65,000 and $16,000, respectively.

       Net income (Loss) Per Limited Partnership Unit

       Net income (loss) per limited partnership unit is calculated by dividing the net income (loss) allocated to the limited partners by the number of units outstanding.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner"), is the general partner of the Partnership. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia").

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. ("DeForest I") made tender offers for limited partnership interests in twelve affiliated limited partnerships. Shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995 DeForest II had acquired approximately 41% of the total limited partnership units of the Partnership. An affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 11).

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       As compensation for providing property management, an affiliate of NPI Equity is entitled to receive 5% of the gross annual receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994 and 1993, an affiliate of NPI Equity earned $345,000, $330,000 and $342,000, respectively. Property management fees are included in operating expenses.

       For services relating to the administration of the Partnership and operation of Partnership properties, NPI Equity is entitled to receive payment for non-accountable expenses up to a maximum of $150,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to any reimbursement for the years ended December 31, 1995, 1994 and 1993.

       For managing the affairs of the Partnership, NPI Equity is entitled to receive a partnership management fee. The fee is to be equal to 4% of the Partnership's adjusted cash from operations, 50% of which is subordinated to the limited partners receipt of an 8% return on contributed capital and 50% of which is subordinated to the limited partners receipt of a 5% return on contributed capital. NPI Equity was not entitled to receive a fee for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity received reimbursement of accountable administrative expenses of $179,000, $190,000, and $150,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursement of accountable property administrative expenses of $48,000, $40,000 and $45,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in operating expenses.

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership. There were no distributions for the years ended December 31, 1995, 1994 and

       1993.

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date") retroactive to January 1, 1992, are summarized as follows:

       - Upon sale of the Partnership's properties, NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold.
          Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their present appraised investment in the Partnership at February 1, 1992.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       - In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership, and permit affiliates of NPI Equity to be paid an insurance brokerage commission in connection with the sale of insurance to the properties under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the period ended December 31, 1995, 1994 and 1993 is approximately $187,000, $178,000 and $167,000 respectively, of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged for by NPI Equity.

       - NPI Equity was paid a fee of $6,000 relating to a successful real estate tax appeal on the Partnership's Lexington, Kentucky property during the year ended December 31, 1993. The tax appeal fee is included in operating expenses. NPI Equity was not paid any other fees in connection with the disposition or provision of services to the Partnership's properties during the years ended December 31, 1995, 1994 and 1993.


       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investors Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $500,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause); (ii) the sale or refinancing of a property by the Partnership; or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     RESTRICTED CASH

       Restricted cash at December 31, 1995 and 1994,is to be retained by the individual HUD mortgaged properties to meet their operating requirements pursuant to a calculation required by the U.S. Department of Housing and Urban Development ("HUD") Regulatory Agreement. These funds are not available to pay expenses of the Partnership or expenses applicable to other properties.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     REAL ESTATE

       Real estate is summarized as follows:

                                                                  December 31,
                                                      -----------------------------------
                                                          1995                    1994
                                                      ------------           ------------
       Land                                           $  3,738,000           $  3,738,000
       Buildings and improvements                       40,909,000             40,784,000
                                                      ------------           ------------

                                                        44,647,000             44,522,000
       Less:   Accumulated depreciation                 20,701,000             18,988,000
                                                      ------------           ------------

                                                       $23,946,000           $ 25,534,000
                                                       ===========           ============

       The real estate is pledged to collateralize the non-recourse mortgages set forth in Note 6.

6.     MORTGAGES PAYABLE

       a. Mortgages payable, which are non-recourse to the Partnership, are as follows:

                                                        Annual
                                         Type of       Interest        Monthly
                      Property          Mortgage         Rate         Payments      Maturity            1995             1994
                 ------------------     --------       --------       --------      --------         ----------       ----------
                Fairway View II         First (1)        7.5%         $ 43,000        7/20           $5,731,000       $5,810,000
                (Baton Rouge,
                 Louisiana)

                The Pines               First            8.56%          28,000        2/01            3,549,000        3,578,000
                (Roanoke,
                 Virginia)

                Northwoods              First (2)        9.4%           21,000        5/96            1,961,000        2,036,000
                (Pensacola,
                 Florida)

                Patchen Place           First (1)        7%             23,000       11/13            2,871,000        2,949,000
                (Lexington,
                 Kentucky)

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     MORTGAGES PAYABLE (Continued)

                                                        Annual
                                         Type of       Interest        Monthly
                      Property          Mortgage         Rate         Payments      Maturity          1995             1994
                 ------------------     --------       --------       --------      --------       -----------      -----------
                South Point             First (1)         7.5%         31,000          9/21        $ 4,212,000      $ 4,263,000
                (Durham,
                 North Carolina)                                                                   -----------      -----------
                                                                                                   $18,324,000      $18,636,000
                                                                                                   ===========      ===========


              (1) The mortgage is insured under Section 221(d)(4) of the National Housing Act, which requires payments of mortgage insurance premiums in an annualized amount equal to 1/2% of the average outstanding principal balance.

              (2) The first mortgage encumbering the Partnership's Pensacola, Florida property matured in February 1995. On April 28, 1995, the lender approved an extension of this obligation until May 1, 1996, at which time a balloon payment of approximately $1,936,000 will be due. The extension required a principal payment of approximately $9,000 to reduce the outstanding principal balance to $2,000,000. The extension requires monthly payments of approximately $21,000 at 9.4% interest and is being amortized over a fifteen year period. The Partnership incurred closing costs and fees of approximately $44,000. The general partner anticipates refinancing the mortgage prior to its maturity date.

                    On April 29, 1994, the Partnership prepaid the entire principal amount of $1,710,000 on the second mortgage encumbering the Partnership's Pensacola, Florida property. The loan had been accruing interest at 11% per annum. Deferred interest of approximately $456,000 was paid on January 30, 1995.

              b. The final payments due on mortgage payable for mortgages which are not self-liquidating:

                                                               Final              Date of
                         Property          Mortgage           Payment            Maturity
                     ---------------      ----------       ------------         ----------
                     The Pines               First         $  3,357,000            2/01

                     Northwoods              First            1,936,000            5/96

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     MORTGAGES PAYABLE (Continued)

       c. The following is a summary of the anticipated future principal payments:


                        Year ending
                        December 31,            Amount
                        ------------          ----------
                           1996               $2,216,000
                           1997                  275,000
                           1998                  296,000
                           1999                  319,000
                           2000                  344,000
                        Thereafter            14,874,000
                                             -----------
                           Total             $18,324,000
                                             ===========

7.     NOTE PAYABLE

       The unsecured note payable of $50,000 on the Partnership's Lexington Kentucky property matured in July 1995 and was satisfied in full.

8.     GAIN ON SALE OF PROPERTY, EXTRAORDINARY GAIN AND PROVISION FOR LOSS

       On August 6, 1992, the Partnership, in an effort to avoid a foreclosure on its Antioch, California property ("Oakwood"), transferred its interest in this property, along with all related assets and liabilities, to Oaklift, L.P. which subsequently filed a voluntary petition (the "Petition") for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court (the "Court") for the Eastern District of New York.

       Oaklift L.P., a New York Limited Partnership, is owned 32.67% by the Partnership and 66.33% by National Property Investors 8 ("NPI 8"), as limited partners. The general partner, owning 1% is Oakny, Inc., a New York corporation. Oakny, Inc. is owned 33% by the Partnership and 67% by NPI 8. Both before and after the transaction, the Partnership and NPI 8, combined, owned 100% of the Oakwood property. The Partnership continued to consolidate its 33% share of the operations of the Oakwood property until its sale in January 1994. All intercompany balances have been eliminated in consolidation.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8.     GAIN ON SALE OF PROPERTY, EXTRAORDINARY GAIN AND PROVISION FOR LOSS
       (Continued)

       Under Chapter 11, certain claims against Oaklift L.P. in existence prior to the filing of the Petition are stayed while Oaklift L.P. continues operations as a debtor-in-possession. On February 17, 1993, Oaklift L.P.

       filed a Plan of Reorganization. On September 7, 1993, the Partnership together with National Property Investors 8, purchased the secured and unsecured claims (approximately $3,900,000 and $8,600, respectively) of SB Partners, the third mortgage holder, against the debtor, Oaklift L.P., for an aggregate $725,000 (Registrant's share was 33% or $239,000). The net carrying amount of the secured claim on Oaklift L.P.'s books was $2,228,000. As a result, the Partnership realized a $499,000 extraordinary gain on the extinguishment of debt in 1993. In connection with the assignment, SB Partners withdrew its motion to dismiss the bankruptcy proceeding. Registrant was then entitled to vote in favor of the debtor's plan of reorganization at the confirmation hearing. As a result of the foregoing, a Second Amended Disclosure Statement and Plan of Reorganization was filed by the debtor on September 23, 1993. The Disclosure Statement was approved by the Court on October 27, 1993. On December 7, 1993 the Court approved a Third Amended and Restated Plan of Reorganization. The approved plan: (a) allowed in full the claims of the first and second mortgagees (including recasting the principal balances of the notes to include accrued interest); (b) modified the terms of both mortgages; and (c) provided for payment in full of the debtor's other creditors, including unpaid real estate taxes.

       On January 28, 1994, the Partnership's California property, which had been previously transferred to Oaklift, L.P., was sold to an unaffiliated third party, subject to the first and second mortgages. The Partnership's share of the sales proceeds, after closing expenses was $2,866,000. The sale resulted in a gain of approximately $105,000. The Partnership had recorded a $525,000 provision for loss on disposition of this property during 1992. Net cash proceeds to the Partnership, after closing expenses and the $239,000 to purchase the third mortgage, at a discount during 1993, were approximately $277,000.

9.     JOINT VENTURE

       The Partnership had a joint venture interest in an operating property which was accounted for using the proportionate consolidation method. The consolidated financial statements reflect the Partnership's proportionate share of historical cost in this project. The property was sold in January 1994 (see Note 8).

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

9.     JOINT VENTURE (Continued)

       The condensed combined statements of operations of the joint venture and the Partnership's proportionate share of revenues and expenses for 1994 and 1993 are summarized as follows:


                                                                COMBINED                             PROPORTIONATE SHARE
                                                      -----------------------------               -------------------------
                                                         1994               1993                     1994           1993
                                                      ----------         ----------               ----------     ----------
       Operating revenues                               $153,000         $1,798,000                 $ 51,000       $593,000
       Gain on sale of property                          334,000                  -                  105,000              -
                                                        --------         ----------                 --------       --------
       Total revenues                                    487,000          1,798,000                  156,000        593,000
                                                        --------         ----------                  -------       --------
       Operating and other expenses                      171,000          1,095,000                   56,000        361,000
       Depreciation                                           -             568,000                        -        187,000
       Mortgage interest                                  45,000            741,000                   15,000        244,000
                                                        --------         ----------                 --------       --------
       Total Expenses                                    216,000          2,404,000                   71,000        792,000
                                                        --------         ----------                 --------       --------
       Net income (loss) before
         extraordinary item                              271,000           (606,000)                  85,000       (199,000)

       Extraordinary item:

       Gain on extinguishment of
         debt                                                  -          1,512,000                        -        499,000
                                                        --------         ----------                 --------       --------
       Net income                                       $271,000         $  906,000                  $85,000       $300,000
                                                        ========         ==========                 ========       ========

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10.    RECONCILIATION OF NET LOSS PER FINANCIAL STATEMENTS TO TAX REPORTING

       The Partnership files its tax return on an accrual basis and has computed depreciation for tax purposes using accelerated methods, which are not in accordance with generally accepted accounting principles. In addition, the Partnership has elected to amortize for tax purposes a portion of certain acquisition fees paid during 1984, 1985 and 1986. A reconciliation of the net income (loss) per the financial statements to the net taxable income (loss) to partners is as follows:

                                                                            1995                1994              1993
                                                                         ----------          ----------        ----------
       Net income (loss) per financial statements                         $ 198,000          $ (189,000)       $ (417,000)

       Difference in gain on disposition of
        investment in a partnership
        between financial statement and
        tax reporting                                                             -             438,000                 -

       Tax depreciation in excess of
        financial statement depreciation                                    (26,000)            (26,000)          (57,000)

       Other differences in income and
        expenses between  financial
        statement and tax reporting                                         (19,000)             15,000          (132,000)

       Difference in gain on extinguishment
        of debt between financial statement
        and tax reporting                                                         -                   -          (137,000)
                                                                         ----------          ----------        ----------

       Net taxable income (loss) to partners                              $ 153,000           $ 238,000        $ (743,000)
                                                                         ==========          ==========        ==========

11.    SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                         NATIONAL PROPERTY INVESTORS 7
                            (a limited partnership)

                               December 31, 1995

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

<Capion>

Column A                    Column B               Column C                     Column D
--------                    --------               --------                     --------

                                                                            Cost capitalized
                                                 Initial cost                 subsequent to
                                                  to company                   acquisition
                                             -----------------------    -------------------------
                                                       Buildings and                     Carrying
Description               Encumbrances       Land      Improvements    Improvements        Costs
-----------               ------------       ----      ------------    ------------        -----
Residential
Properties
----------

Fairway View II Apartments
   Baton Rouge, Louisiana   $5,731,000   $1,086,000    $ 8,788,000        $ 340,000    $  79,000

The Pines Apartments
   Roanoke, Virginia         3,549,000      579,000      6,521,000          518,000       58,000

Northwoods Apartments
   Pensacola, Florida        1,961,000      478,000      7,919,000          856,000       81,000

Patchen Place Apartments
   Lexington, Kentucky       2,871,000      706,000      6,409,000        1,103,000       77,000

Southpoint Apartments
   Durham, NC                4,212,000      859,000      7,686,000          449,000       55,000
                          ------------  -----------  -------------      -----------   ----------
   Totals                 $ 18,324,000  $ 3,708,000   $ 37,323,000       $3,266,000    $ 350,000
                          ============  ===========   ============       ==========    =========

                                                                                                           SCHEDULE III

Column A                                   Column E                   Column F       Column G     Column H    Column I
--------                                   --------                   --------       --------     --------    --------
                                                                                                                Life
                                          Gross amount                                                        on which
                                           carried at                                                       depreciation
                                        close of period                                                      is computed
                                -------------------------------                                               in latest
                                         Buildings and               Accumulated       Date of       Date      income
Description                     Land     Improvements     Total      Depreciation   Construction   Acquired   statement
-----------                     ----     ------------     -----      ------------   ------------   --------   ---------
Residential
Properties
----------

Fairway View II Apartments
   Baton Rouge, Louisiana   $ 1,094,000   $ 9,199,000   $10,293,000    $ 4,297,000        1981       11/84    7-27 yrs.

The Pines Apartments
   Roanoke, Virginia            584,000     7,092,000     7,676,000      3,843,000        1978        4/85    7-27 yrs.

Northwoods Apartments
   Pensacola, Florida           483,000     8,851,000     9,334,000      4,274,000        1981        7/85    7-27 yrs.

Patchen Place Apartments
   Lexington, Kentucky          714,000     7,581,000     8,295,000      4,416,000        1971        7/85    7-27 yrs.

Southpoint Apartments
   Durham, NC                   863,000     8,186,000     9,049,000      3,871,000        1980        3/86    7-27 yrs.
                            -----------   -----------   -----------    -----------
   Totals                   $ 3,738,000   $40,909,000   $44,647,000    $20,701,000
                            ===========   ===========   ===========    ===========

                         See notes on following page.

                                                                    SCHEDULE III

                          NATIONAL PROPERTY INVESTORS 7
                             (a limited partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                                         YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------------------------
                                                                              1995                1994                 1993
                                                                       ------------------  -------------------  --------------------
                 Reconciliation of real estate

Note 1.          Balance at beginning of period                        $      44,522,000   $       48,834,000   $        48,677,000
                 Additions during period:
                   Improvements                                                  125,000              229,000               157,000
                   Revaluation allowance of rental property sold                       -              330,000                     -
                 Subtractions during period:
                   Cost of rental property sold                                        -           (4,871,000)                    -
                                                                       ------------------  -------------------  --------------------

                 Balance at end of period                              $      44,647,000   $       44,522,000   $        48,834,000
                                                                       ==================  ===================  ====================

                 Reconciliation of accumulated depreciation

Note 2.          Balance at beginning of period                        $      18,988,000   $       18,962,000   $        16,979,000
                 Additions during period:
                   Depreciation expense                                        1,713,000            1,773,000             1,983,000
                 Subtractions during period:
                    Accumulated depreciation
                     of rental property sold                                           -           (1,747,000)                    -
                                                                       ------------------  -------------------  --------------------
                 Balance at end of period                              $      20,701,000   $       18,988,000   $        18,962,000
                                                                       ==================  ===================  ====================

Note 3. The aggregate cost for federal income tax purposes at December 31, 1995 is $43,111,000.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                   I N D E X

                                                                  Page
                                                                  ----

PART I.  FINANCIAL INFORMATION:

    Independent Auditors' report...........................       F - 2

    Consolidated financial statements - years ended
       December 31, 1995, 1994 and 1993:

      Balance sheets.......................................       F - 3

      Statements of operations.............................       F - 4

      Statements of partners' equity.......................       F - 5

      Statements of cash flows.............................       F - 6

      Notes to consolidated financial statements............      F - 7

    Financial Statement Schedule:

        Schedule III - Real Estate and Accumulated
          Depreciation at December 31, 1995.................      F - 17

Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.

To the Partners
National Property Investors 8
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of National Property Investors 8, (a California Limited Partnership) (the "Partnership") and its subsidiaries, as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included additional information supplied pursuant to Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of National Property Investors 8, a California Limited Partnership and its subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                  Certified Public Accountants

New York, N.Y.
January 22, 1996

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                        DECEMBER 31,
                                                    -------------------
                                                    1995            1994
                                                    ----            ----
ASSETS

Real estate, net of accumulated depreciation     $ 15,713,000    $ 16,808,000
Cash and cash equivalents                           2,383,000       1,631,000
Restricted cash                                        57,000          90,000
Other assets                                          549,000         478,000
                                                 ------------    ------------
      Total assets                               $ 18,702,000    $ 19,007,000
                                                 ============    ============

LIABILITIES AND PARTNERS' EQUITY

Mortgages payable                                $ 10,371,000    $ 10,545,000
Accounts payable and accrued expenses                 479,000         462,000
Tenants' security deposits payable                     96,000         101,000
                                                 ------------    ------------
      Total liabilities                            10,946,000      11,108,000
                                                 ------------    ------------

Partners' Equity:

Limited partners' equity (44,882 units
  outstanding at December 31, 1995 and 1994)        7,902,000       8,044,000
General partner's deficit                            (146,000)       (145,000)
                                                 ------------    ------------
      Total partners' equity                        7,756,000       7,899,000
                                                 ------------    ------------
      Total liabilities and partners' equity     $ 18,702,000    $ 19,007,000
                                                 ============    ============



                 See notes to consolidated financial statements.

                          NATIONAL PROPERTY INVESTORS 8
                       (A California Limited Partnership)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                              YEARS ENDED DECEMBER 31,
                                            -----------------------------
                                              1995         1994        1993
                                              ----         ----        ----

Revenues:
   Rental income                          $ 4,140,000  $ 4,095,000  $ 4,948,000
   Other income                               207,000      191,000      217,000
   Interest income                             98,000       49,000       36,000
   Gain on sale of property                        --      229,000           --
                                          -----------  -----------  -----------
   Total revenues                           4,445,000    4,564,000    5,201,000
                                          -----------  -----------  -----------

Expenses (including $564,000, $550,000
  and $569,000 paid to the general partner
  and affiliates in 1995, 1994, and 1993)
   Operating expenses                       2,216,000    2,475,000    3,044,000
   Depreciation                             1,248,000    1,361,000    1,752,000
   Interest expense                           866,000      915,000    1,474,000
   General and administrative                 258,000      268,000      215,000
                                          -----------  -----------  -----------
   Total expenses                           4,588,000    5,019,000    6,485,000
                                          -----------  -----------  -----------

Net loss from operations before
  extraordinary item                         (143,000)    (455,000)  (1,284,000)

Extraordinary Item:
   Gain on extinguishment of debt                 --       169,000    1,013,000
                                          -----------   ----------  -----------
Net loss                                  $  (143,000)  $ (286,000) $  (271,000)
                                          ===========   ==========  ===========

Net loss per limited partnership unit:

   Net loss before extraordinary item     $     (3.15)  $   (10.03) $    (28.31)

   Extraordinary gain                              --         3.72        22.34
                                          -----------   ----------  -----------
   Net loss                               $     (3.15)  $    (6.31) $     (5.97)
                                          ===========   =========== ===========


                 See notes to consolidated financial statements.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                General         Limited        Total
                               partner's       partners'      partners'
                               (deficit)        equity         equity
                                ---------       ---------      ---------

Balance - January 1, 1993      $ (139,000)     $ 8,595,000    $ 8,456,000

   Net loss                        (3,000)        (268,000)      (271,000)
                               ----------      -----------    -----------
Balance - December 31, 1993      (142,000)       8,327,000      8,185,000

   Net loss                        (3,000)        (283,000)      (286,000)
                               ----------      -----------    -----------

Balance - December 31, 1994      (145,000)       8,044,000      7,899,000

   Net loss                        (1,000)        (142,000)      (143,000)
                               -----------     -----------    -----------
Balance - December 31, 1995    $ (146,000)     $ 7,902,000    $ 7,756,000
                               ==========      ===========    ===========

                 See notes to consolidated financial statements.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        YEARS ENDED DECEMBER 31,
                                                                                    ---------------------------------
                                                                                    1995            1994            1993
                                                                                    ----            ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                        $  (143,000)     $  (286,000)     $  (271,000)
Adjustments to reconcile net loss to net cash provided
 by operating activities:
   Amortization of mortgage costs                                                     7,000            7,000            7,000
   Gain on sale of property                                                              --         (229,000)              --
   Gain on extinguishment of debt                                                        --         (169,000)      (1,013,000)
   Depreciation                                                                   1,248,000        1,361,000        1,752,000
   Deferred interest income                                                              --           (1,000)         (17,000)
   Deferred interest expense                                                             --            1,000           14,000
Decrease (increase) in certain assets:                                                   --
   Other assets                                                                     (78,000)        145,000           (29,000)
(Decrease) increase in certain liabilities:
   Accounts payable and accrued expenses                                             17,000        (190,000)           70,000
   Tenants' security deposits payable                                                (5,000)        (55,000)           (3,000)
                                                                                -----------      ----------        -----------
Net cash provided by operating activities                                         1,046,000         584,000           510,000
                                                                                -----------      -----------       ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property                                                           --       1,049,000                --
Restricted cash decrease                                                             33,000           4,000             7,000
Additions to real estate                                                           (153,000)        (78,000)          (97,000)
                                                                                -----------      -----------       ----------
Net cash (used in) provided by investing activities                                (120,000)        975,000           (90,000)
                                                                                -----------      -----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of mortgage subject to compromise                                               --              --          (486,000)
Mortgage principal repayments                                                      (174,000)       (183,000)        (159,000)
Repayment of notes payable                                                               --        (815,000)             --
                                                                                -----------      -----------      -----------
Cash (used in) financing activities                                                (174,000)       (998,000)        (645,000)
                                                                                -----------      -----------      -----------

Net Increase (Decrease) in Cash and Cash Equivalents                                752,000         561,000         (225,000)

Cash and Cash Equivalents at Beginning of Year                                    1,631,000       1,070,000        1,295,000
                                                                                -----------     -----------      -----------
Cash and Cash Equivalents at End of Year                                        $ 2,383,000     $ 1,631,000      $ 1,070,000
                                                                                ===========     ===========      ===========

Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash                                                        $   817,000     $ 1,147,000      $ 1,390,000
                                                                                ===========     ===========      ===========

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
   Increase in mortgages payable due to debt modification                       $        --     $        --      $   260,000
                                                                                ===========     ===========      ===========
   Mortgage assumed on sale of property in 1994
    See Note 9

                See notes to consolidated financial statements.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION

       National Property Investors 8, a California Limited Partnership (the "Partnership"), a limited partnership, was organized under the Uniform Limited Partnership Laws of California as of June 26, 1984, for the purpose of acquiring and operating income-producing residential real estate. Registrant currently owns two properties located in Indianapolis (Indiana) and one located in Morrisville (North Carolina). The Partnership will terminate on December 31, 2008, in accordance with the terms of the Agreement of Limited Partnership. Limited partners' units are at a stated value of $500. A total of 44,882 units of the limited partnership were issued, for aggregate capital contributions of $22,441,000. In addition, the general partners contributed a total of $1,000 to the Partnership.

2.     SIGNIFICANT ACCOUNTING POLICIES

       Consolidation

       The consolidated financial statements include the statements of the Partnership, and other partnerships in which the Partnership has controlling interest. All significant intercompany transactions and balances have been eliminated.

       For a property which was held in joint ownership with an affiliated partnership, the revenues, costs and expenses are allocated on a pro-rata basis to each partnership in accordance with their percentage of ownership (see Note 10).

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes the carrying amount of its financial instruments (except for long-term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long-term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting For the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets' carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

       Cash Equivalents

       The Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $1,640,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 10 to 29 years for buildings and improvements and five to seven years for furnishings.

       Leases


       Leases for rental units are accounted for as operating leases as tenants are subject to leases which generally do not exceed one year. Rental income is recorded when due under leasing arrangements and expenses are charged to operations when incurred.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Deferred Financing Costs

       Financing costs are deferred and amortized as interest expense over the term of the related loan or expensed if financing is not obtained. As of December 31, 1995 and December 31, 1994, the net deferred financing costs of $45,000 and $52,000, respectively are included in other assets. The accumulated amortization as of December 31, 1995 and 1994, was $30,000 and $23,000, respectively.

       Net Loss Per Limited Partnership Unit

       Net loss per limited partnership unit is calculated by dividing the net loss allocated to the limited partners by the number of its units outstanding.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Reclassification

       Certain amounts from 1994 and 1993, have been reclassified to conform to the 1995 presentation.

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES

       NPI Equity Investments, Inc. ("NPI Equity" or the "Managing General Partner"), is the general partner of the Partnership. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia").

       In October 1994 DeForest Ventures II L.P. ("DeForest II") made a tender offer for limited partnership interests in the Partnership, as well as six affiliated limited partnerships. DeForest Ventures I, L.P. made tender offers for limited partnership interests in twelve affiliated limited partnerships. Shareholders who controlled DeForest Capital II Corporation, the sole general partner of DeForest II, also controlled NPI, Inc. As of December 31, 1995 DeForest II and affiliates of DeForest II owned approximately 37% of the total limited partnership units of the Partnership. An affiliate of Insignia also acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 11).

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       As compensation for providing property management services, an affiliate of NPI Equity is entitled to receive 5% of the annual gross receipts from all Partnership properties it manages. For the years ended December 31, 1995, 1994 and 1993, received $222,000, $213,000 and $262,000, respectively. Property management fees are included in operating expenses.

       For services relating to the administration of the Partnership and operation of its properties, NPI Equity is entitled to receive payment for non-accountable expenses up to a maximum of $150,000 per year, based upon the number of Partnership units sold, subject to certain limitations. NPI Equity was not entitled to receive any non-accountable expense reimbursements for the years ended December 31, 1995, 1994 and 1993.

       For managing the affairs of the Partnership,NPI Equity is entitled to receive a partnership management fee. The fee is to be equal to 4% of the Partnership's adjusted cash from operations, of which 50% is subordinated to the limited partners receipt of a 5% return on adjusted invested capital and 50% of which is subordinated to the limited partners' receipt of an 8% return on adjusted invested capital. NPI Equity was not entitled to a fee for the years ended December 31, 1995, 1994 and 1993.

       NPI Equity is entitled to receive 1% of adjusted cash from operations and an allocation of 1% of the net income or loss of the Partnership. There were no distributions of adjusted cash from operations for the years ended December 31, 1995, 1994 and 1993. Upon sale of all properties and termination of the Partnership, the general partners may be required to contribute certain funds to the Partnership in accordance with the partnership agreement.

       NPI Equity received reimbursement of accountable administrative expenses amounting to $193,000, $201,000 and $148,000 for the years ended December

       31, 1995, 1994 and 1993, respectively. These reimbursements are included in general and administrative expenses. NPI Equity received reimbursements of accountable property administrative expenses of $38,000 and $31,000 and $29,000 for the years ended December 31, 1995, 1994 and 1993, respectively. These reimbursements are included in operating expenses. In addition, NPI Equity was paid a fee of approximately $1,000 relating to a successful real estate tax appeal on the Partnership's Morrisville, North Carolina property during the year ended December 31, 1993. This fee is included in operating expenses.

       Certain amendments to the Partnership Agreement ("Amendments"), as described in the "Statement Furnished in Connection with the Solicitation of Consents," provided to each limited partner on September 1, 1992, and approved by a majority of the limited partners on October 16, 1992 (the "Approval Date") retroactive to January 1, 1992, are summarized as follows:

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     CONFLICTS OF INTEREST AND TRANSACTIONS WITH RELATED PARTIES (Continued)

       - Upon sale of Partnership properties,NPI Equity will be entitled to an Incentive Compensation Fee equal to a declining percentage of the difference between the total amount distributed to limited partners and the appraised value of their investment at February 1, 1992. The percentage amount to be realized by NPI Equity, if any, will be dependent upon the year in which the property is sold. Payment of the Incentive Compensation Fee is subordinated to the receipt by the limited partners, of: (a) distributions from capital transaction proceeds of an amount equal to their present appraised investment in the Partnership at February 1, 1992; and (b) distributions from all sources (capital transactions as well as cash flow) of an amount equal to six percent (6%) per annum cumulative, non-compounded, on their present appraised investment in the Partnership at February 1, 1992.

       -  In addition, the Amendments authorize payment of a Refinancing Fee to NPI Equity or an affiliate, if earned; permit NPI Equity or any of its affiliates to provide construction services or construction supervisory services to the Partnership, and permit affiliates of NPI Equity to be paid insurance brokerage commissions in connection with the sale of insurance to the properties under a master policy covering numerous properties owned or managed by NPI Equity and its affiliates. Included in operating expenses for the years ended December 31, 1995, 1994 and 1993 are approximately $111,000 $105,000 and $129,000, respectively, of insurance premiums, which were paid to NPI Equity under a master insurance policy arranged for by NPI

          Equity.

       NPI Equity has established a revolving credit facility (the "Partnership Revolver") to be used to fund deferred maintenance and working capital needs of the National Property Investors Partnership Series (NPI Partnerships). The maximum draw available to the Partnership under the Partnership Revolver is $500,000. Loans under the Partnership Revolver will have a term of 365 days, be unsecured and bear interest at the rate of 2% per annum in excess of the prime rate announced from time to time by Chemical Bank, N.A. The maturity date of such borrowing will be accelerated in the event of: (i) the removal of the managing general partner (whether or not For Cause); (ii) the sale or refinancing of a property by the Partnership (whether or not a borrowing under the Partnership Revolver was made with respect to such property); or (iii) the liquidation of the Partnership. The Partnership has not borrowed under the Partnership Revolver, to date.

4.     RESTRICTED CASH

       Restricted cash at December 31, 1995 and 1994, is to be retained by the individual HUD mortgaged properties to meet their operating requirements pursuant to a calculation required by the U.S. Department of Housing and Urban Development ("HUD") Regulatory Agreement. These funds are not available to pay expenses of the Partnership or expenses applicable to other properties.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     REAL ESTATE

       Real estate, at depreciable cost, is summarized as follows:

                                                        December 31,
                                                   ----------------------
                                                   1995           1994
                                                   ----           ----

       Land                                   $  1,970,000    $  1,970,000
       Buildings and improvements               26,490,000      26,337,000
                                              ------------    ------------
                                                28,460,000      28,307,000
       Less:  Accumulated depreciation          12,747,000      11,499,000
                                              ------------    ------------
                                              $ 15,713,000    $ 16,808,000
                                              ============    ============

       The real estate is pledged to collateralize non-recourse mortgages as set forth in Note 6.

6.     MORTGAGES PAYABLE

       a. The mortgages payable, which are non-recourse to the Partnership, are as follows:


                                                        Annual
                                        Type of       Interest        Monthly
           Property                     Mortgage         Rate         Payments      Maturity          1995             1994
           --------                     --------      ---------       --------      --------          -----           ------

           Williamsburg
             One                          First        7%(1)           31,000         6/16         $   4,092,000    $   4,173,000
           (Indianapolis,
             Indiana)

           Williamsburg
              Two                         First        7.75%(1)        21,000        10/16             2,642,000        2,687,000
           (Indianapolis,
             Indiana)

           Huntington                     First        9.85%(2)        34,000         2/02             3,637,000        3,685,000
           (Morrisville,
            North Carolina)                                                                        -------------    -------------
                                                                                                   $  10,371,000    $  10,545,000
                                                                                                   =============    =============

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.     MORTGAGES PAYABLE (Continued)

       (1) These mortgages are insured under Section 221(d)(4) of The National Housing Act, which requires payments of mortgage insurance premiums in an annualized amount equal to 1/2% of the average outstanding balance.

       (2) There is a potential prepayment premium if this mortgage is satisfied prior to its maturity date of February 1, 2002.

       b. Final payment due on the mortgage payable which is not self-liquidating:


                                                                    Date of
                Property           Mortgage      Final Payment      Maturity
                --------           --------      -------------      --------
               Huntington           First          $3,203,000         2/02

        c. The following is a summary of the anticipated future principal payments.

                                Year ending
                                December 31,             Amount
                                ------------             ------
                                 1996               $    201,000
                                 1997                    218,000
                                 1998                    236,000
                                 1999                    255,000
                                 2000                    277,000
                                 Thereafter            9,184,000
                                                    ------------
                                 Total              $ 10,371,000
                                                    ============

7.     NOTES PAYABLE AND EXTRAORDINARY GAIN

       On February 1, 1994, the Partnership paid $579,000 in full satisfaction, at a discount, the purchase money note, related to the Partnership's Indianapolis, Indiana property (Williamsburg One), that was due in March 1996. This payment resulted in an extraordinary gain on extinguishment of debt of $115,000, representing the retirement of the purchase money note of $690,000 and $141,000 of deferred and accrued interest. This gain was offset by $137,000 of a deferred receivable from the note holder.

       On February 1, 1994, the Partnership paid $236,000 in full satisfaction, at a discount, the purchase money note, related to the Partnership's Indianapolis, Indiana property (Williamsburg Two), that was due in March 1996. This payment resulted in an extraordinary gain on the extinguishment of debt of $54,000, representing the retirement of the purchase money note of $310,000 and $64,000 of deferred and accrued interest. This gain was offset by $84,000 of a deferred receivable from the note holder.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8. RECONCILIATION OF NET LOSS PER CONSOLIDATED FINANCIAL STATEMENTS TO TAX REPORTING

       The Partnership files its tax return on an accrual basis, and has computed depreciation for tax purposes using the Accelerated Cost Recovery System, which is not in accordance with generally accepted accounting principles. A reconciliation of the net loss per the consolidated financial statements to the net taxable income (loss) to partners is as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ---------------------------

                                                1995          1994        1993
                                                ----          ----        ----

       Net loss per financial statements    $ (143,000)  $ (286,000) $ (271,000)

       Tax depreciation less than financial
        statement depreciation                 223,000      254,000     181,000

       Difference in gain on disposition of
        investment in a partnership between
        financial statement and tax reporting       --      890,000          --

       Difference in gain on extinguishment
        of debt between financial statement
        and tax reporting                           --     (205,000)   (278,000)

       Difference in income and expenses
        between financial statement and tax
        reporting                               (2,000)      10,000    (238,000)
                                             ----------  ----------- -----------
       Net taxable income (loss) to partners $  78,000   $  663,000  $ (606,000)
                                             ==========  ==========  ===========

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

9.     EXTRAORDINARY GAIN AND PROVISION FOR LOSS

       On August 6, 1992, the Partnership, in an effort to avoid a foreclosure on its Antioch, California property ("Oakwood"), transferred its interest in this property, along with all related assets and liabilities, to Oaklift, L.P. which subsequently filed a voluntary petition (the "Petition") for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court (the "Court") for the Eastern District of New York.

       Oaklift L.P., a New York Limited Partnership, was owned 66.33% by the Partnership and 32.67% by National Property Investors 7 ("NPI 7"), as limited partners. The general partner, owning 1% is Oakny, Inc., a New

       York corporation. Oakny, Inc. was owned 67% by the Partnership and 33% by NPI 7. Both before and after the transaction, the Partnership and NPI 7, combined, owned 100% of the Oakwood property. The Partnership continued to consolidate its 67% share of the operations of the Oakwood property until its sale in January 1994. All intercompany balances have been eliminated in consolidation.

       Under Chapter 11, certain claims against Oaklift L.P. in existence prior to the filing of the Petition were stayed while Oaklift L.P. continued operations as a debtor-in-possession. On February 17, 1993, Oaklift L.P. filed a Plan of Reorganization. On September 7, 1993, the Partnership together with NPI 7, purchased the secured and unsecured claims (approximately $3.9 million and $9,000, respectively) of SB Partners, the third mortgage holder, against the debtor, Oaklift L.P., for an aggregate $725,000 (the Partnership's share was 67% or $486,000). The net carrying amount of the secured claim on Oaklift L.P.'s books was $2,228,000. As a result, the Partnership realized a $1,013,000 extraordinary gain on the extinguishment of debt in 1993. In connection with the assignment, SB Partners withdrew its motion to dismiss the bankruptcy proceeding. The Partnership was then entitled to vote in favor of the debtor's plan of reorganization at the confirmation hearing. As a result of the foregoing, a Second Amended Disclosure Statement and Plan of Reorganization was filed by the debtor on September 23, 1993. The Disclosure Statement was approved by the Court on October 27, 1993. On December 7, 1993, the Court approved a Third Amended and Restated Plan of Reorganization. The approved plan: (a) allowed in full the claims of the first and second mortgagees (including recasting the principal balances of the notes to include accrued interest); (b) modified the terms of both mortgages; and
       (c) provided for payment in full of the debtor's other creditors, including unpaid real estate taxes.

       On January 28, 1994, the Partnership's Antioch, California property, which had been previously transferred to Oaklift, L.P., was sold to an unaffiliated third party, subject to the first and second mortgages. The Partnership's share of the sales proceeds, after closing expenses was $5,819,000. The sale resulted in a gain of approximately $229,000. The Partnership had recorded a $1,063,000 provision for loss on disposition of the property during 1992. Net cash proceeds to the Partnership, after deducting closing expenses and the $486,000 to purchase the third mortgage at a discount, were approximately $563,000.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10.    JOINT VENTURE

       The Partnership had a joint venture interest in an operating property which was accounted for using the proportionate consolidation method. The consolidated financial statements reflect the Partnership's proportionate share of historical cost in this project. The property was sold in January 1994 (see Note 9).

       The condensed, combined statements of operations of the joint venture and the Partnership's proportionate share of revenues and expenses for 1994 and 1993 are summarized as follows:

                                                              COMBINED                           PROPORTIONATE SHARE
                                                        ----------------------                 ------------------------
                                                        1994              1993                 1994              1993
                                                        ----              -----                ----              ----

       Operating revenues                             $ 153,000        $ 1,798,000          $ 102,000        $ 1,205,000
       Gain on sale of property                         334,000                 --            229,000                 --
                                                      ---------        -----------          ---------        -----------
       Total revenues                                   487,000          1,798,000            331,000          1,205,000
                                                      --------         -----------          ---------        -----------

       Operating and other expenses                     171,000          1,095,000            115,000            734,000
       Depreciation                                          --            568,000                 --            381,000
       Mortgage interest                                 45,000            741,000             30,000            497,000
                                                       --------        ----------           --------          ----------
          Total expenses                                216,000         2,404,000             145,000          1,612,000
                                                       --------        ----------           --------          ----------

       Net income (loss) before
        extraordinary item:                             271,000          (606,000)            186,000           (407,000)
       Extraordinary item:
       Gain on extinguishment of debt                        --         1,512,000                  --          1,013,000
                                                      -----------      ----------           ---------         ----------
       Net income                                     $  271,000       $  906,000           $ 186,000         $  606,000
                                                      ==========       ==========           =========         ==========



11.    SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest II and certain of its affiliates (see Note 3). As a result of the transaction, the general partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

                         NATIONAL PROPERTY INVESTORS 8
                      (A California Limited Partnership)

                               December 31, 1995

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION             SCHEDULE III

Column A                    Column B               Column C                     Column D
--------                    --------               --------                     --------
                                                                            Cost capitalized
                                                 Initial cost                 subsequent to
                                                to Partnership                 acquisition
                                            -----------------------    -------------------------
                                                       Buildings and                     Carrying
Description               Encumbrances       Land      Improvements    Improvements        Costs
-----------               ------------       ----      ------------    ------------        -----
Residential
Properties
-----------
Williamsburg One
  Indianapolis, Indiana  $ 4,092,000     $  367,000 $  9,215,000    $  1,082,000     $   52,000

Williamsburg Two
  Indianapolis, Indiana    2,642,000        223,000    5,607,000         653,000         32,000

Huntington Apartments -
  Morrisville,
   North Carolina          3,637,000      1,368,000    9,233,000         568,000         60,000
                        ------------     ----------   ----------        --------        -------
Totals                   $10,371,000    $ 1,958,000  $24,055,000      $2,303,000       $144,000
                         ===========    ===========  ===========      ==========       ========


Column A                                Column E                 Column F     Column G    Column H     Column I
--------                                --------                 --------     --------    --------     --------
                                                                                                         Life
                                      Gross amount                                                     on which
                                       carried at                                                    depreciation
                                     close of period                                                  is computer
                             ------------------------------                                            in latest
                                      Buildings and             Accumulated    Date of      Date     statement of
Description                   Land    Improvements    Total    Depreciation Construction  Acquired    operations
-----------                   ----    ------------    -----    ------------ ------------  --------    ----------
Residential
Properties
------------
Williamsburg One
  Indianapolis, Indiana   $  369,000 $ 10,347,000 $10,716,000  $ 5,818,000         1974        3/86    5-27 yrs.

Williamsburg Two
  Indianapolis, Indiana      225,000    6,290,000   6,515,000    3,547,000         1976        3/86    5-27 yrs.

Huntington Apartments -
  Morrisville,
   North Carolina          1,376,000    9,853,000  11,229,000    3,382,000         1986        3/88    5-29 yrs.
                           ---------  ----------- -----------  -----------
Totals                   $ 1,970,000  $26,490,000 $28,460,000  $12,747,000
                         ===========  =========== ===========  ===========

                         See notes on following page.

                                                                 SCHEDULE III

                          NATIONAL PROPERTY INVESTORS 8
                       (A California Limited Partnership)

                             NOTES TO SCHEDULE III -
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                                                       YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------

                                                                     1995                1994                  1993
                                                                     ------------------  --------------------  -------------------

Note 1.     Reconciliation of real estate:

            Balance at beginning of period                           $  28,307,000       $ 37,432,000          $  37,335,000
            Additions during period:
               Improvements                                                153,000             78,000                 97,000
               Revaluation allowance on rental property sold                     -            667,000                      -
            Subtractions during the period:
            Cost of rental property sold                                         -         (9,870,000)                     -
                                                                      -------------      ------------          -------------

            Balance at end of period                                 $   28,460,000      $ 28,307,000          $  37,432,000
                                                                      =============      ============          =============


Note 2.     Reconciliation of accumulated depreciation

            Balance at beginning of period                           $  11,499,000       $ 13,684,000          $  11,932,000
            Additions during period:
               Depreciation expense                                      1,248,000          1,361,000              1,752,000
            Subtractions during the period:
            Accumulated depreciation of rental
               property sold                                                     -         (3,546,000)                     -
                                                                      -------------      ------------          -------------

            Balance at end of period                                 $  12,747,000       $ 11,499,000          $  13,684,000
                                                                      =============      ============          =============

Note 3. The aggregate cost for federal income tax purposes at December 31, 1995 is $27,166,000.

                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1995

                                     INDEX

                                                                                                                            Page
                                                                                                                           -----
Independent Auditors' Reports............................................................................................  F - 2
Consolidated Financial Statements:
     Balance Sheets at December 31, 1995 and 1994........................................................................  F - 4
     Statements of Operations for the Years Ended December 31, 1995, 1994 and 1993.......................................  F - 5
     Statements of Partners' Equity for the Years Ended
        December 31, 1995, 1994 and 1993.................................................................................  F - 6
     Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993.......................................  F - 7
     Notes to Consolidated Financial Statements..........................................................................  F - 8
Financial Statement Schedule:
     Schedule III     -    Real Estate and Accumulated Depreciation at December 31, 1995.................................  F - 21

Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the consolidated financial statements.


To the Partners
Century Properties Fund XIV
Greenville, South Carolina

                          Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Century Properties Fund XIV (a limited partnership) (the "Partnership") and its subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to
Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Century Properties Fund XIV and its subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                Imowitz Koenig & Co., LLP
                                                Certified Public Accountants

New York, N.Y.
February 12, 1996, except for Notes 10 and 11, which are dated March 7, 1996

INDEPENDENT AUDITORS' REPORT


Century Properties Fund XIV:

We have audited the accompanying statements of operations, partners' equity and cash flows of Century Properties Fund XIV (a limited partnership) (the "Partnership") for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



San Francisco, California
March 18, 1994




                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                                        DECEMBER 31,
                                                               -----------------------------
                                                                   1995             1994
                                                               -------------   -------------
ASSETS

Cash and cash equivalents                                       $  2,576,000   $     714,000
Other assets                                                         905,000       1,136,000

Real Estate:

  Real estate                                                     43,879,000      53,142,000
  Accumulated depreciation                                       (19,115,000)    (21,751,000)
  Allowance for impairment of value                               (2,304,000)     (4,205,000)
                                                               -------------   -------------
Real estate, net                                                  22,460,000      27,186,000

Deferred costs, net                                                  544,000         639,000
                                                               -------------   -------------
    Total assets                                               $  26,485,000   $  29,675,000
                                                               =============   =============
LIABILITIES AND PARTNERS' EQUITY

Notes payable                                                  $  21,254,000   $  21,480,000
Deferred interest, accrued expenses and other liabilities          1,178,000       1,286,000
                                                               -------------   -------------
    Total liabilities                                             22,432,000      22,766,000
                                                               -------------   -------------
Contingencies

Partners' Equity:

  General partners                                                    26,000          25,000
  Limited partners (64,806 units outstanding at
   December 31, 1995 and 1994)                                     4,027,000       6,884,000
                                                               -------------   -------------
    Total partners' equity                                         4,053,000       6,909,000
                                                               -------------   -------------
    Total liabilities and partners' equity                     $  26,485,000   $  29,675,000
                                                               =============   =============

See notes to consolidated financial statements.



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                YEARS ENDED DECEMBER 31,
                                                         ----------------------------------------------
                                                             1995             1994             1993
                                                         ------------     ------------     -------------
Revenues:
    Rental                                               $  8,434,000     $  8,073,000     $  8,643,000
    Interest and other income                                 568,000          146,000          162,000
    Gain on sale of properties                                239,000                -        2,725,000
                                                         ------------     ------------     ------------
    Total revenues                                          9,241,000        8,219,000       11,530,000
                                                         ------------     ------------     ------------
Expenses (including $637,000 and $373,000 paid to
 the general partners and affiliates in 1995 and 1994):
    Operating                                               4,359,000        4,651,000        4,162,000
    Interest                                                2,230,000        2,504,000        2,973,000
    Depreciation                                            1,546,000        1,571,000        1,625,000
    General and administrative                                308,000          462,000          673,000
    Loss on sale of properties                                592,000              -             43,000
                                                         ------------     ------------     ------------
    Total expenses                                          9,035,000        9,188,000        9,476,000
                                                         ------------     ------------     ------------
Net income (loss)                                        $    206,000     $   (969,000)    $  2,054,000
                                                         ============     ============     ============
Net income (loss) per limited partnership unit           $       2.22     $     (14.66)    $      29.04
                                                         ============     ============     ============
Distributions per limited partnership unit               $      46.31     $          -     $          -
                                                         ============     ============     ============



See notes to consolidated financial statements.



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                   General
                                  partners'       Limited         Total
                                  (deficit)       partners'      partners'
                                    equity         equity         equity
                                  -----------    -----------   -----------
Balance - January 1, 1993         $  (128,000)   $ 5,952,000   $ 5,824,000

    Net income                        172,000      1,882,000     2,054,000
                                  -----------    -----------   -----------

Balance - December 31, 1993            44,000      7,834,000     7,878,000

    Net loss                          (19,000)      (950,000)     (969,000)
                                  -----------    -----------   -----------

Balance - December 31, 1994            25,000      6,884,000     6,909,000

    Net income                         62,000        144,000       206,000

    Cash distributions                (61,000)    (3,001,000)   (3,062,000)
                                  -----------    -----------   -----------
Balance - December 31, 1995       $    26,000    $ 4,027,000   $ 4,053,000
                                  ===========    ===========   ===========



                See notes to consolidated financial statements.



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                         1995            1994              1993
                                                                     -----------      -----------       -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                    $   206,000    $    (969,000)     $  2,054,000
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
    Depreciation and amortization                                      1,744,000        1,871,000         1,850,000
    Gain on sale of properties                                          (239,000)               -        (2,725,000)
    Loss on sale of properties                                           592,000                -            43,000
    Provision for doubtful receivables                                    10,000                -           107,000
    Deferred costs paid                                                 (150,000)        (547,000)         (177,000)
    Changes in operating assets and liabilities:
      Other assets                                                       221,000         (564,000)            6,000
      Deferred interest, accrued expenses and other liabilities         (108,000)          19,000           (63,000)
                                                                     -----------      -----------       -----------

Net cash provided by (used in) operating activities                    2,276,000         (190,000)        1,095,000
                                                                     -----------      -----------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Net proceeds from sale of properties                                   4,024,000                -         6,419,000
Additions to real estate                                              (1,117,000)        (795,000)         (411,000)
Proceeds from note receivable                                                  -           50,000                 -
                                                                     -----------      -----------       -----------
Net cash provided by (used in) investing activities                    2,907,000         (745,000)        6,008,000
                                                                     -----------      -----------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Distribution to partners                                              (3,062,000)               -                 -
Satisfaction of notes payable                                                  -      (20,211,000)       (3,330,000)
Notes payable proceeds                                                         -       16,418,000                 -
Notes payable principal payments                                        (259,000)        (275,000)         (408,000)
                                                                     -----------      -----------       -----------
Net cash (used in) financing activities                               (3,321,000)      (4,068,000)       (3,738,000)
                                                                     -----------      -----------       -----------
Increase (Decrease) in Cash and Cash Equivalents                       1,862,000       (5,003,000)        3,365,000

Cash and Cash Equivalents at Beginning of Year                           714,000        5,717,000         2,352,000
                                                                     -----------      -----------       -----------
Cash and Cash Equivalents at End of Year                             $ 2,576,000      $   714,000       $ 5,717,000
                                                                     ===========      ===========       ===========
Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash during the year                             $ 2,073,000      $ 2,200,000       $ 2,790,000
                                                                     ===========      ===========       ===========
Supplemental Disclosure of Non-cash Investing
  and Financing Activities:

    Disposition of rental properties in 1995 and 1993, See Note 6.



See notes to consolidated financial statements.





                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization

         Century Properties Fund XIV (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment and ultimately sell income-producing real estate. The Partnership currently owns two commercial properties located in Texas and California and three residential apartment complexes located in Nevada and Arizona. The general partners are Fox Realty Investors ("FRI"), a California general partnership, and Fox Capital Management Corporation ("FCMC"), a California Corporation. The original capital contributions of $64,806,000 ($1,000 per unit) were made by the limited partners, including 100 limited partnership units purchased by FCMC.

         On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

         In October 1994 DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 41% of total limited partnership units of the Partnership (see Note 10).

         On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see

         Note 10).

         Consolidation

         The consolidated financial statements include the statements of the Partnership and its wholly-owned subsidiaries formed in 1994 (see Note
         4). All significant intercompany transactions and balances have been eliminated.


                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         Distributions

         On October 17, 1995, the Partnership distributed $3,001,000 ($46.31 per unit) to the limited partners and $61,000 to the general partners from the proceeds of the sale of the Partnership's Greenbriar Plaza Shopping Center and Duck Creek Shopping Center properties (see Note 6). On January 11, 1996, the Partnership distributed $980,000 ($15.12 per unit) to the limited partners and $20,000 to the general partners from the proceeds received from the sale of the Partnership's Wingren Plaza property.

         Fair Value of Financial Instruments

         In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

         Cash and Cash Equivalents

         The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

         Concentration of Credit Risk


         The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $2,200,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Real Estate

         Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

         Depreciation

         Depreciation is computed by the straight-line method over estimated useful lives ranging from 27.5 to 39 years for buildings and improvements and six to seven years for furnishings.

         Deferred Costs

         Deferred costs represent deferred financing costs and deferred leasing commissions. Deferred financing costs are amortized as interest expense over the lives of the related loans, or expensed, if financing is not obtained. Deferred leasing commissions are amortized over the life of the applicable lease. Such amortization is charged to operating expenses. At December 31, 1995 and 1994, accumulated amortization of deferred costs totaled $245,000 and $336,000, respectively.

         Net Income (Loss) Per Limited Partnership Unit

         The net income (loss) per limited partnership unit is computed by dividing net income (loss) allocated to the limited partners by 64,806 units outstanding.

         Income Taxes

         Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

2.       TRANSACTIONS WITH THE GENERAL PARTNERS AND AFFILIATES

         In accordance with the Partnership Agreement, the Partnership may be charged by the general partners and affiliates for services provided to the Partnership. From March 1988 to December 1992 such amounts were assigned pursuant to a services agreement by the general partners and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2.       TRANSACTIONS WITH THE GENERAL PARTNERS AND AFFILIATES (Continued)

         On January 1, 1993, Metric Management, Inc., ("MMI"), successor to MRS, a company which is not affiliated with the general partners, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement, effective January 1, 1993, no reimbursements were made to the general partners and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI. On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, NPI Equity began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services (see Notes 1 and 10). Related party expenses for the years ended December 31, 1995, 1994 and 1993 were as follows:


                                               1995        1994       1993
                                             ---------   ---------   -------

         Property management fees            $ 262,000   $ 204,000   $     -
         Real estate tax reduction fees          5,000       4,000         -
         Reimbursement of expenses:
             Partnership accounting and
                 investor services             186,000     153,000         -
             Professional services                   -      12,000         -
                                             ---------   ---------   -------
         Total                               $ 453,000   $ 373,000   $     -
                                             =========   =========   =======

         Property management fees and real estate tax reduction fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. In addition, approximately $184,000 of insurance premiums which were paid to an affiliate of NPI Inc., under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.

         In accordance with the partnership agreement, the general partners were allocated their two percent continuing interest in the Partnership's net income (loss) and taxable income (loss). Gains from dispositions of Partnership properties were allocated first to the general partners to the extent of the deficit in their capital accounts at the time of the dispositions, then two percent of the remainder.


         On January 11, 1996, the general partners received a distribution of $20,000, representing the general partners two percent interest in cash available for distribution, which was primarily from the proceeds received on the sale of the Partnership's Wingren Plaza property (see
         Note 6). On October 17, 1995, the general partners received a distribution of $61,000, representing the general partners two percent interest in cash available for distribution which was primarily from the proceeds received on the sale of the Partnership's Greenbriar Plaza Shopping Center and Duck Creek Shopping Center properties. There were no cash distributions to the general partners for the years ended December 31, 1994 and 1993.


                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


3.         REAL ESTATE

         Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                                                        Residential          Commercial
                                                                        Properties           Properties          Total
                                                                        -----------          ----------          -----
              1995:

              Land                                                     $  2,288,000         $  3,436,000       $  5,724,000
              Buildings and improvements                                 20,258,000           14,589,000         34,847,000
              Furnishings                                                 3,180,000              128,000          3,308,000
                                                                       ------------         ------------       ------------

              Total                                                      25,726,000           18,153,000         43,879,000
              Accumulated depreciation                                  (12,334,000)          (6,781,000)       (19,115,000)
              Allowance for impairment of value                                   -           (2,304,000)        (2,304,000)
                                                                       ------------         ------------       ------------

              Real estate, net                                         $ 13,392,000         $  9,068,000       $ 22,460,000
                                                                       ============         ============       ============


              1994:

              Land                                                     $  2,288,000         $  4,893,000       $  7,181,000
              Buildings and improvements                                 19,403,000           23,201,000         42,604,000
              Furnishings                                                 3,130,000              227,000          3,357,000
                                                                       ------------         ------------       ------------

              Total                                                      24,821,000           28,321,000         53,142,000
              Accumulated depreciation                                  (11,505,000)         (10,246,000)       (21,751,000)
              Allowance for impairment of value                                   -           (4,205,000)        (4,205,000)
                                                                       ------------         ------------       ------------

              Real estate, net                                         $ 13,316,000         $ 13,870,000       $ 27,186,000
                                                                       ============         ============       ============

         Subsequent to the balance sheet date, the Partnership sold its University Square Shopping Center and Broadway Trade Center properties (see Note 10).


                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


4.         NOTES PAYABLE

         Individual rental properties are pledged as collateral for the related notes payable. The notes are payable monthly and mature between 1996 and 2008. Interest rates on the notes ranged from 9.25 percent to 10.50 percent during the year ended December 31, 1995. Certain notes relating to Broadway Trade Center had been discounted to yield interest at an annual rate of 15 percent. Amortization of the discounted amounts totaled $33,000,$32,000 and $40,000 for 1995, 1994 and 1993, respectively. Principal payments at December 31, 1995 are required as follows:

                        1996         $ 3,617,000
                        1997             175,000
                        1998             191,000
                        1999             211,000
                        2000             230,000
                        Thereafter    16,830,000
                                     -----------

                        Total        $21,254,000
                                     ===========

         For Broadway Trade Center, which was sold in the first quarter of 1996, the principal payments are reflected in 1996 regardless of their original due date.

         On July 5, 1994, the Partnership paid down $6,000 of the existing mortgage encumbering the St. Charleston Village Apartments property and replaced the remaining $6,300,000 balance with a new first mortgage. The loan requires monthly payments of $55,000 at 9.88% interest and is being amortized over 30 years. The loan matures on July 1, 2001 with a balloon payment of $5,967,000. As specified in the loan agreement, the Partnership was required to establish with the lender an escrow account for taxes and insurance and a replacement reserve account for future capital improvements. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. The Partnership incurred closing costs and fees of $169,000 in connection with this refinancing. As part of the agreement, the Partnership was required to transfer the assets and liabilities of St. Charleston Village Apartments to a newly formed, wholly-owned subsidiary, Century St. Charleston Limited Partnership.

         On July 5, 1994, the Partnership paid down $1,914,000 of the existing mortgage encumbering the Sun River Apartments property and replaced the remaining $6,368,000 balance with a new first mortgage. The loan requires monthly payments of $55,000 at 9.88% interest and is being amortized over 30 years. The loan matures on July 1, 2001 with a balloon payment of $6,032,000. As specified in the loan agreement, the Partnership was required to establish with the lender an escrow account for taxes and insurance and a replacement reserve account for future capital improvements. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. The partnership incurred closing costs and fees of $161,000 in connection with this refinancing. As part of the agreement, the Partnership was required to transfer the assets and liabilities of Sun River Apartments to a newly formed, wholly-owned subsidiary, Century Sun River Limited Partnership.


                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

4.         NOTES PAYABLE (Continued)

         On July 5, 1994, the Partnership paid down $189,000 of the existing mortgage encumbering the Torrey Pines Village Apartments property and replaced the remaining $3,750,000 balance with a new first mortgage. The loan requires monthly payments of $33,000 at 9.88% interest and is being amortized over 30 years. The loan matures on July 1, 2001 with a balloon payment of $3,545,000. As specified in the loan agreement, the Partnership was required to establish with the lender an escrow account for taxes and insurance and a replacement reserve account for future capital improvements. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. The Partnership incurred closing costs and fees of $111,000 in connection with this refinancing. As part of the agreement, the Partnership was required to transfer the assets and liabilities of Torrey Pines Village Apartments to a newly formed, wholly-owned subsidiary, Century Torrey Pines Limited Partnership.

         On September 15, 1994, the Partnership satisfied the $1,684,000 outstanding mortgage encumbering the Duck Creek Shopping Center.

         In September 1993, the Partnership paid off the $200,000 second note on The Oaks Shopping Center upon its maturity.

         Amortization of deferred financing costs totaled $68,000, $164,000 and $87,000 for 1995, 1994 and 1993, respectively.

         5.MINIMUM FUTURE RENTAL REVENUES

         Minimum future rental revenues from operating leases having non-cancelable lease terms in excess of one year are as follows:

                    1996                                       $      540,000
                    1997                                              366,000
                    1998                                              241,000
                    1999                                              163,000
                    2000                                              164,000
                 Thereafter                                         1,162,000
                                                                -------------

                    Total                                       $   2,636,000
                                                                =============

         Subsequent to the balance sheet date, the Partnership sold its University Square Shopping Center and Broadway Trade Center (see Note
         10). The minimum future rental revenues from University Square Shopping Center and Broadway Trade Center have been excluded.


         Rental revenues include contingent rent of $38,000, $6,000 and $40,000 in 1995, 1994 and 1993, respectively.

          Amortization of deferred leasing commissions totaled $97,000, $104,000 and $97,000 for 1995, 1994 and 1993, respectively.


                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.         DISPOSITION OF RENTAL PROPERTIES

         On November 9, 1995, the Partnership sold its Wingren Plaza property, located in Dallas, Texas for $1,000,000. After closing expenses of $68,000, the net proceeds received by the Partnership were $932,000. The carrying value of the property at the time of sale was $693,000. For financial statement purposes, the sale resulted in a gain of $239,000. The Partnership had previously recorded a $1,901,000 provision for impairment of value in 1991 (see Note 8).

         On October 6, 1995, the Partnership sold its Duck Creek Shopping Center property, located in Garland, Texas for $2,250,000. After closing expenses of $138,000, the net proceeds received by the Partnership were $2,112,000. The carrying value of the property at the time of sale was $2,148,000. For financial statement purposes, the sale resulted in a loss of $36,000.

         On September 12, 1995, the Partnership sold its Greenbriar Plaza Shopping Center property, located in Duncanville, Texas for $1,050,000. After closing expenses of $70,000, the net proceeds received by the Partnership were $980,000. The carrying value of the property at the time of sale was $1,536,000. For financial statement purposes, the sale resulted in a loss of $556,000.

         In December 1993, The Village Square Shopping Center was disposed of through foreclosure for $2,645,000 to the holder of the first deed of trust on the property. The disposition value is comprised of the first, second and third note balances totaling $2,316,000, and net liabilities released upon disposition of $329,000. Total disposition costs were $6,000. At the date of disposition of The Village Square Shopping Center, the carrying amount of land and improvements and unamortized leasing commissions, after the $352,000 provision for impairment of value recognized in 1992, was $2,642,000. The loss on disposition was $3,000.

         In December 1993, The Market Place Shopping Center was disposed of through foreclosure for $1,615,000 to the holder of the first deed of trust on the property. The disposition value is comprised of the first, second and third note balances totaling $1,506,000, and net liabilities released upon foreclosure of $109,000. Total disposition costs were $6,000. At the date of disposition on The Market Place Shopping Center, the carrying amount of land and improvements and unamortized leasing commissions and financing costs, after the $534,000 provision for impairment of value recognized in 1992, was $1,649,000. The loss on disposition was $40,000.


         In May 1993, the Partnership sold Cedarwood Apartments, located in Lakewood, Colorado for $6,600,000. After payment of the existing first and second loan balances of approximately $2,547,000 and $583,000, respectively, and expenses of the sale of $169,000, the net cash proceeds to the Partnership was $3,301,000. The carrying value of the property at the time of sale was $3,706,000. The gain on sale was $2,725,000.



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


7.         NOTE RECEIVABLE FROM PROPERTY SALE

         The Partnership has a purchase money note receivable in the amount of $1,500,000 due in 1997. This note is not reported in the accompanying financial statements due to uncertainty regarding collectability.

8.         ALLOWANCE FOR IMPAIRMENT OF VALUE

         At December 31, 1994, the Partnership's allowance for impairment of value was $4,205,000 consisting of $883,000 on the Oaks Shopping Center, $1,421,000 on Broadway Trade Center (see Note 10) and $1,901,000 on Wingren Plaza. The allowance for impairment of value is $2,304,000 at December 31, 1995 since the Partnership sold its Wingren Plaza property on November 9, 1995 (see Note 6). Due to the current real estate market it is reasonably possible that the Partnership's estimate of fair value will change within the next year.

                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

9.         RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

         The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the consolidated financial statements are as follows:

                                                                                1995                 1994                 1993
                                                                            -----------           -----------          -----------
           Net income (loss) - financial statements                         $   206,000           $  (969,000)         $ 2,054,000
           Differences resulted from:
              Notes payable discount amortization                                33,000                32,000               40,000
              Interest income on notes receivable                                97,000                89,000               83,000
              Depreciation                                                     (510,000)             (604,000)            (934,000)
              Unearned revenue                                                   (1,000)                4,000               (3,000)
              Property dispositions - net                                       442,000                     -            1,162,000
              Other income - foreclosures                                             -                     -              302,000
              Other                                                              75,000                57,000               (1,000)
                                                                            -----------           -----------          -----------
           Net income (loss) - income tax method                            $   342,000           $(1,391,000)         $ 2,703,000
                                                                            ===========           ===========          ===========

           Taxable income (loss) per limited partnership
             unit after giving effect to the allocation
              to the general partners                                       $         5           $       (21)         $        40
                                                                            ===========           ===========          ===========

           Partners equity - financial statements                           $ 4,053,000           $ 6,909,000          $ 7,878,000
           Differences resulted from:
              Provision for impairment of value                               2,304,000             4,205,000            4,205,000
              Deferred gain on property sales                                   706,000               706,000              706,000
              Sales commissions and organization costs                        6,749,000             6,749,000            6,749,000
              Notes payable discount amortization                               790,000               757,000              725,000
              Interest income on notes receivable                               625,000               528,000              439,000
              Construction interest and financing costs                        (770,000)             (855,000)            (904,000)
              Reduction of rental properties due to
                lease payments                                                1,239,000             1,472,000            1,472,000
              Depreciation                                                  (11,228,000)          (13,294,000)         (12,690,000)
              Unearned revenue                                                    4,000                 5,000                1,000
              Other                                                              13,000                23,000               15,000
                                                                            -----------           -----------          -----------

           Partners' equity - income tax method                             $ 4,485,000           $ 7,205,000          $ 8,596,000
                                                                            ===========           ===========          ===========



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10.        SUBSEQUENT EVENTS

         On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

         On February 12, 1996, the Partnership sold its University Square Shopping Center Property, located in Bozeman, Montana for $4,850,000. After closing expenses of approximately $75,000, the net proceeds received by the Partnership were approximately $4,775,000. The Partnership will recognize a gain of approximately $1,500,000 during the first quarter of 1996.

         On March 7, 1996, the Partnership sold its Broadway Trade Center Property, located in San Antonio, Texas for $3,825,000. After repayment of the first, second and third mortgages totaling approximately $1,640,000 (including unamortized discount) and closing expenses of $215,000, the net proceeds received by the Partnership were approximately $1,970,000. The Partnership will recognize a gain of approximately $1,250,000 during the first quarter of 1996.

11.        PROFORMA FINANCIAL INFORMATION

         The following pro forma consolidated balance sheet as of December 31, 1995, and the pro forma consolidated statement of operations for the year then ended give effect to the sales of the Partnership's University Square Shopping Center and Broadway Trade Center properties. The adjustments related to the pro forma consolidated balance sheet assume the transactions were consummated at December 31, 1995, while the adjustments to the pro forma consolidated income statement assume the transactions were consummated at the beginning of the year presented. The sales occurred on February 12, 1996 and March 7, 1996, respectively.

         The pro forma adjustments required are to eliminate the assets, liabilities and operating activity of University Square Shopping Center and Broadway Trade Center and to reflect consideration received for the properties.

         These pro forma adjustments are not necessarily reflective of the results that actually would have occurred if the sales had been in effect as of and for the period presented or what may be achieved in the future.

                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


 11.    PRO FORMA FINANCIAL INFORMATION (CONTINUED)

                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               December 31, 1995

                                                                                     Pro Forma
                                                                     Historical     Adjustments       Pro Forma
                                                                   -------------   -------------    -------------
ASSETS

Cash and cash equivalents                                          $   2,576,000   $           -    $   2,576,000
Receivables and other assets                                             905,000       6,745,000        7,650,000

Real Estate:

  Real estate                                                         43,879,000     (10,861,000)      33,018,000
  Accumulated depreciation                                           (19,115,000)      4,233,000      (14,882,000)
  Allowance for impairment of value                                   (2,304,000)      1,421,000         (883,000)
                                                                   -------------   -------------    -------------
Real estate, net                                                      22,460,000      (5,207,000)      17,253,000

Deferred costs, net                                                      544,000         (93,000)         451,000
                                                                   -------------   -------------    -------------
    Total assets                                                   $  26,485,000   $   1,445,000    $  27,930,000
                                                                   =============   =============    =============
LIABILITIES AND PARTNERS' EQUITY

Notes payable                                                      $  21,254,000   $  (1,283,000)   $  19,971,000
Deferred interest, accrued expenses and other liabilities              1,178,000        (112,000)       1,066,000
                                                                   -------------   -------------    -------------
    Total liabilities                                                 22,432,000      (1,395,000)      21,037,000
                                                                   -------------   -------------    -------------

Partners' Equity:

  General partners                                                        26,000          57,000           83,000
  Limited partners                                                     4,027,000       2,783,000        6,810,000
                                                                   -------------   -------------    -------------
    Total partners' equity                                             4,053,000       2,840,000        6,893,000
                                                                   -------------   -------------    -------------
    Total liabilities and partners' equity                         $  26,485,000   $   1,445,000    $  27,930,000
                                                                   =============   =============    =============

                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

11.   PRO FORMA FINANCIAL INFORMATION (CONTINUED)


                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1995

                                                                                      Pro Forma
                                                                     Historical      Adjustments         Pro Forma
                                                                    ------------    -------------      -------------
Revenues:
    Rental                                                          $  8,434,000    $  (1,543,000)      $  6,891,000
    Interest and other income                                            568,000         (150,000)           418,000
    Gain on sale of properties                                           239,000                -            239,000
                                                                    ------------    -------------      -------------
    Total revenues                                                     9,241,000       (1,693,000)         7,548,000
                                                                    ------------    -------------      -------------
Expenses:
    Operating                                                          4,359,000         (515,000)         3,844,000
    Interest                                                           2,230,000         (195,000)         2,035,000
    Depreciation                                                       1,546,000         (324,000)         1,222,000
    General and administrative                                           308,000                -            308,000
    Loss on sale of properties                                           592,000                -            592,000
                                                                    ------------    -------------      -------------
   Total expenses                                                      9,035,000       (1,034,000)         8,001,000
                                                                    ------------    -------------      -------------
Net income (loss)                                                   $    206,000    $    (659,000)     $    (453,000)
                                                                    ============    =============      =============
Net income (loss) per limited partnership unit                      $       2.22    $       (9.96)     $      (7.74)
                                                                    ============    =============      =============
Distributions per limited partnership unit                          $      46.31    $           -      $      46.31
                                                                    ============    =============      =============





                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995


     COLUMN             COLUMN       COLUMN            COLUMN               COLUMN            COLUMN    COLUMN  COLUMN    COLUMN
        A                  B            C                 D                    E                 F         G       H         I

                                                   Cost Capitalized      Gross Amount
                                   Initial Cost       Subsequent       at Which Carried at
                                  to Partnership    to Acquisition      Close of Period(1)
                                  --------------    --------------      -----------------
                                                                                              Accum-                        Life
                                                                                               lated                      on which
                                                                                              Deprecia-                  Deprecia-
                                                                                              tion and   Year             tion is
                                          Build-                             Build-            Impair-    of     Date    computed
                                         ings and                           ings and           ment of   Con-     of     in latest
                          Encum-         Improve- Improve-  Carrying        Improve-  Total     value   struc-  Acqui-  statement of
Description              brances  Land    ments   ments     Costs     Land    ments    (2)       (3)     tion   sition   operations
-----------              -------  ----   -------  ------    -------   ----   -------  -----    -------  -----   ------   ----------
                                                      (Amounts in thousands)
PARTNERSHIP:

University Square
 Shopping Center
 Bozeman, Montana        $     -  $1,034 $ 4,565  $  325    $  (511)  $  945 $ 4,468  $ 5,413  $ 2,219  12/80   12/79    6 - 39 Yrs

Gateway Park
 Dublin, California        1,505     484   1,135     174          -      487   1,306    1,793      635  10/77   10/80    6 - 39 Yrs

The Oaks Shopping Center
 Beaumont, Texas           2,175   1,146   3,599   1,147       (393)   1,278   4,221    5,499    2,797   4/81    9/80    6 - 39 Yrs

Broadway Trade Center
 San Antonio, Texas        1,283     768   3,358   1,415        (93)     726   4,722    5,448    3,434   1978/   1/81    6 - 39 Yrs
                                                                                                         1979

SUBSIDIARIES:

Torrey Pines Village
 Apartments
 Las Vegas, Nevada         3,721     460   4,595     955        (52)     455   5,503    5,958    2,896   6/80    9/79    6 - 30 Yrs

St. Charleston Village
 Apartments

 Las Vegas, Nevada         6,251     751   7,322   1,344        (90)     743   8,584    9,327    4,608   7/80    9/79    6 - 30 Yrs

Sun River Apartments
 Tempe, Arizona            6,319   1,102   8,770     669       (100)   1,090   9,351   10,441    4,830   9/81    11/80   6 - 30 Yrs
                         -------  ------ -------  ------    -------   ------ -------  -------  -------
TOTAL                    $21,254  $5,745 $33,344  $6,029    $(1,239)  $5,724 $38,155  $43,879  $21,419
                         =======  ====== =======  ======    =======   ====== =======  =======  =======


                            See accompanying notes.


                                                                  SCHEDULE III



                          CENTURY PROPERTIES FUND XIV
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

NOTES:

(1)      The aggregate cost for Federal income tax purposes is $44,921,000.

(2)      Balance, January 1, 1993                                                               $ 65,785,000
         Improvements capitalized subsequent to acquisition                                          411,000
         Cost of rental properties sold or disposed of                                           (13,849,000)
                                                                                                ------------
         Balance, December 31, 1993                                                               52,347,000
         Improvements capitalized subsequent to acquisition                                          795,000
                                                                                                ------------
         Balance, December 31, 1994                                                               53,142,000
         Improvements capitalized subsequent to acquisition                                        1,117,000
         Cost of rental properties sold or disposed of                                           (10,380,000)
                                                                                                ------------
         Balance, December 31, 1995                                                             $ 43,879,000
                                                                                                ============


(3)      Balance, January 1, 1993                                                               $ 28,870,000
         Additions charged to expense                                                              1,625,000
         Accumulated depreciation of rental properties sold or disposed of                        (5,224,000)
         Allowance for impairment of value of rental properties disposed of                         (886,000)
                                                                                                ------------
         Balance, December 31, 1993                                                               24,385,000
         Additions charged to expense                                                              1,571,000
                                                                                                ------------
         Balance, December 31, 1994                                                               25,956,000
         Additions charged to expense                                                              1,546,000
         Accumulated depreciation of rental properties sold or disposed of                        (4,182,000)
         Allowance for impairment of value of rental properties sold                              (1,901,000)
                                                                                                ------------
         Balance, December 31, 1995                                                             $ 21,419,000
                                                                                                ============

(4)      Encumbrances shown are net of discounts totaling $322,000.

                          CENTURY PROPERTIES FUND XV
                            (A Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                     INDEX

                                                                     Page

Independent Auditors' Reports. . . . . . . . . . . . . . . . . . . . . F - 2
Consolidated Financial Statements:
  Balance Sheets at December 31, 1995 and 1994 . . . . . . . . . . . . F - 4
  Statements of Operations for the Years Ended December 31, 1995,
  1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . F - 5
  Statements of Partners' Equity for the Years Ended
     December 31, 1995, 1994 and 1993. . . . . . . . . . . . . . . . . F - 6
  Statements of Cash Flows for the Years Ended December 31, 1995,
  1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . F - 7
  Notes to Consolidated Financial Statements . . . . . . . . . . . . . F - 8
Financial Statement Schedule:
  Schedule III - Real Estate and Accumulated Depreciation at
  December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . F - 18

Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the consolidated financial statements.



To the Partners
Century Properties Fund XV
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Century Properties Fund XV (a limited partnership) (the "Partnership") and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Properties Fund XV and subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                         Imowitz Koenig & Co., LLP

                         Certified Public Accountants

New York, N.Y.
February 4, 1996



INDEPENDENT AUDITORS' REPORT


Century Properties Fund XV:

We have audited the accompanying consolidated statements of operations, partners' equity and cash flows of Century Properties Fund XV (a limited partnership) (the "Partnership") and its joint venture for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership and its joint venture for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

The accompanying 1993 consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in the first paragraph of Note 9 to the financial statements, the Partnership has balloon payments totaling $17,000,000 due in May 1994, which raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 9. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DELOITTE & TOUCHE LLP



San Francisco, California
March 18, 1994



                      CENTURY PROPERTIES FUND XV
                        (A Limited Partnership)

                      CONSOLIDATED BALANCE SHEETS

                                                    DECEMBER 31,
                                             -------------------------
ASSETS                                           1995          1994
------                                       -----------   -----------
Cash and cash equivalents                    $ 5,008,000   $ 1,606,000
Other assets                                   1,757,000     1,378,000

Real Estate:

   Real estate                                59,945,000    74,737,000
   Accumulated depreciation                  (24,490,000)  (29,112,000)
                                             -----------   -----------
Real estate, net                              35,455,000    45,625,000

Deferred costs, net                              617,000       682,000
                                             -----------   -----------
   Total assets                              $42,837,000   $49,291,000
                                             ===========   ===========
LIABILITIES AND PARTNERS' EQUITY
--------------------------------
Notes payable                                $25,831,000   $34,229,000
Accrued expenses and other liabilities         1,298,000     1,347,000
                                             -----------   -----------
   Total liabilities                          27,129,000    35,576,000
                                             -----------   -----------
Minority interest in joint venture                    --       772,000
                                             -----------   -----------
Partners' Equity (Deficit):

  General partners                            (1,015,000)   (1,275,000)
  Limited partners (89,980 units outstanding
    at December 31, 1995 and 1994)            16,723,000    14,218,000
                                             -----------   -----------
  Total partners' equity                      15,708,000    12,943,000
                                             -----------   -----------
  Total liabilities and partners' equity     $42,837,000   $49,291,000
                                             ===========   ===========

            See notes to consolidated financial statements.


                      CENTURY PROPERTIES FUND XV
                        (A Limited Partnership)
                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                         YEARS ENDED DECEMBER 31,
                                  --------------------------------------
                                     1995          1994          1993
                                  -----------   -----------   -----------
Revenues:
  Rental                          $11,249,000   $12,517,000   $11,666,000
  Interest income                     130,000        79,000        89,000
  Gain on sale of properties       11,484,000            --            --
                                  -----------   -----------   -----------
Total revenues                     22,863,000    12,596,000    11,755,000
                                  -----------   -----------   -----------
Expenses (including $897,000,
 $610,000 and $95,000 paid to the
 joint venture partner, general
 partners and affiliates in 1995,
 1994 and 1993, respectively):
  Operating                         6,019,000     6,542,000     5,836,000
  Interest                          3,603,000     4,073,000     4,417,000
  Depreciation                      2,250,000     2,371,000     2,324,000
  General and administrative          211,000       368,000       441,000
                                  -----------   -----------   -----------
  Total expenses                   12,083,000    13,354,000    13,018,000
                                  -----------   -----------   -----------
Income (loss) before minority
 interest in joint venture's
 operations and extraordinary
 item                              10,780,000      (758,000)   (1,263,000)
Minority interest in joint
 venture's operations                (868,000)     (145,000)     (132,000)
                                  -----------   -----------   -----------
Income (loss) before
 extraordinary item                 9,912,000      (903,000)   (1,395,000)
Extraordinary item:
  Loss on extinguishment of debt     (720,000)           --            --
                                  -----------   -----------   -----------
Net income (loss)                 $ 9,192,000   $  (903,000)  $(1,395,000)
                                  ===========   ===========   ===========
Net income (loss) per limited
 partnership unit:
  Income (loss) before
   extraordinary item             $    105.69   $     (9.84)  $    (15.19)
  Extraordinary item                    (7.85)           --            --
                                  -----------   -----------   -----------
  Net income (loss)               $     97.84   $     (9.84)  $    (15.19)
                                  ===========   ===========   ===========
Distributions per limited
 partnership unit                 $     70.00   $        --   $        --
                                  ===========   ===========   ===========

            See notes to consolidated financial statements.

                      CENTURY PROPERTIES FUND XV
                        (A Limited Partnership)

              CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY
              YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                   General        Limited       Total
                                  partners'      partners'     partners'
                                  (deficit)       equity        equity
                                  -----------   -----------   -----------
Balance -- January 1, 1993        $(1,229,000)  $16,470,000   $15,241,000
  Net loss                            (28,000)   (1,367,000)   (1,395,000)
                                  -----------   -----------   -----------
Balance -- December 31, 1993       (1,257,000)   15,103,000    13,846,000
  Net loss                            (18,000)     (885,000)     (903,000)
                                  -----------   -----------   -----------
Balance -- December 31, 1994       (1,275,000)   14,218,000    12,943,000
  Net income                          388,000     8,804,000     9,192,000
  Distributions                      (128,000)   (6,299,000)   (6,427,000)
                                  -----------   -----------   -----------
Balance -- December 31, 1995      $(1,015,000)  $16,723,000   $15,708,000
                                  ===========   ===========   ===========

            See notes to consolidated financial statements.


                      CENTURY PROPERTIES FUND XV
                        (A Limited Partnership)

                 CONSOLIDATED STATEMENTS OF CASH FLOWS

                                         YEARS ENDED DECEMBER 31,
                                  --------------------------------------
                                     1995          1994          1993
                                  -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
Net income (loss)                 $ 9,192,000   $  (903,000)  $(1,395,000)
Adjustments to reconcile net
 income (loss) to net cash
 provided  by operating
 activities:
  Depreciation and amortization     2,781,000     2,912,000     3,174,000
  Provision for doubtful
   receivables                             --            --        32,000
  Gain on sale of properties      (11,484,000)           --            --
  Extraordinary item                  720,000            --            --
  Deferred costs paid                (122,000)      (23,000)     (250,000)
  Minority interest in joint
   venture's operations               868,000       145,000       132,000
  Changes in operating assets
   and liabilities:
   Other assets                      (379,000)     (621,000)     (259,000)
   Accrued expenses and other
    liabilities                      (140,000)      114,000      (109,000)
                                  -----------   -----------   -----------
Net cash provided by operating
 activities                         1,436,000     1,624,000     1,325,000
                                  -----------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------
Note receivable repayments from
 property sale                             --            --        22,000
Additions to real estate           (1,457,000)     (905,000)   (1,658,000)
Proceeds from cash investments             --            --       496,000
Purchase of cash investments               --            --      (496,000)
Net proceeds from sale of rental
 properties                        20,875,000            --            --
Property sales expenses paid               --            --        (2,000)
                                  -----------   -----------   -----------
Net cash provided by (used in)
 investing activities              19,418,000      (905,000)   (1,638,000)
                                  -----------   -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------
Notes payable proceeds              2,443,000    14,868,000     3,300,000
Financing costs paid                  (99,000)     (436,000)           --
Satisfaction of notes payable     (11,121,000)  (14,200,000)   (3,309,000)

Notes payable principal payments (608,000) (569,000) (457,000) Joint venture partner
 distributions                     (1,640,000)     (143,000)     (120,000)
Cash distributions to partners     (6,427,000)           --            --
                                  -----------   -----------   -----------
Net cash used in financing
 activities                       (17,452,000)     (480,000)     (586,000)
                                  -----------   -----------   -----------
Increase (Decrease) in Cash
 and Cash Equivalents               3,402,000       239,000      (899,000)

Cash and Cash Equivalents at
 Beginning of Year                  1,606,000     1,367,000     2,266,000
                                  -----------   -----------   -----------
Cash and Cash Equivalents at
 End of Year                      $ 5,008,000   $ 1,606,000   $ 1,367,000
                                  ===========   ===========   ===========
Supplemental Disclosure of
 Cash Flow Information:
  Interest paid in cash during
   the year                       $ 3,600,000   $ 3,482,000   $ 3,645,000
                                  ===========   ===========   ===========
Supplemental Disclosure of
 Non-cash Investing and
 Financing Activities:
  Property sale expenses accrued  $    91,000   $        --   $        --
                                  ===========   ===========   ===========
  Disposition of rental
   properties in 1995 -- see Note 6

            See notes to consolidated financial statements.


                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization

    Century Properties Fund XV (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment and ultimately sell income-producing real estate. The Partnership currently owns three apartment complexes in Texas and a commercial building located in Georgia. The general partners of the Partnership are Fox Realty Investors ("FRI"), a California general partnership, and Fox Capital Management Corporation ("FCMC"), a California Corporation. The original capital contributions of $89,980,000 ($1,000 per unit) were made by the limited partners, including 100 limited partnership units purchased by FCMC.

    On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

    In October 1994, DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest
    I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 39% of total limited partnership units of the Partnership (see Note 10).

    On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 10).


                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Distributions

    On July 26, 1995, the Partnership distributed $6,299,000 ($70 per unit) to the limited partners and $128,000 to the general partners from the proceeds of the sale of the Partnership's joint venture property, Plumtree Apartments.

    On January 11, 1996, the Partnership distributed $3,920,000 ($43.57 per unit) to the limited partners and $80,000 to the general partners primarily from the proceeds from the sale of the Partnership's Farmer's Lane Plaza property (see Note 6).

    Consolidation

    The consolidated financial statements include the statements of the Partnership, its wholly owned subsidiaries and its joint venture, Plumtree Apartments (80 percent owned) which was sold on April 12, 1995 (see Note 6). All significant intercompany transactions and balances have been eliminated.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Fair Value of Financial Instruments

    In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or
    liquidation sale.   The Partnership believes that the carrying amount
    of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, is approximately $29,336,000.
    The carrying amount of long term debt includes notes whereby the

    Partnership would be required to pay an amount significantly in excess of their fair value in order to prepay such notes. Consequently, the Partnership would be unable to refinance these properties to obtain the aforementioned calculated debt amounts.



                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Real Estate

    Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its
    carrying amount.   The adoption of the SFAS had no effect on the
    Partnership's financial statements.

    Cash and Cash Equivalents

    The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

    Concentration of Credit Risk

    The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $1,100,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

    Depreciation

    Depreciation is computed by the straight-line method over estimated useful lives currently ranging from 27.5 to 39 years for buildings and improvements and six to seven years for furnishings.

    Deferred Costs

    Deferred costs represent deferred financing costs, leasing commissions and lease buyout fees. Deferred financing costs are amortized as interest expense over the lives of the related loans or expensed, if financing is not obtained. Deferred leasing commissions and deferred lease buyout fees are amortized over the life of the applicable lease. Such amortization is charged to operating expenses. At December 31, 1995 and 1994, accumulated amortization of deferred costs was $346,000 and $508,000, respectively.


                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Net Income (Loss) Per Limited Partnership Unit

    The net income (loss) per limited partnership unit is computed by dividing net income (loss) allocated to the limited partners by 89,980 units outstanding.

    Income Taxes

    Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

    Reclassification

    Certain amounts from 1994 have been reclassified to conform to the 1995 presentation.

2.  TRANSACTIONS WITH THE GENERAL PARTNERS AND AFFILIATES

    In accordance with the partnership agreement, the Partnership may be charged by the general partners and affiliates for services provided to the Partnership. From March 1988 to December 1992, such amounts were assigned pursuant to a services agreement by the general partners and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.

    On January 1, 1993, Metric Management, Inc. ("MMI"), successor to MRS, a company which is not affiliated with the general partners, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement effective January 1, 1993, no reimbursements were made to the general partner and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI. On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, the Managing General Partner began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services
    (see Notes 1 and 10).   Related party expenses for the years ended
    December 31, 1995, 1994 and 1993 were as follows:



                                                1995       1994        1993
                                               --------   --------  --------
     Property management fees                  $399,000   $319,000  $     --
     Real estate tax reduction fees              57,000         --        --
     Reimbursement of expenses:
        Partnership accounting and investor
          services                              152,000    162,000        --
        Professional services                        --     25,000        --
                                               --------   --------  ---------
     Total                                     $608,000   $506,000  $     --
                                               ========   ========  =========



                        CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2.   TRANSACTIONS WITH THE GENERAL PARTNERS AND AFFILIATES (Continued)


     Property management fees and real estate tax reduction fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. In addition, approximately $259,000 of insurance premiums which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.

     In accordance with the partnership agreement, the general partners were allocated their two percent continuing interest in the Partnership's net income (loss) and taxable income (loss). Gains from dispositions of the Partnership's properties were allocated first to the general partners to the extent of distributions received or they were entitled to receive, then two percent of the remainder.

3.   RELATED PARTY TRANSACTIONS

     Apart from the reimbursements paid to the general partners and affiliates as set forth above, the Partnership also has an agreement with its joint venture partner to provide for the management and operation of the joint venture property. Fees paid pursuant to this agreement, generally based upon a percentage of gross revenues from the operation of the property, were $30,000, $104,000 and $95,000 in 1995, 1994 and 1993, respectively.

4.   REAL ESTATE

     Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                      Residential  Commercial
                                       Properties  Properties      Total
                                      -----------  -----------  -----------
       1995:
       Land                            $ 6,765,000 $ 1,607,000  $ 8,372,000
       Buildings and improvements       36,020,000  11,824,000   47,844,000
       Furnishings                       3,609,000     120,000    3,729,000
                                       ----------- -----------  -----------
       Total                            46,394,000  13,551,000   59,945,000
       Accumulated depreciation        (19,394,000) (5,096,000) (24,490,000)
                                       ----------- -----------  -----------
       Real estate, net                $27,000,000 $ 8,455,000  $35,455,000
                                       =========== ===========  ===========


                          CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

4.   REAL ESTATE (Continued)

                                       Residential  Commercial
                                       Properties   Properties     Total
                                       ----------- -----------   -----------
       1994:

       Land                            $ 7,416,000  $ 3,063,000  $10,479,000
       Buildings and improvements       42,361,000   17,308,000   59,669,000
       Furnishings                       4,444,000      145,000    4,589,000
                                       -----------  -----------  -----------

       Total                            54,221,000   20,516,000   74,737,000
       Accumulated depreciation        (21,973,000)  (7,139,000) (29,112,000)
                                       -----------  -----------  -----------

       Real estate, net                $32,248,000  $13,377,000  $45,625,000
                                       ===========  ===========  ===========


     Subsequent to the balance sheet date, the Partnership sold its Northbank Complex (see Note 10).

5.   NOTES PAYABLE

     Individual rental properties are pledged as collateral for the related notes payable. Interest rates on the notes payable ranged from 8.5 to 11 percent during the year ended December 31, 1995. Certain notes have been discounted to yield interest from 14.5 percent to 16.5 percent during the year ended December 31, 1995. Amortization of these discounted amounts was $347,000, $393,000 and $670,000 for 1995, 1994 and 1993, respectively.  The notes are payable monthly.

     Principal payments at December 31, 1995 are required as follows:

          1996                              $ 2,905,000
          1997                                  506,000
          1998                                  555,000
          1999                                2,852,000
          2000                                  536,000
          Thereafter                         19,371,000
          Unamortized discount                 (894,000)
                                            -----------
          Total                             $25,831,000
                                            ===========




                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.   NOTES PAYABLE (Continued)

     Principal payments for Northbank Complex, which was sold in the first quarter of 1996, are reflected in 1996 regardless of their original due date (see Note 10).

     On June 15, 1994, the Partnership obtained a new first mortgage encumbering the Lakeside Place Apartments in the amount of $14,868,000. The loan requires monthly payments of $126,000 at 9.60% interest and is being amortized over 30 years. The loan matures on July 1, 2001 with a balloon payment of $14,043,000. As specified in the loan agreement, the Partnership was required to establish a reserve account to be used for the completion of certain renovations. The Partnership incurred closing costs and fees of $393,000 in connection with this refinancing. As part of the agreement, the Partnership was required to form a wholly-owned subsidiary, Century Lakeside L.P., and transfer the assets and liabilities of Lakeside Place Apartments to the subsidiary.

     On September 10, 1994, the Partnership obtained a modification of the existing mortgage encumbering the Phoenix Business Park property in the amount of $2,778,000. The mortgage, as modified, requires monthly payments of $27,000 at 8.625% interest and is being amortized over 16 years. As specified in the loan agreement, the Partnership was required to establish a repair reserve account. The loan matures on September 10, 1999 with a balloon payment of $2,284,000. The Partnership incurred closing costs and fees of $43,000 in connection with the modification.

     On November 16, 1995, the Partnership obtained a new first mortgage
     encumbering the Northbank Complex in the amount of $2,443,000.   The
     partnership incurred closing costs and fees of $99,000 in connection with this refinancing. On January 30, 1996, the Partnership sold its Northbank Complex (see Note 10).

     Amortization of deferred financing costs totaled $100,000, $71,000 and $104,000 for 1995, 1994 and 1993, respectively.

6.   DISPOSITION OF RENTAL PROPERTIES

     On April 12, 1995, an affiliate of the Partnership's joint venture partner in Plumtree Apartments acquired, pursuant to a right of first refusal, Plumtree Apartments for $12,500,000. After repayment of existing loans of $4,595,000, a prepayment premium of $42,000 and closing expenses of $113,000, net proceeds received by the joint venture were $7,750,000. The Partnership retained $6,229,000 of the $7,750,000 proceeds in accordance with the joint venture agreement. For financial statement purposes, the sale resulted in a gain of $7,866,000.

     On December 29, 1995, the Partnership's Farmer's Lane Plaza property was sold to an unaffiliated third party for $8,750,000. After satisfaction of the existing first and second notes payable totaling $4,444,000, a prepayment premium of $36,000 and closing expenses of $275,000, the Partnership received approximately $3,995,000 of net proceeds. For financial statement purposes, the sale resulted in a gain of $3,618,000.



                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6.   DISPOSITION OF RENTAL PROPERTIES (Continued)

     In connection with the sale of properties and the repayment of the related outstanding debt, the Partnership recognized an extraordinary loss on extinguishment of debt of $720,000, consisting of th write-off of unamortized discounts, deferred loan costs and prepayment premiums.

7.   MINIMUM FUTURE RENTAL REVENUES

     Minimum future rental revenues from operating leases having non-cancelable lease terms in excess of one year are as follows:

          1996                                          $  683,000
          1997                                             638,000
          1998                                             466,000
          1999                                             435,000
          2000                                             330,000
          Thereafter                                     1,345,000
                                                        ----------
          Total                                         $3,897,000
                                                        ==========

     Subsequent to the balance sheet date, the Partnership sold its Northbank Complex (see Note 10). The minimum future rental revenues from Northbank Complex have been excluded.

     Amortization of deferred leasing commissions and deferred lease buyout fees totaled $84,000, $77,000 and $76,000 for 1995, 1994 and 1993,
     respectively.

8.   RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

     The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the consolidated financial statements are as follows:

                                           1995         1994       1993
                                        ----------- -----------  -----------
     Net income (loss) -- financial
        statements                      $ 9,192,000 $  (903,000) $(1,395,000)
     Differences resulted from:

       Depreciation                        (935,000)   (973,000)    (900,000)
       Gain on property dispositions
          -- net                          3,510,000          --           --
       Unearned revenue                      (4,000)    (16,000)      (9,000)

       Amortization of notes payable
          discount                          347,000     393,000      670,000
       Minority interest                 (1,873,000)    (18,000)     (14,000)
       Other                                (80,000)     82,000       64,000
                                        ----------- -----------  -----------
     Net income (loss) -- income
          tax method                    $10,157,000 $(1,435,000) $(1,584,000)
                                         =========== ===========  ===========



                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8.   RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING (Continued)

     Taxable income (loss) per limited
        partnership unit after giving
        effect to the allocation
        to the general partners            $       118 $       (16) $       (17)
                                           =========== ===========  ===========
     Partners' equity -- financial
            statements                     $15,708,000 $12,943,000  $13,846,000
     Differences resulted from:
        Sales commissions and
          organization expenses             10,322,000  10,322,000   10,322,000
        Depreciation                       (16,714,000 (19,218,000) (18,245,000)
        Payments credited to rental
          properties                           332,000     464,000      464,000
        Unearned revenue                        (2,000)     2,000        18,000
        Amortization of notes
          payable discount                   7,224,000   8,662,000    8,269,000
        Minority interest                           --    (187,000)    (169,000)
        Other                                   43,000     195,000      113,000
                                           ----------- -----------  -----------
     Partners' equity -- income
            tax method                     $16,913,000 $13,183,000  $14,618,000
                                           =========== ===========  ===========

9. BASIS OF PRESENTATION AND OPERATING STRATEGY FOR THE YEAR ENDED DECEMBER 31, 1993

     The accompanying consolidated financial statements for the year ended December 31, 1993 have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Partnership holds investments in and operates properties in real estate markets that are or were experiencing unfavorable economic conditions. Each of the Partnership's properties competes in an area which normally contains numerous other real properties which may be considered competitive. Markets in many areas remain depressed due in part to overbuilding, which continues to depress commercial, office and residential rental rates. In addition, the availability of favorable financing rates, as well as affordable prices for the purchase of single family homes has created increased competition for the declining tenant base and has inhibited rate growth at certain of the apartment properties. The level of sales of existing properties has been affected by the limited availability of financing and buyers in real estate markets. Balloon payments of $14,200,000 on Lakeside Place Apartments and $2,800,000 on Phoenix Business Park were due in May 1994. The consolidated financial statements do not include any adjustments that might have resulted from the ultimate outcome of these uncertainties.

     The Partnership refinanced the mortgage encumbering Lakeside Place Apartments and obtained a modification of the Phoenix Business Park debt during 1994 (see Note 5).



                         CENTURY PROPERTIES FUND XV
                          (A Limited Partnership)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10.  SUBSEQUENT EVENTS

     On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property management services to the Partnership's residential properties, asset management services to the Partnership, maintain its books and records and oversee its operations.

     On February 1, 1996, the Partnership's Northbank Complex property was sold to an unaffiliated third party for $4,605,000. After satisfaction of the notes payable and closing costs, the Partnership received net proceeds of approximately $1,900,000. For financial reporting purposes, the Partnership will record a gain on sale of approximately $850,000 during the first quarter of 1996.


                          CENTURY PROPERTIES FUND XV
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION         SCHEDULE III
                               DECEMBER 31, 1995

Column A             Column B                   Column C                   Column D                       Column E
--------             --------                   --------                   --------                       --------
                                                                       Cost capitalized                  Gross amount
                                              Initial cost               subsequent to                    carried at
                                             to Partnership               acquisition                  close of period (1)
                                        --------------------------  -----------------------    ------------------------------------
                                                    Buildings and                  Carrying            Buildings and
Description        Encumbrances (4)       Land       Improvements   Improvements    Costs      Land     Improvements    Total (2)
-----------        ----------------       ----      -------------   ------------   --------    ----    -------------    ---------
                                                                           (Amounts in thousands)
                                                                           ----------------------

PARTNERSHIP:

Preston Creek
 Apartments
  Dallas, Texas         $ 2,917         $ 2,118         $ 5,793         $1,166        $ (39)    $2,107       $ 6,931       $ 9,038

Northbank Complex
 Eugene, Oregon           2,443             897           4,605            440         (251)       861         4,830         5,691

Phoenix Business
 Park
  Atlanta, Georgia        2,672             746           5,176          1,938           --        746         7,114         7,860

SUBSIDIARIES:
Lakeside Place
 Apartments
  Houston, Texas         14,738           3,659          21,481          4,369           --      3,659        25,850        29,509

Summerhill
 Apartments
 Dallas, Texas            3,061           1,003           6,069            817          (42)       999         6,848         7,847
                   ----------------    --------      -------------   ------------   --------  --------    -------------    ---------

TOTAL                   $25,831          $8,423         $43,124         $8,730        $(332)    $8,372       $51,573       $59,945
                   ================    ========      =============   ============   ========  ========    =============    =========


Column A                                   Column F    Column G       Column H           Column I
--------                                ------------  ------------    --------         -------------
                                                                                           Life
                                                                                         on which
                                                                                       depreciation
                                                                                        is computed
                                         Accumulated                                     in latest
                                       Depreciation    Date of         Date            statement of
Description                                (3)       Construction    Acquired           operations
-----------                            ------------  ------------    --------         -------------
                                                              (Amounts in thousands)
                                                              ----------------------

PARTNERSHIP:

Preston Creek
 Apartments
  Dallas, Texas                            $ 3,208        10/79         8/81           6-27.5 Yrs.

Northbank Complex
 Eugene, Oregon                              2,205         8/79        12/81             6-39 Yrs.

Phoenix Business
 Park
  Atlanta, Georgia                           2,891         6/80         5/82             6-39 Yrs.

SUBSIDIARIES:
Lakeside Place
 Apartments                                                  10/76
  Houston, Texas                            12,835        10/78 (5)    12/80           6-27.5 Yrs.

Summerhill
 Apartments
 Dallas, Texas                               3,351         9/79         8/81           6-27.5 Yrs.
                                        ------------
TOTAL                                      $24,490
                                        ============

                            See accompanying notes.


                                                                    SCHEDULE III
                          CENTURY PROPERTIES FUND XV
                            (A Limited Partnership)
                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

NOTES:

(1) The aggregate cost for Federal income tax purposes is $68,411,000.

(2) Balance, January 1, 1993                             $72,174,000
    Improvements capitalized subsequent to acquisition     1,658,000
                                                         -----------
    Balance, December 31, 1993                            73,832,000
    Improvements capitalized subsequent to acquisition       905,000
                                                         -----------
    Balance, December 31, 1994                            74,737,000
    Improvements capitalized subsequent to acquisition     1,457,000
    Cost of rental properties sold                       (16,249,000)
                                                         -----------
    Balance December 31, 1995                            $59,945,000
                                                         ===========

(3) Balance, January 1, 1993                             $24,417,000
    Additions charged to expense                           2,324,000
                                                         -----------
    Balance, December 31, 1993                            26,741,000
    Additions charged to expense                           2,371,000
                                                         -----------
    Balance, December 31, 1994                            29,112,000
    Additions charged to expense                           2,250,000
    Accumulated depreciation of rental properties sold    (6,872,000)
                                                         -----------
    Balance, December 31, 1995                           $24,490,000
                                                         ===========
(4) Encumbrances shown are net of discounts totaling
    $894,000.

(5) Construction completed in two phases.

                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1995

                                     INDEX

                                                                                                                           Page
                                                                                                                           ----
Independent Auditors' Reports............................................................................................  F - 2
Consolidated Financial Statements:
     Balance Sheets at December 31, 1995 and 1994........................................................................  F - 4
     Statements of Operations for the Years Ended December 31, 1995, 1994 and 1993.......................................  F - 5
     Statements of Partners' Equity for the Years Ended
        December 31, 1995, 1994 and 1993.................................................................................  F - 6
     Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993.......................................  F - 7
     Notes to Consolidated Financial Statements..........................................................................  F - 8
Financial Statement Schedule:
     Schedule III     -    Real Estate and Accumulated Depreciation at December 31, 1995.................................  F - 14

Financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in this Report.




To the Partners
Century Properties Fund XVI
Greenville, South Carolina


                          Independent Auditors' Report


We have audited the accompanying consolidated balance sheets of Century Properties Fund XVI (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Properties Fund XVI as of December 31, 1995 and 1994, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                    Imowitz Koenig & Co., LLP

                                                    Certified Public Accountants


New York, N.Y.
January 22, 1996




INDEPENDENT AUDITORS' REPORT


Century Properties Fund XVI:

We have audited the accompanying statements of operations, partners' equity and cash flows of Century Properties Fund XVI (a limited partnership) (the "Partnership") for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



San Francisco, California
March 18, 1994



                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                                    DECEMBER 31,
                                                             -----------------------
                                                             1995               1994
                                                             ----               ----
ASSETS

Cash and cash equivalents                              $    846,000       $     932,000
Other assets                                                227,000             189,000

Real Estate:
    Real estate                                          14,497,000          14,439,000
    Accumulated depreciation                             (6,414,000)         (5,958,000)
                                                       ------------       -------------

Real estate, net                                          8,083,000           8,481,000

Deferred financing costs, net                               315,000             181,000
                                                       ------------       -------------
        Total assets                                   $  9,471,000       $   9,783,000
                                                       ============       =============

LIABILITIES AND PARTNERS' EQUITY

Notes payable                                          $  7,550,000       $   7,000,000
Accrued expenses and other liabilities
  (including $38,000 to a related party in 1995)            203,000             370,000
                                                       ------------       -------------

        Total liabilities                                 7,753,000           7,370,000
                                                       ------------       -------------
Partners' Equity (Deficit):

 General partners                                        (3,786,000)         (3,738,000)
 Limited partners (130,000 units outstanding at
  December 31, 1995 and 1994)                             5,504,000           6,151,000
                                                       ------------       -------------

        Total partner's equity                            1,718,000           2,413,000
                                                       ------------       -------------

        Total liabilities and partners' equity         $  9,471,000       $   9,783,000
                                                       ============       =============

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 YEARS ENDED DECEMBER 31,
                                      --------------------------------------
                                       1995           1994              1993
                                      ------         ------            ------
Revenues:
   Rental                          $2,636,000    $   2,511,000    $  2,369,000
   Interest and other income           42,000           36,000          67,000
                                   ----------    -------------    ------------
   Total revenues                   2,678,000        2,547,000       2,436,000
                                   ----------    -------------    ------------

Expenses (including $369,000
  and $250,000 paid to the
  general partners and
  affiliates in 1995 and 1994):
   Operating                        1,646,000        1,808,000       1,466,000
   Interest                           795,000          734,000         730,000
   Depreciation                       456,000          459,000         459,000
   General and administrative         256,000          301,000         206,000
                                   ----------    -------------    ------------
   Total expenses                   3,153,000        3,302,000       2,861,000
                                   ----------    -------------    ------------
Loss before extraordinary item       (475,000)        (755,000)       (425,000)

Extraordinary item:
   Loss on extinguishment of debt    (220,000)               -               -
                                   ----------    -------------    ------------
Net loss                           $ (695,000)   $    (755,000)   $   (425,000)
                                   ==========    =============    ============
Net loss per limited partnership
  assignee unit:
   Loss before extraordinary item  $    (3.40)   $       (5.41)   $      (3.05)

   Extraordinary item                   (1.58)               -               -
                                   ----------    -------------    ------------
   Net loss                        $    (4.98)   $       (5.41)   $      (3.05)
                                   ==========    =============    ============

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                     General        Limited          Total
                                    partners'      partners'       partners'
                                   (deficit)        equity          equity
                                   ---------        ------          ------
Balance - January 1, 1993        $ (3,657,000)   $  7,250,000   $   3,593,000

   Net loss                           (29,000)       (396,000)       (425,000)
                                 ------------    ------------   --------------

Balance - December 31, 1993        (3,686,000)      6,854,000       3,168,000

   Net loss                           (52,000)       (703,000)       (755,000)
                                 ------------    ------------   --------------

Balance - December 31, 1994        (3,738,000)      6,151,000        2,413,000

   Net loss                           (48,000)       (647,000)        (695,000)
                                 ------------    ------------   --------------

Balance - December 31, 1995      $ (3,786,000)   $  5,504,000   $    1,718,000
                                 ============    ============   ==============

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    YEARS ENDED DECEMBER 31,

                                                           1995                 1994                 1993
                                                           ----                 ----                 ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)                                             $ (695,000)          $  (755,000)       $   (425,000)
Adjustments to reconcile net (loss)
  to net cash (used in) provided by
  operating activities:
     Depreciation and amortization                        529,000               531,000             531,000
     Extraordinary item - extinguishment
       of debt                                            220,000                   -                   -
     Changes in operating assets and liabilities:
     Other assets                                         (38,000)             (166,000)              3,000
     Accrued expenses and other liabilities              (292,000)               32,000              (6,000)
                                                       -----------          -----------        ------------
Net cash (used in) provided by operating activities      (276,000)             (358,000)            103,000
                                                       -----------          -----------        ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from cash investments                                  -               692,000             990,000
Purchase of cash investments                                    -                     -            (692,000)
Additions to real estate                                   (58,000)             (64,000)           (245,000)
                                                       -----------          -----------        ------------
Net cash (used in) provided by investing activities        (58,000)             628,000              53,000
                                                       -----------          -----------        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Notes payable proceeds                                   7,550,000                    -                   -
Satisfaction of notes payable                           (7,000,000)                   -                   -
Deferred financing costs paid                             (190,000)                   -                   -
Costs paid to extinguish debt                             (112,000)                   -                   -
                                                       -----------          -----------        ------------
Net cash provided by financing activities                  248,000                    -                   -
                                                       -----------          -----------        ------------
(Decrease) Increase in Cash and Cash Equivalents           (86,000)             270,000             156,000

Cash and Cash Equivalents at Beginning of Year             932,000              662,000             506,000
                                                       -----------          -----------        ------------
Cash and Cash Equivalents at End of Year               $   846,000          $   932,000         $   662,000
                                                       ===========          ===========        ============
Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash during the year                 $ 748,000          $   634,000        $    630,000
                                                         =========          ===========        ============
Refinancing of notes payable (see Note 4)

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization

       Century Properties Fund XVI (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment, and ultimately sell income-producing real estate. The Partnership currently owns two residential apartment complexes located in Texas and Florida. The general partners are Fox Realty Investors ("FRI"), a California general partnership, and Fox Capital Management Corporation ("FCMC"), a California corporation. The capital contributions of $65,000,000 ($500 per unit) were made by the limited partners, including 200 Limited Partnership Units purchased by FCMC.

       On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners of FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

       In October 1994 DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 36% of the total limited partnership units of the Partnership (see Note 6).

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia
       Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 6).

       Consolidation


       The 1995 consolidated financial statements include the accounts of the Partnership and its wholly-owned subsidiaries formed in December 1995. All significant intercompany transactions and balances have been eliminated.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt approximates its carrying balance, since the debt was refinanced in 1995.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.


       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in money market accounts and repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 27.5 to 30 years for buildings and improvements and from six to seven years for furnishings.

       Deferred Financing Costs

       Deferred financing costs are amortized as interest expense over the lives of the related loans, or expensed, if financing is not obtained. At December 31, 1994, accumulated amortization of deferred financing costs totaled $180,000. There was no accumulated amortization at December 31, 1995.

       Net (Loss) Per Limited Partnership Unit

       The net (loss) per limited partnership unit is computed by dividing net
       (loss) allocated to the limited partners by 130,000 units outstanding.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2.     TRANSACTIONS WITH THE GENERAL PARTNERS AND AFFILIATES

       In accordance with the partnership agreement, the Partnership may be charged by the general partners and affiliates for services provided to the Partnership. From March 1988 to December 1992 such rights were assigned pursuant to a services agreement by the general partners and affiliates to Metric Realty Services, L.P., ("MRS") which performed partnership management and other services for the Partnership.

       On January 1, 1993, Metric Management, Inc., ("MMI"), successor to MRS, a company which is not affiliated with the general partners, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement, effective January 1, 1993, no reimbursements were made to the general partners and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI.
       On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, NPI Equity began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services (See notes 1 and 6). Related party fees and expenses for the years ended
       December 31, 1995, 1994 and 1993 were as follows:

                                                               1995              1994              1993
                                                               ----              ----              ----
       Financing fees                                       $  38,000           $      -        $        -
       Property management fees                               132,000            103,000                 -
       Reimbursement of expenses:
          Partnership accounting and investor services        144,000            129,000                 -
          Professional services                                     -             18,000                 -
                                                            ---------           --------        ----------

       Total                                                $ 314,000           $250,000        $        -
                                                            =========           ========        ==========


       Property management fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. Financing fees have been capitalized and are being amortized over the life of the loans. Approximately $93,000 of insurance premiums, which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.

       In accordance with the partnership agreement, the general partners received a partnership management incentive allocation equal to five percent of net and taxable loss. The general partners were also allocated their two percent continuing interest in the Partnership's net and taxable loss after the preceding allocation. Upon sale of all properties and termination of the Partnership, the general partners may be required to contribute certain funds to the Partnership in accordance with the partnership agreement.



                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

3.     REAL ESTATE

       Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                           1995                    1994
                                           ----                    ----

       Land                             $  1,409,000           $   1,409,000
       Buildings and improvements         11,798,000              11,759,000
       Furnishings                         1,290,000               1,271,000
                                       -------------           -------------

       Total                              14,497,000              14,439,000
       Accumulated depreciation           (6,414,000)             (5,958,000)
                                       --------------          -------------

       Real estate, net                 $  8,083,000            $  8,481,000
                                        ============            ============

       The real estate is pledged to collateralize the non-recourse mortgages set forth in Note 4.

4.     NOTES PAYABLE

       On December 29, 1995, the Partnership refinanced its existing indebtedness on its Woods of Inverness ("Woods") and The Landings Apartments ("Landings") properties. The existing loans aggregating $7,000,000, maturing in June 1997, were refinanced with two new loans aggregating $7,550,000 with interest at 7.88 percent per annum, monthly payments of approximately $55,000 and maturing in January 2006, with balloon payments of approximately $6,737,000. The loans may not be prepaid without penalty. In connection with the refinancings, the Partnership was required to transfer the assets and liabilities of Woods and Landings to Woods of Inverness CPF 16, L.P. and Landings CPF 16, L.P., respectively, both newly formed, wholly-owned subsidiaries. In connection with the refinancings, the Partnership incurred financings costs and fees of $315,000, of which $190,000 was paid in 1995. The Partnership recognized an extraordinary loss of $220,000 on the refinancings which consists of prepayment premiums, loan termination fees and the write-off of deferred financing costs.

       Principal payments at December 31, 1995 are required as follows:

                           1996              $       51,000
                           1997                      60,000
                           1998                      65,000

                           1999                      71,000
                           2000                      77,000
                           Thereafter             7,226,000
                                               ------------
                                               $  7,550,000
                                               ============


                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993



5.     RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

       The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the financial statements are as follows:


                                                                1995                 1994                  1993
                                                                ----                 ----                  ----
       Net (loss) - financial statements                      $  (695,000)        $   (755,000)         $   (425,000)
       Differences resulted from:
          Depreciation                                            (32,000)             (37,000)              (38,000)
          Interest expense                                              -                1,000                 8,000
                                                              -----------         ------------          ------------

       Net loss - income tax method                           $  (727,000)        $   (791,000)         $   (455,000)
                                                              ============        =============         ============

       Taxable loss per limited partnership unit
         after giving effect to the allocation to the
         general partners                                     $        (5)        $         (6)         $        ( 3)
                                                              ============        =============         ============

       Partners' equity - financial statements                $ 1,718,000          $ 2,413,000           $ 3,168,000
       Differences resulted from:
          Depreciation                                         (6,194,000)          (6,162,000)           (6,125,000)
          Sales commissions and organization expenses           8,275,000            8,275,000             8,275,000
          Interest expense                                      1,183,000            1,183,000             1,182,000
          Other                                                  (391,000)            (391,000)             (391,000)
                                                              ------------        ------------           -----------

       Partners' equity - income tax method                   $ 4,591,000         $  5,318,000           $ 6,109,000
                                                              ===========         ============           ===========

6.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing

       General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.


                                                                   SCHEDULE III

                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995


     COLUMN            COLUMN  COLUMN           COLUMN                 COLUMN             COLUMN    COLUMN     COLUMN     COLUMN
        A                 B       C                D                      E                  F         G          H          I

                                             Cost Capitalized      Gross Amount at
                             Initial Cost       Subsequent       Which Carried at Close
                            to Partnership     to Acquisition         of Period(1)
                            --------------     --------------  -----------------------------
                                                                                                                            Life
                                                                                                                          on which
                                                                                                                          Deprecia-
                                                                                             Accumu-   Year                tion is
                                     Buildings                           Buildings           lated      of       Date     computed
                                       and                                  and             Deprecia-  Con-       of      in latest
                     Encum-          Improve-  Improve-  Carrying         Improve-  Total     tion    struc-    Acqui-  statement of
Description         brances   Land    ments     ments     Costs    Land    ments     (2)       (3)     tion     sition   operations
-----------         -------   ----    -----     -----     -----    ----    -----     ---       ---     ----     ------   ----------
                                                           (Amounts in thousands)
The Landings
   Apartments
   Tampa, Florida   $2,300    $ 504  $ 4,702   $  472    $    -    $ 504  $ 5,174   $ 5,678  $2,530   6/79      6/82    6 - 30 Yrs.

Woods of Inverness
   Apartments
   Houston, Texas    5,250    1,292   10,305      698    (3,476)     905    7,914     8,819   3,884   7/81      7/82    6 - 30 Yrs.
                    ------   ------  -------   ------   -------   ------  -------   -------  ------
TOTAL               $7,550   $1,796  $15,007   $1,170   $(3,476)  $1,409  $13,088   $14,497  $6,414
                    ======   ======  =======   ======   =======   ======  =======   =======  ======

                            See accompanying notes.

                                                                    SCHEDULE III

                          CENTURY PROPERTIES FUND XVI
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

NOTES:

(1)     The aggregate cost for Federal income tax purposes is $15,306,000.


(2)     Balance, January 1, 1993                                             $  14,130,000
        Improvements capitalized subsequent to acquisition                         245,000
                                                                              ------------
        Balance, December 31, 1993                                              14,375,000
        Improvements capitalized subsequent to acquisition                          64,000
                                                                              ------------
        Balance, December 31, 1994                                              14,439,000

        Improvements capitalized subsequent to acquisition                          58,000
                                                                              ------------
        Balance, December 31, 1995                                            $ 14,497,000
                                                                              ============

(3)     Balance, January 1, 1993                                              $  5,040,000
        Additions charged to expense                                               459,000
                                                                              ------------
        Balance, December 31, 1993                                               5,499,000
        Additions charged to expense                                               459,000
                                                                              ------------
        Balance, December 31, 1994                                               5,958,000
        Additions charged to expense                                               456,000
                                                                              ------------
        Balance, December 31, 1995                                            $  6,414,000
                                                                              ============

                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                     INDEX
                                                                          Page

Independent Auditors' Reports............................................ F - 2
Consolidated Financial Statements:
     Balance Sheets at December 31, 1995 and 1994........................ F - 4
     Statements of Operations for the Years Ended December 31, 1995,
       1994 and 1993..................................................... F - 5
     Statements of Partners' Equity for the Years Ended
       December 31, 1995, 1994 and 1993.................................. F - 6
     Statements of Cash Flows for the Years Ended December 31, 1995,
       1994 and 1993..................................................... F - 7
     Notes to Consolidated Financial Statements.......................... F - 8
Financial Statement Schedule:
     Schedule III     -    Real Estate and Accumulated Depreciation at
       December 31, 1995................................................. F -16

Consolidated financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the consolidated financial statements.



To the Partners
Century Properties Fund XVII
Greenville, South Carolina


                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Century Properties Fund XVII, (a limited partnership) (the "Partnership") and its wholly owned subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to
Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Properties Fund XVII and its subsidiaries as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                 Imowitz Koenig & Co., LLP

                                                 Certified Public Accountants

New York, N.Y.
January 26, 1996


INDEPENDENT AUDITORS' REPORT


Century Properties Fund XVII:

We have audited the accompanying consolidated statements of operations, partners' equity and cash flows of Century Properties Fund XVII (a limited partnership) (the "Partnership") and its wholly-owned subsidiaries for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership and its wholly-owned subsidiaries for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



San Francisco, California
March 18, 1994


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                    DECEMBER 31,
                                          ------------------------------
                                                1995             1994
                                          ------------      ------------
ASSETS

Cash and cash equivalents                 $  2,623,000      $  1,149,000
Reserve for capital improvements               836,000         1,596,000
Other assets                                   928,000         1,164,000

Real Estate:

   Real Estate                              65,648,000        64,917,000
   Accumulated depreciation                (26,013,000)      (23,970,000)
   Allowance for impairment of value        (1,430,000)       (1,430,000)
                                          ------------      ------------
Real estate, net                            38,205,000        39,517,000

Deferred financing costs, net                  483,000           615,000
                                          ------------      ------------
   Total assets                           $ 43,075,000      $ 44,041,000
                                          ============      ============
LIABILITIES AND PARTNERS' EQUITY

Accrued expenses and other liabilities    $    678,000      $  1,036,000
Notes payable                               35,537,000        35,800,000
                                          ------------      ------------
   Total liabilities                        36,215,000        36,836,000
                                          ------------      ------------
Partners' Equity (Deficit):

   General partners                         (6,922,000)       (6,881,000)
   Limited partners (75,000 units
     outstanding at December 31,
     1995 and 1994)                         13,782,000        14,086,000
                                          ------------      ------------
     Total partners' equity                  6,860,000         7,205,000
                                          ------------      ------------
     Total liabilities and partners'
       equity                             $ 43,075,000      $ 44,041,000
                                          ============      ============

                See notes to consolidated financial statements.


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1995         1994           1993
                                        -----------   -----------   -----------
Revenues:
      Rental                            $11,874,000   $11,230,000   $12,651,000
      Interest income                       134,000       125,000       113,000
      Gain on property disposition                -             -       145,000
                                        -----------   -----------   -----------
      Total revenues                     12,008,000    11,355,000    12,909,000
                                        -----------   -----------   -----------
Expenses (including $1,180,000 and
  $655,000 paid to the general
  partners and affiliates in
  1995 and 1994):
      Operating                           6,672,000     6,150,000     6,691,000
      Interest                            3,524,000     3,283,000     4,778,000
      Depreciation                        2,043,000     1,972,000     1,977,000
      General and administrative            243,000       387,000       478,000
      Provision for impairment of value           -             -     1,430,000
                                        -----------   -----------   -----------
      Total expenses                     12,482,000    11,792,000    15,354,000
                                        -----------   -----------   -----------
Loss before extraordinary item             (474,000)     (437,000)   (2,445,000)

Extraordinary item:
      Gain on extinguishment of debt        129,000             -     3,813,000
                                        -----------   -----------   -----------
Net (loss) income                       $  (345,000)  $  (437,000)  $ 1,368,000
                                        ===========   ===========   ===========
Net (loss) income per limited
  partnership unit:

      Loss before extraordinary item      $   (5.57)  $     (5.13)  $    (28.76)

      Extraordinary item                       1.52             -         44.85
                                        -----------   -----------   -----------
      Net (loss) income                   $   (4.05)  $     (5.13)  $     16.09
                                        ===========   ===========   ===========

                See notes to consolidated financial statements.


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                    General         Limited            Total
                                   partners'        partners'        partners'
                                   (deficit)         equity           equity
                                  -----------      -----------     -----------
Balance - January 1, 1993         $(6,990,000      $13,264,000     $ 6,274,000
  Loss before extraordinary item     (288,000)      (2,157,000)     (2,445,000)

  Extraordinary item - Gain on
    extinguishment of debt            449,000        3,364,000       3,813,000
                                  -----------      -----------     -----------
Balance - December 31, 1993        (6,829,000)      14,471,000       7,642,000

  Net loss                            (52,000)        (385,000)       (437,000)
                                  -----------      -----------     -----------
Balance - December 31, 1994        (6,881,000)      14,086,000       7,205,000

  Loss before extraordinary item      (56,000)        (418,000)       (474,000)

  Extraordinary item - Gain on
    extinguishment of debt             15,000          114,000         129,000
                                  -----------      -----------     -----------
Balance - December 31, 1995       $(6,922,000)     $13,782,000     $ 6,860,000
                                  ===========      ===========     ===========

                See notes to consolidated financial statements.



                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  YEARS ENDED DECEMBER 31,
                                         --------------------------------------
                                              1995         1994         1993
                                         -----------  -----------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                        $  (345,000) $  (437,000) $  1,368,000
Adjustments to reconcile net (loss)
  income to net cash provided by
  operating activities:
    Depreciation and amortization          3,299,000    2,924,000     3,138,000
    Provision for impairment of value              -            -     1,430,000
    Gain on extinguishment of debt          (129,000)           -    (3,813,000)
    Gain on property disposition                   -            -      (145,000)
    Financing costs paid                           -            -      (499,000)
    Changes in operating assets and
      liabilities:
      Other assets                           236,000     (328,000)     (236,000)
      Accrued expenses and other
        liabilites                          (358,000)       1,000       254,000
                                         -----------  -----------  ------------
Net cash provided by operating
  activities                               2,703,000    2,160,000     1,497,000
                                         -----------  -----------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Property sales expenses paid                       -            -      (225,000)
Proceeds from disposition of real estate           -            -     4,800,000
Additions to real estate                    (692,000)  (2,238,000)   (1,191,000)
Reserve for capital improvements             760,000       73,000    (1,669,000)
                                         -----------  -----------  ------------
Net cash provided by (used in) investing
  activities                                  68,000   (2,165,000)    1,715,000
                                         -----------  -----------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Satisfaction of note payable                (910,000)           -             -
Notes payable proceeds                             -            -    11,615,000
Notes payable principal payments            (387,000)    (357,000)  (14,421,000)
                                         -----------  -----------  ------------
Net cash (used in) financing activities   (1,297,000)    (357,000)   (2,806,000)
                                         -----------  -----------  ------------
Increase (Decrease) in Cash and Cash
  Equivalents                              1,474,000     (362,000)      406,000

Cash and Cash Equivalents at Beginning
  of Year                                  1,149,000    1,511,000     1,105,000
                                         -----------  -----------  ------------
Cash and Cash Equivalents at End of Year $ 2,623,000  $ 1,149,000  $  1,511,000
                                         ===========  ===========  ============
Supplemental Disclosure of Cash Flow

  Information:
    Interest paid in cash during the
    year                                 $ 2,268,000  $ 2,330,000  $  3,161,000
                                         ===========  ===========  ============
Supplemental Disclosure of Non-Cash
  Investing and Financing Activities:
    Additions to real estate funded by
    notes payable                        $    39,000  $         -  $          -
                                         ===========  ===========  ============
Gain on extinguishment of debt in 1995
  and 1993 - See Notes 5 and 7.
Disposition of rental properties in
  1993 - See Note 7.
Amortization of deferred debt discount -
  See Note 5.

                See notes to consolidated financial statements.



                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization

       Century Properties Fund XVII (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment, and ultimately sell income-producing real estate. The Partnership currently owns five residential apartment complexes of which three are located in Colorado, and one each in Florida and Texas. The general partner of the Partnership is Fox Partners, a California general partnership. The general partners of Fox Partners are Fox Capital Management Corporation ("FCMC"), a California corporation, Fox Realty Investors ("FRI"), a California general partnership, and Fox Partners 82, a California general partnership. The capital contributions of $75,000,000 ($1,000 per unit) were made by the limited partners, including 100 Limited Partnership Units purchased by FCMC.

       On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the Managing General Partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

       In October 1994, DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 34% of total limited partnership units of the Partnership (see Note 9).

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia
       Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 9).


                             CENTURY PROPERTIES FUND XVII
                               (A Limited Partnership)

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Consolidation

       The consolidated financial statements include the statements of the Partnership and its wholly-owned subsidiaries formed in 1991. All significant intercompany transactions and balances have been eliminated.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.


                             CENTURY PROPERTIES FUND XVII
                               (A Limited Partnership)

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, substantially all of the Partnership's cash was invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives currently ranging from 27.5 to 30 years for buildings and improvements and six to seven years for furnishings.

       Deferred Financing Costs

       Financing costs are deferred and amortized, as interest expense, over the lives of the related loans which range from three to nine years, or expensed, if financing is not obtained. As of December 31, 1995 and 1994, accumulated amortization amounted to $620,000 and $488,000, respectively.

       Net Income (Loss) Per Limited Partnership Unit

       The net income (loss) per limited partnership unit is computed by dividing net income (loss) allocated to the limited partners by 75,000 units outstanding.



                             CENTURY PROPERTIES FUND XVII
                               (A Limited Partnership)

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES

       In accordance with the Partnership Agreement, the Partnership may be charged by the general partner and affiliates for services provided to the Partnership. From March 1988 to December 1992, such amounts were assigned pursuant to a services agreement by the general partner and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.

       On January 1, 1993, Metric Management, Inc. ("MMI"), successor to MRS, a company which is not affiliated with the general partner, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement effective January 1, 1993, no reimbursements were made to the general partner and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI. On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, NPI Equity began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services (see Notes 1 and 9). Related party expenses for the years ended December 31, 1995, 1994 and 1993 were as follows:

                                                  1995        1994       1993
                                                  ----        ----       ----

Property management fees                       $ 592,000   $ 466,000  $       -
Real estate tax reduction fees                    27,000           -          -
Reimbursement of administrative expenses:
  Partnership accounting and investor services   162,000     189,000          -
                                               ---------   ---------  ---------


  Total                                        $ 781,000   $ 655,000  $       -
                                               =========   =========  =========
       Property management fees and real estate tax reduction fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. In addition, approximately $399,000 of insurance premiums, which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES (Continued)

       In accordance with the partnership agreement, the general partner received a partnership management incentive allocation equal to ten percent of net and taxable income (loss) before gains on property dispositions. The general partner is also allocated its two percent continuing interest in the Partnership's net and taxable income (loss) after the preceding allocation. The general partner is also allocated gain on property dispositions to the extent it is entitled to receive distributions and then twelve percent of any remaining gain.

3.     RESERVE FOR CAPITAL IMPROVEMENTS

       As of December 31, 1995 and 1994, the reserve for capital improvements represents amounts held by lenders on Creekside, The Lodge, Coopers Pond and Cherry Creek Gardens to be used for capital improvements and repairs to the properties (see Note 5). These funds will be released to the Partnership as improvements and repairs are completed.

4.     REAL ESTATE

       Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                                  1995             1994
                                               ----------         -------

       Land                                  $  7,237,000      $  7,237,000
       Buildings and improvements              52,679,000        52,349,000
       Furnishings                              5,732,000         5,331,000
                                             ------------      ------------
       Total                                   65,648,000        64,917,000
       Accumulated depreciation               (26,013,000)      (23,970,000)
       Allowance for impairment of value       (1,430,000)       (1,430,000)
                                             ------------      ------------

       Real Estate, Net                      $ 38,205,000      $ 39,517,000
                                             ============      ============

5.     NOTES PAYABLE

       Individual rental properties are pledged as collateral for the related notes payable. Interest rates on the notes currently range from 7.875 percent to 8.63 percent, not including one of the notes which has been discounted to yield interest at an annual rate of 10.25 percent. Amortization of discounted amounts was $1,124,000, $794,000 and $1,009,000 for 1995, 1994 and 1993, respectively.


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     NOTES PAYABLE (Continued)

       Principal payments at December 31, 1995, are required as follows:

                  1996                        $   391,000
                  1997                            423,000
                  1998                            458,000
                  1999                         11,199,000
                  2000                         24,780,000
                  Thereafter                    4,134,000
                  Unamortized discount         (5,848,000)
                                             ------------
                  Total                       $35,537,000
                                             ============

       Amortization of deferred financing costs totaled $132,000, $158,000 and $143,000 for 1995, 1994 and 1993, respectively.

       On August 3, 1995, the Partnership paid $910,000 to satisfy in full the $1,039,000 second mortgage encumbering The Village in the Woods Apartments at a discount. The debt forgiveness of $129,000 was recognized as an extraordinary item in 1995.

       In connection with the October 1993, debt modification agreements with the three lenders of the Cooper's Pond Apartments notes payable, the Partnership negotiated a discounted payoff of $250,000 on the $526,000 second loan on Phase I which was due in July 1995. The debt forgiveness of $276,000 was recognized as an extraordinary item in 1993.

6.     ALLOWANCE FOR IMPAIRMENT OF VALUE

       The Partnership determined that, based upon current economic conditions and projected operational cash flows, the recovery of the carrying value of Cooper's Pond Apartments, located in Tampa, Florida, was not likely. Accordingly, an allowance for impairment of value of $1,430,000 was recognized in 1993 to reduce the carrying value of the property to its estimated fair value. Carrying value includes the cost of the property less accumulated depreciation and deferred financing costs. Due to the current real estate market it is reasonably possible that the Partnership's estimate of fair value will change within the next year.

7.     PROPERTY DISPOSITIONS

       In June 1993, the Partnership sold The Lakes Apartments, located in Tucson, Arizona for $2,500,000. After payment of the existing loans of $2,291,000 and expenses of the sale of approximately $70,000, proceeds to the Partnership were approximately $139,000. The proceeds which were held back in escrow, were released and received by the Partnership in June 1994. The net loss on the sale was $404,000. An allowance for impairment of $438,000 was recognized in 1992 and an adjustment to the allowance was recognized as a gain on property disposition of $34,000 in 1993.


                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

7.     PROPERTY DISPOSITIONS (Continued)

       In August 1993, the Partnership sold Treehouse Apartments, located in Tampa, Florida for $2,400,000. As part of the sale, a portion of the existing loan in the amount of $1,991,000 was repaid at the time of sale. The lender forgave the remaining principal balance of $100,000. After payment of the existing loan and expenses of sale of $142,000, proceeds to the Partnership were approximately $267,000. At the date of sale, the carrying amount of land and improvements, net of the $785,000 provision for impairment of value recognized in 1992, was $2,147,000. The gain on sale, excluding the debt forgiveness of $100,000, was $111,000 and was recognized in 1993.

       In December 1993, the Partnership allowed Inwood Grove Apartments, located in Houston, Texas, to be acquired by the lender through foreclosure. Accordingly, the Partnership was relieved of the first notes payable totaling $8,235,000, $1,749,000 of accrued and unpaid interest and $200,000 in property taxes. The gain of $3,437,000 from debt extinguishment was recognized in 1993 as an extraordinary item.

8.     RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

       The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the consolidated financial statements are as follows:

                                             1995          1994         1993
                                             ----          ----         ----
Net (loss) income - financial statements $ (345,000)  $  (437,000)  $ 1,368,000
  Differences resulted from:
  Provision for impairment of value               -             -     1,430,000
  Depreciation and amortization            (994,000)   (1,028,000)   (1,557,000)
  Amortization of discount on notes
    payable                               1,124,000       794,000     1,975,000
  Gain on property disposition                    -             -     2,622,000
  Interest forgiven                               -             -     1,678,000
  Interest capitalized for income tax
    reporting                                12,000       175,000             -
  Debt forgiven                                   -             -      (276,000)
  Other                                       2,000        21,000       (70,000)
                                         ----------    ----------   -----------

Net (loss) income - income tax method    $ (201,000)   $ (475,000)  $ 7,170,000
                                         ==========    ==========   ===========

Taxable (loss) income per Limited
  Partnership Unit after allocation
  of taxable (loss) to the general
  partner                                $    (2.36)   $    (5.59)  $     84.32
                                         ==========    ==========   ===========



                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8.     RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING (Continued)

                                          1995           1994          1993
                                       ----------     ---------       -------

Partners' equity-financial statements $ 6,860,000    $ 7,205,000    $ 7,642,000
Differences resulted from:
  Sales commissions and organization
    expenses                            9,324,000      9,324,000      9,324,000
  Depreciation                        (27,936,000)   (26,942,000)   (25,914,000)
  Provision for impairment of value     1,430,000      1,430,000      1,430,000
  Leaseback termination                (1,365,000)    (1,365,000)    (1,365,000)
  Lease payments credited to rental
    properties                          2,068,000      2,068,000      2,068,000
  Amortization of discount on notes
    payable                            10,486,000      9,362,000      8,568,000
  Construction period interest and
    taxes                                (483,000)      (483,000)      (483,000)
  Debt forgiven                          (276,000)      (276,000)      (276,000)
  Interest capitalized for income tax
    reporting                             187,000        175,000              -
  Other                                   (92,000)       (94,000)      (115,000)
                                      -----------    -----------    -----------
Partners' equity - income tax method  $   203,000    $   404,000    $   879,000
                                      ===========    ===========    ===========

9.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.



                          CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                               December 31, 1995

                                                                  SCHEDULE III

                   REAL ESTATE AND ACCUMULATED DEPRECIATION

Column A                  Column B               Column C                     Column D                        Column E
--------                  --------               --------                     --------                        --------

                                                                          Cost capitalized                  Gross amount
                                               Initial cost                 subsequent to                    carried at
                                                to company                   acquisition                 close of period (1)
                                          -----------------------    -------------------------     ------------------------------
                                                     Buildings and                  Carrying               Buildings and
Description             Encumbrances       Land      Improvements    Improvements    Costs          Land    Improvements  Total (2)
-----------             ------------       ----      ------------    ------------    -----          ----    ------------  ---------
Residential
Properties
----------
Cherry Creek Gardens
 Apartments
   Englewood, Colorado     $ 7,882         $1,320      $11,879         $ 1,278              -       $1,320      $13,157     $14,477

The Lodge Apartments
  Denver, Colorado           5,864          1,575        8,580           1,526              -        1,575       10,106      11,681

Creekside Apartments
  Denver, Colorado           5,339          1,366        7,307           1,273              -        1,366        8,580       9,946

Cooper's Pond
 Apartments
   Tampa, Florida            7,878          1,476       12,505           1,515              -        1,476       14,020      15,496

The Village in the
 Woods
   Apartments
     Cypress, Texas          8,574         2,852        20,915           1,547        (11,266)       1,500       12,548      14,048
                            ------        -------      -------        --------       --------       ------      -------     -------

TOTAL                      $35,537        $8,589       $61,186          $7,139       $(11,266)      $7,237      $58,411     $65,648
                           =======        =======      =======          ======       ========       ======      =======     =======


Column A                     Column F     Column G    Column H     Column I
--------                     --------     --------    --------     --------
                                                                     Life
                            Accumulated                            on which
                           depreciation                          depreciation
                           and provision                          is computed
                                for                                in latest
                            impairment     Date of      Date     statement of
Description                     (3)     Construction  Acquired    operations
-----------                 ----------  ------------  --------    ----------
Residential
Properties

Cherry Creek Gardens
 Apartments
   Englewood, Colorado         $ 5,943         1979        9/82    6-30 Yrs.

The Lodge Apartments
  Denver, Colorado               4,510         1974       10/82    6-30 Yrs.

Creekside Apartments
  Denver, Colorado               3,832         1974       10/82    6-30 Yrs.

Cooper's Pond
 Apartments                                  1979 &
   Tampa, Florida                7,548       1981(4)       3/83    6-30 Yrs.

The Village in the
 Woods
   Apartments
     Cypress, Texas              5,610        12/83       10/82    6-30 Yrs.
                               -------

TOTAL                          $27,443
                               =======

                            See accompanying notes.



                                                               SCHEDULE III

                         CENTURY PROPERTIES FUND XVII
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

NOTES:

(1) The aggregate cost for Federal income tax purposes is $71,953,000.


(2) Balance, January 1, 1993                                      $ 80,296,000
    Improvements capitalized subsequent to acquisition               1,191,000
    Cost of rental properties sold and foreclosed on               (18,808,000)
                                                                  ------------
    Balance, December 31, 1993                                      62,679,000
    Improvements capitalized subsequent to acquisition               2,238,000
                                                                  ------------
    Balance, December 31, 1994                                      64,917,000
    Improvements capitalized subsequent to acquisition                 731,000
                                                                  ------------
    Balance, December 31, 1995                                    $ 65,648,000
                                                                  ============

(3) Balance, January 1, 1993                                      $ 27,619,000
    Additions charged to expense                                     1,977,000
    Accumulated depreciation of rental properties sold
      and foreclosed on                                             (6,375,000)
    Provision for impairment of value                                1,430,000
    Allowance for impairment of value on property sold              (1,223,000)
                                                                  ------------
    Balance, December 31, 1993                                      23,428,000
    Additions charged to expense                                     1,972,000
                                                                  ------------
    Balance, December 31, 1994                                      25,400,000
    Additions charged to expense                                     2,043,000
                                                                  ------------
    Balance, December 31, 1995                                    $ 27,443,000
                                                                  ============
(4) Construction completed in two phases.

                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                     INDEX



                                                                                                                         Page
                                                                                                                         ----
Independent Auditors' Reports............................................................................................F - 2
Financial Statements:
     Balance Sheets at December 31, 1995 and 1994........................................................................F - 4
     Statements of Operations for the Years Ended December 31, 1995, 1994 and 1993.......................................F - 5
     Statements of Partners' Equity (Deficit) for the Years Ended
        December 31, 1995, 1994 and 1993.................................................................................F - 6
     Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993.......................................F - 7
     Notes to Financial Statements.......................................................................................F - 8
Financial Statement Schedule:
     Schedule III - Real Estate and Accumulated Depreciation at December 31, 1995........................................F - 16

Financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the financial statements.



To the Partners
Century Properties Fund XVIII
Atlanta, Georgia


                          Independent Auditors' Report


We have audited the accompanying balance sheets of Century Properties Fund XVIII (a limited partnership) (the "Partnership") as of December 31, 1995 and 1994, and the related statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to Item 14(a)(2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Century Properties Fund XVIII as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                   Imowitz Koenig & Co., LLP

                                                   Certified Public Accountants
New York, N.Y.
January 22, 1996



INDEPENDENT AUDITORS' REPORT


Century Properties Fund XVIII:

We have audited the accompanying consolidated statements of operations, partners' equity and cash flows of Century Properties Fund XVIII (a limited partnership) (the "Partnership") and its wholly-owned subsidiaries for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership and its wholly-owned subsidiaries for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



San Francisco, California
March 18, 1994



                                                 CENTURY PROPERTIES FUND XVIII
                                                    (A Limited Partnership)

                                                        BALANCE SHEETS


                                                                                                       DECEMBER 31,
                                                                                       --------------------------------------------
                                                                                               1995                   1994
                                                                                       -------------------    ---------------------

ASSETS

Cash and cash equivalents                                                             $            938,000     $            972,000
Other assets                                                                                       627,000                  415,000

Real Estate:
   Real estate                                                                                  26,477,000               26,159,000
   Accumulated depreciation                                                                     (8,412,000)              (7,760,000)
                                                                                       -------------------    ---------------------

Real Estate, net                                                                                18,065,000               18,399,000

Deferred financing costs, net                                                                      210,000                  267,000
                                                                                       -------------------    ---------------------

       Total assets                                                                   $         19,840,000    $          20,053,000
                                                                                       -------------------    ---------------------
                                                                                       -------------------    ---------------------

LIABILITIES AND PARTNERS' EQUITY

Notes payable                                                                         $         19,127,000    $         19,303,000
Accrued expenses and other liabilities                                                             420,000                 453,000
                                                                                       -------------------    ---------------------


       Total liabilities                                                                        19,547,000               19,756,000
                                                                                       -------------------    ---------------------


Partners' Equity (Deficit):

  General partner                                                                               (6,425,000)              (6,425,000)
  Limited partners (75,000 units outstanding at
     December 31, 1995 and 1994)                                                                 6,718,000                6,722,000
                                                                                       -------------------    ---------------------




        Total partners' equity                                                                     293,000                  297,000
                                                                                       -------------------    ---------------------

        Total liabilities and partners' equity                                        $         19,840,000    $          20,053,000
                                                                                       -------------------    ---------------------
                                                                                       -------------------    ---------------------




                      See notes to financial statements.



                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                           STATEMENTS OF OPERATIONS

                                                                                          YEARS ENDED DECEMBER 31,
                                                                         -----------------------------------------------------------
                                                                              1995              1994                   1993
                                                                         -------------   ------------------    ---------------------

Revenues:
     Rental                                                              $   4,457,000   $        4,437,000     $         8,877,000
     Interest and other income                                                  54,000               46,000                  46,000
     Gain on property disposition                                                -                1,246,000               1,778,000
                                                                         -------------   ------------------    ---------------------

     Total revenues                                                          4,511,000            5,729,000              10,701,000
                                                                         -------------   ------------------    ---------------------

Expenses (including $481,000, $364,000 and
  $109,000 paid to the general partner
    and affiliates in 1995, 1994 and 1993):
     Operating                                                              2,133,000             2,457,000               4,367,000
     Interest                                                               1,469,000             1,588,000               6,632,000
     Depreciation                                                             652,000               646,000               1,611,000
     General and administrative                                               261,000               306,000                 380,000
     Loss on disposition of properties                                           -                      -                 2,649,000
                                                                         -------------   ------------------    ---------------------

     Total expenses                                                         4,515,000             4,997,000              15,639,000
                                                                         -------------   ------------------    ---------------------

(Loss) income before extraordinary item                                        (4,000)              732,000              (4,938,000)

Extraordinary item:

     Gain on debt forgiveness                                                   -                      -                  6,501,000
                                                                         -------------   ------------------    ---------------------

Net (loss) income                                                         $    (4,000)   $          732,000     $         1,563,000
                                                                         -------------   ------------------    ---------------------
                                                                         -------------   ------------------    ---------------------

Net (loss) income per limited partnership unit:

    (Loss) income before extraordinary item                               $     (0.05)   $             8.77     $            (59.63)

     Extraordinary item - Gain on debt forgiveness                              -                      -                      78.09
                                                                         -------------   ------------------    ---------------------


     Net (loss) income                                                   $      (0.05)   $             8.77     $             18.46
                                                                         -------------   ------------------    ---------------------
                                                                         -------------   ------------------    ---------------------






                      See notes to financial statements.



                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                   STATEMENTS OF PARTNERS' EQUITY (DEFICIT)

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993



                                                                           General             Limited                Total
                                                                           partner             partners'             partners'
                                                                           (deficit)            equity                equity
                                                                         -------------    -----------------    ---------------------


Balance - January 1, 1993                                                 $ (6,677,000    $       4,679,000    $         (1,998,000)

    Loss before extraordinary item                                            (466,000)          (4,472,000)             (4,938,000)

     Extraordinary item                                                        644,000            5,857,000               6,501,000
                                                                         -------------    -----------------    ---------------------


Balance - December 31, 1993                                                 (6,499,000)           6,064,000                (435,000)

     Net income                                                                 74,000              658,000                 732,000
                                                                         -------------    -----------------    ---------------------


Balance - December 31, 1994                                                 (6,425,000)           6,722,000                 297,000

     Net loss                                                                    -                   (4,000)                 (4,000)
                                                                         -------------    -----------------    ---------------------

Balance, December 31, 1995                                                $ (6,425,000)    $      6,718,000    $            293,000
                                                                         -------------    -----------------    ---------------------
                                                                         -------------    -----------------    ---------------------






                      See notes to financial statements.



                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                           STATEMENTS OF CASH FLOWS


                                                                                          YEARS ENDED DECEMBER 31,
                                                                          ---------------------------------------------------------
                                                                              1995              1994                   1993
                                                                          ------------    -----------------     -------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                                                          $   (4,000)    $         732,000     $         1,563,000
Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
   Depreciation and amortization                                              709,000               724,000               2,420,000
   Gain on property disposition                                                  -               (1,246,000)             (1,778,000)
   Loss on disposition of properties                                             -                     -                  2,649,000
   Extraordinary item - gain on debt forgiveness                                 -                     -                 (6,501,000)
   Deferred financing costs paid                                                 -                     -                   (510,000)
   Deferred financing cost refunded                                              -                     -                     85,000
   Costs expensed on attempted property refinancing                              -                     -                     22,000
   Deferred interest added to note principal                                   81,000                  -                       -
   Changes in operating assets and liabilities:
     Other assets                                                            (212,000)              220,000                (137,000)
     Accrued expenses and other liabilities                                   (33,000)             (460,000)                146,000
                                                                          ------------    -----------------     -------------------

Net cash provided by (used in) operating activities                           541,000               (30,000)             (2,041,000)
                                                                          ------------    -----------------     -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                                    (318,000)              (262,000)               (643,000)
Net proceeds from sales of rental properties                                     -                1,700,000              26,124,000
Property sales expenses                                                          -                 (210,000)               (687,000)
Restricted cash decrease (increase)                                              -                  273,000                (103,000)
                                                                          ------------    -----------------     -------------------

Net cash (used in) provided by investing activities                         (318,000)             1,501,000              24,691,000
                                                                          ------------    -----------------     -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of note payable to an affiliate of
  the general partner                                                                              (608,000)             (2,148,000)
Notes payable principal payments                                            (257,000)              (254,000)            (27,733,000)
Notes payable proceeds                                                           -                      -                 7,200,000
                                                                          ------------    -----------------     -------------------

Net cash used in financing activities                                       (257,000)              (862,000)            (22,681,000)

                                                                          ------------    -----------------     -------------------

(Decrease) Increase in Cash and Cash Equivalents                             (34,000)               609,000                 (31,000)

Cash and Cash Equivalents at Beginning of Year                               972,000                363,000                 394,000
                                                                          ------------    -----------------     -------------------

Cash and Cash Equivalents at End of Year                                   $ 938,000      $         972,000     $           363,000
                                                                          ------------    -----------------     -------------------
                                                                          ------------    -----------------     -------------------

Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash during the year                                   $1,331,000     $       1,877,000     $         5,572,000
                                                                          ------------    -----------------     -------------------
                                                                          ------------    -----------------     -------------------

Supplemental Disclosure of Non-cash Investing and
Financing Activities:
      Mortgage assumed on property sale and disposition of rental properties in 1994.  See note 6.
      Accrued interest added to note payable balance in 1994. See note 4.



                      See notes to financial statements.







                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization

       Century Properties Fund XVIII (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment, and ultimately sell income-producing real property. The Partnership currently owns two residential complexes located in Utah and Texas. The general partner of the Partnership is Fox Partners, a California general partnership, whose general partners are Fox Capital Management Corporation ("FCMC"), a California corporation, Fox Realty Investors ("FRI"), a California general partnership and Fox Partners 82, a California general partnership. The original capital contributions of $75,000,000 ($1,000 per unit) were made by the limited partners, including 100 limited partnership units purchased by FCMC.

       On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

       In October 1994 DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 29% of total limited partnership units of the Partnership (see Note 8).

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia

       Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 8).



                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.



       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in United States Treasury repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year.


                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives currently ranging from 27.5 to 30 years for buildings and improvements and six to seven years for furnishings.

       Deferred Financing Costs

       Deferred financing costs are amortized over the lives of the related loans, or expensed, if financing is not obtained. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $262,000 and $205,000, respectively.

       Net Income (Loss) Per Limited Partnership Unit

       The net income (loss) per limited partnership unit is computed by dividing net income (loss) allocated to the limited partners by 75,000 units outstanding.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.


2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES

       In accordance with the Partnership Agreement, the Partnership may be charged by the general partner and affiliates for services provided to the Partnership. From March 1988 to December 1992 such amounts were assigned pursuant to a services agreement by the general partner and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.

       On January 1, 1993, Metric Management, Inc., ("MMI"), successor to MRS, a company which is not affiliated with the general partners, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement, effective January 1, 1993, no reimbursements were made to the general partners and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI.
       On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, NPI Equity began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of
       NPI Equity commenced providing certain property management services.


                       CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES (Continued)

Related party expenses for the years ended December 31, 1995, 1994 and 1993 were as follows:


                                                                 1995              1994                 1993
                                                              ----------        ----------           -------
       Property management fees                                  $ 212,000         $ 177,000       $          -
       Reimbursement of operational expenses:
         Partnership accounting and investor services              162,000           173,000                  -
         Professional services                                           -             9,000                  -
                                                            --------------        ----------       ------------

         Total                                                   $ 374,000         $ 359,000       $          -
                                                                 =========         =========       ============

       Interest expense                                      $           -        $    5,000           $109,000
                                                             =============        ==========           ========


       Property management fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. In addition, approximately $107,000 of insurance premiums which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate are included in operating expenses for the year ended December 31, 1995.

       In accordance with the partnership agreement, the general partners received (1) a partnership management incentive equal to an allocation of nine percent of net and taxable income (loss) before gain on property dispositions and (2) a one percent continuing interest of net and taxable income (loss) before gain on property dispositions after the above allocation of the partnership management incentive. The general partners were also allocated ten percent of gain on property dispositions to the extent of its deficit capital account and cash available for distribution. Upon sale of all properties and termination of the Partnership, the general partners may be required to contribute certain funds to the Partnership in accordance with the partnership agreement.

3.     REAL ESTATE

       Real estate, at December 31, 1995 and 1994, is summarized as follows:


                                                  1995                    1994
                                           -----------------       ----------------
       Land                                   $   7,296,000          $    7,296,000
       Buildings and improvements                16,836,000              16,570,000
       Furnishings                                2,345,000               2,293,000
                                              -------------          --------------

       Total                                     26,477,000              26,159,000
       Accumulated depreciation                  (8,412,000)             (7,760,000)
                                               -------------          -------------

       Real estate, net                        $ 18,065,000          $   18,399,000
                                               ============          ==============


                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


4.     NOTES PAYABLE


       Individual rental properties are pledged as collateral for the related notes payable. Interest rates on the notes payable ranged from 8.25 to
       9.00 percent during the year ended December 31, 1995. Principal payments at December 31, 1995 are required as follows:

               1996             $    264,000
               1997                  271,000
               1998                  278,000
               1999                8,064,000
               2000                6,909,000
               Thereafter          3,341,000
                                ------------
               Total            $ 19,127,000
                                ============

       The Partnership modified its note payable on Overlook Point Apartments in February 1994. Principal of $7,166,000 plus contingent interest of $1,213,000 was outstanding on the original loan which was due August 1995. The Partnership paid down $129,000 of the accrued interest from its escrow accounts with the lender and secured a new loan for the balance of $8,250,000. The new loan requires monthly payments of $62,000 at 8.25% interest and is being amortized over 30 years. The loan matures in 1999 with a balloon payment of approximately $7,869,000.

       In October 1993, the Partnership obtained replacement financing on the Oak Run Apartments' $4,358,000 wrap note equity portion which was due in October 1993, as well as on the two underlying first loans in the amount of $2,147,000 and $2,950,000 which were scheduled to mature in October 2009 and September 1994, respectively. The new loan, in the amount of $7,200,000 was used to pay off the two first loans, including prepayment premiums of $51,000 and refinancing costs of $333,000 (including a $70,000 interest rate cap cost). The new loan has a variable interest rate of 4.25 percent over 30-day LIBOR not to exceed 11 percent for the first four years of the new loan and is scheduled to mature in September 2000. The pay rate is nine percent for the first two years, 9.5 percent for years three through five and ten percent for years six and seven. Any difference between the contract interest rate and the pay rate will be applied to the outstanding principal balance. The remaining proceeds of approximately $1,719,000 were used to pay down a portion of the wrap note equity portion. The remaining balance of the wrap note equity portion of $4,127,000 will only be paid to the lender as a participation in future cash flow and sales proceeds from the property. The Partnership paid the participant approximately $116,000 and $75,000 during 1995 and 1994, respectively, which was treated as a reduction in principal.

       Amortization of deferred financing costs totaled $57,000, $78,000 and $121,000 for 1995, 1994 and 1993, respectively.



                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)


                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     NOTE PAYABLE TO AFFILIATES OF THE GENERAL PARTNER

       In February 1994, the Partnership paid $608,000 of principal and $230,000 of accrued interest to an affiliate of the general partner. Interest charged on the note was $5,000 and $109,000 for the years ended December 31, 1994 and 1993, respectively.

6.     DISPOSITION OF RENTAL PROPERTIES

       In February 1994, the Partnership sold Plantation Ridge Apartments, located in Marietta, Georgia for $15,353,000. The existing loans of $13,653,000 were assumed by the buyer at the time of sale. After assumption of the existing loans and costs of the sale of $210,000, proceeds to the Partnership were $1,490,000. At the date of sale, the carrying amount of real estate was $13,897,000. For financial statement purposes, the Partnership recorded a $1,246,000 gain on sale of property for the year ended December 31, 1994.

       In March 1993, the Partnership sold Dover Village Apartments, located in Orlando, Florida for $9,300,000. After payment of the first and second loan balances of $5,674,000 and $2,490,000, respectively, and costs of sale of $358,000 (including $186,000 real estate commissions paid to an outside broker), the net proceeds to the Partnership were $778,000. In addition, accrued but unpaid interest of $707,000 on the second loan was forgiven by the lender and was recognized in 1993 as an extraordinary item-gain on debt forgiveness. At the date of sale, the carrying amount of land and improvements, net of the $961,000 provision for impairment of value recognized in 1992, was $9,302,000. The loss on sale of $360,000 was recognized at the time of sale.

       In May 1993, the Partnership sold Reflections Apartments, located in Aurora, Colorado, for $7,924,000. After payment of the existing loan balance of $5,111,000 and costs of sale of $285,000 (including $238,000 of real estate commissions paid to outside brokers), net proceeds to the Partnership were $2,528,000. At the date of sale, the carrying amount of land and improvements, net of the $551,000 provision for impairment of value recognized in 1991, was $5,861,000. The gain on sale of $1,778,000 was recognized at the time of sale.

       In August 1993, the Partnership sold Northgreen Apartments, located in Oklahoma City, Oklahoma, for $8,763,000. In addition, the Partnership received a $137,000 property tax reimbursement from the buyer. After payment of a portion of the existing loan of $8,750,000 and costs of sale of $51,000, the net proceeds to the Partnership were $99,000. Principal and accrued interest outstanding on the existing loan at the time of sale was $14,545,000, of which $5,794,000 was forgiven by the lender at the time of sale. At the date of sale, the carrying amount of land and improvements was $11,138,000. The loss on sale was $2,289,000 and $5,794,000 (consisting of $3,350,000 in principal and $2,444,000 in accrued interest) was recognized as an extraordinary item-gain on debt forgiveness in 1993.


                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


7.     RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

       The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the financial statements are as follows:


                                                                    1995              1994              1993
                                                                ------------      ------------     --------------
       Net income (loss) - financial statements                  $    (4,000)     $    732,000        $ 1,563,000
       Differences resulted from:
         Depreciation                                                142,000             2,000           (933,000)
         Loss on disposition of properties                                 -                 -            871,000
         Gain on property dispositions - net                               -         5,178,000         11,558,000
         Amortization of notes payable discount                            -                 -            688,000
         Amortization of construction period interest                      -                 -           (107,000)
         Amortization of deferred loan fees                                -           (65,000)            13,000
         Amortization of original issue discount                     (81,000)         (128,000)            (3,000)
         Interest expense                                              9,000        (1,209,000)         1,178,000
         Interest expense - short term borrowings                          -          (224,000)          (395,000)
         Other                                                             -                 -            (13,000)
                                                              --------------   ---------------       ------------

       Net income - income tax method                            $    66,000       $ 4,286,000        $14,420,000
                                                                 ===========       ===========        ===========

       Taxable income per limited partnership unit after
         giving effect to the allocation to the general
         partner                                               $           1     $          51     $          173
                                                               =============     =============     ==============

       Partners' equity (deficit) - financial statements        $    293,000       $   297,000       $   (435,000)

       Differences resulted from:
       Depreciation                                               (9,932,000)      (10,074,000)       (15,177,000)
       Deferred sales commissions and organization
        expenses                                                   9,592,000         9,592,000          9,592,000
       Amortization of notes payable discount                      2,755,000         2,755,000          2,755,000
       Construction period interest                                        -                 -           (318,000)
       Payments credited to rental properties                        302,000           302,000            302,000

       Amortization of deferred loan fees                             (3,000)           (3,000)           339,000
       Accumulated amortization of original issue discount          (757,000)         (676,000)          (548,000)
       Interest expense - short term borrowings                            -                 -            224,000
       Interest expense                                                6,000            (3,000)         1,213,000
       Other                                                        (168,000)         (168,000)          (210,000)
                                                                 ------------    -------------      -------------

       Partners' equity (deficit) - income tax method            $ 2,088,000       $ 2,022,000       $ (2,263,000)
                                                                 ===========       ===========       ============


                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


8.     SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.


                                 SCHEDULE III


                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

COLUMN        COLUMN         COLUMN           COLUMN                   COLUMN               COLUMN    COLUMN    COLUMN    COLUMN
  A             B              C                D                        E                    F         G         H         I

                                          Cost Capitalized
                           Initial Cost     Subsequent           Gross Amount at Which
                          to Partnership   to Acquisition    Carried at Close of Period(1)
                          --------------   --------------   ------------------------------
                                                                                                                          Life
                                                                                                                         on which
                                                                                                                         Deprecia-
                                                                                           Accumu-    Year               tion is
                                Buildings                             Buildings              lated     of       Date     computed
                                   and                                   and               Deprecia-  Con-       of      in latest
              Encum-            Improve-   Improve-  Carrying          Improve-    Total     tion    struc-    Acqui-  statement of
Description   brances    Land     ments      ments     Costs   Land     ments       (2)       (3)     tion     sition   operations
-----------   -------    ----     -----      -----     -----   ----    ------      ----      -----    -----    ------   ----------
                                                      (Amounts in thousands)

PARTNERSHIP:

Overlook Point
 Apartments
  Salt Lake
  City, Utah  $ 8,125   $1,082  $ 8,225     $  886    $(291)  $1,078   $ 8,824    $ 9,902    $3,754     1984      7/83   6 - 30 Yrs.

Oak Run
 Apartments
  Dallas,
  Texas        11,002    6,218    8,713      1,644        -    6,218    10,357     16,575     4,658     1979     11/83   6 - 30 Yrs.
              -------   ------  -------     ------    -----   ------   -------    -------    ------
TOTAL         $19,127   $7,300  $16,938     $2,530    $(291)  $7,296   $19,181    $26,477    $8,412
              =======   ======  =======     ======    =====   ======   =======    =======    ======




                            See accompanying notes.


                                                                    SCHEDULE III

                         CENTURY PROPERTIES FUND XVIII
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995


NOTES:
(1)     The aggregate cost for Federal income tax purposes is $24,666,000.

(2)     Balance, January 1, 1993                                                                                  $      85,929,000
        Improvements capitalized subsequent to acquisition                                                                  643,000
        Cost of rental properties disposed of                                                                           (40,387,000)
                                                                                                                  ------------------

        Balance, December 31, 1993                                                                                       46,185,000
        Improvements capitalized subsequent to acquisition                                                                  262,000
        Cost of rental property disposed of                                                                             (20,288,000)
                                                                                                                  ------------------

        Balance, December 31, 1994                                                                                       26,159,000
        Improvements capitalized subsequent to acquisition                                                                  318,000
                                                                                                                  ------------------

        Balance, December 31, 1995                                                                                $      26,477,000
                                                                                                                  ------------------
                                                                                                                  ------------------

(3)     Balance, January 1, 1993                                                                                  $      26,044,000
        Additions charged to expense                                                                                      1,611,000
        Accumulated depreciation of rental properties disposed of                                                       (12,574,000)
        Allowance for impairment of value of rental properties disposed of                                               (1,512,000)
                                                                                                                  ------------------

        Balance, December 31, 1993                                                                                       13,569,000
        Additions charged to expense                                                                                        646,000
        Accumulated depreciation of rental property disposed of                                                          (6,455,000)
                                                                                                                  ------------------

        Balance, December 31, 1994                                                                                        7,760,000
        Additions charged to expense                                                                                        652,000
                                                                                                                  ------------------

        Balance, December 31, 1995                                                                                $       8,412,000
                                                                                                                  ------------------
                                                                                                                  ------------------

                          CENTURY PROPERTIES FUND XIX

                       CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1995

                                     INDEX

Independent Auditors' Reports.............................................F - 2
Consolidated Financial Statements:
     Balance Sheets at December 31, 1995 and 1994.........................F - 4
     Statements of Operations for the Years Ended December 31,
        1995, 1994 and 1993...............................................F - 5
     Statements of Partners' Equity for the Years Ended
        December 31, 1995, 1994 and 1993..................................F - 6
     Statements of Cash Flows for the Years Ended December 31,
        1995, 1994 and 1993...............................................F - 7
     Notes to Consolidated Financial Statements...........................F - 8
Financial Statement Schedule:
     Schedule III     -    Real Estate and Accumulated Depreciation
                           at December 31, 1995..........................F - 18

Consolidated financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the consolidated financial statements.


To the Partners
Century Properties Fund XIX
Greenville, South Carolina

                          Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Century Properties Fund XIX (a limited partnership) (the "Partnership") and its subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to
Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Properties Fund XIX and its subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                  IMOWITZ KOENIG & CO., LLP

                                                  Certified Public Accountants

New York, N.Y.
February 20, 1996



INDEPENDENT AUDITORS' REPORT

Century Properties Fund XIX:

We have audited the accompanying consolidated statements of operations, partners' equity and cash flows of Century Properties Fund XIX (a limited partnership) (the "Partnership") and its wholly-owned subsidiaries for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership and its wholly-owned subsidiaries for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

The accompanying 1993 consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in the first paragraph of Note 10 to the financial statements, the Partnership has balloon payments totaling $10,800,000 due in December 1994, which raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in
Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DELOITTE & TOUCHE LLP

San Francisco, California
March 18, 1994



                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS



                                                             DECEMBER 31,
                                                    ---------------------------
                                                        1995           1994
                                                    ------------   ------------
ASSETS

Cash and cash equivalents                           $  2,868,000   $    218,000
Restricted cash                                               --        787,000
Other assets and deferred costs                        1,977,000      1,643,000

Real Estate:

  Real estate                                         94,428,000     94,106,000
  Accumulated depreciation                           (34,394,000    (31,650,000)
  Allowance for impairment of value                     (500,000)      (500,000)
                                                    ------------   ------------
Real estate, net                                      59,534,000     61,956,000
                                                    ------------   ------------
  Total assets                                      $ 64,379,000   $ 64,604,000
                                                    ============   ============

LIABILITIES AND PARTNERS' EQUITY

Accrued expenses and other liabilities (including   $  1,374,000   $  1,195,000
  $27,000 to a related party in 1995)
Notes payable                                         62,342,000     59,063,000
                                                    ------------   ------------
  Total liabilities                                   63,716,000     60,258,000
                                                    ------------   ------------


Partners' Equity (Deficit):

 General partner                                      (8,992,000)    (8,558,000)
 Limited partners (89,292 units outstanding at
  December 31, 1995 and 1994)                          9,655,000     12,904,000
                                                    ------------   ------------
  Total partners' equity                                 663,000      4,346,000
                                                    ------------   ------------
  Total liabilities and partners' equity            $ 64,379,000   $ 64,604,000
                                                    ============   ============

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                            YEARS ENDED DECEMBER 31,
                                  -------------------------------------------
                                      1995            1994            1993
                                  -----------     -----------     -----------
Revenues:
  Rental                          $14,630,000     $13,709,000     $14,052,000
  Interest income                     101,000          59,000          62,000
  Gain on sale of property                  -               -         576,000
                                  -----------     -----------     -----------
  Total revenues                   14,731,000      13,768,000      14,690,000
                                  -----------     -----------     -----------
Expenses (including $1,401,000,
 $690,000 and $57,000 paid to
 the general partner and
 affiliates in 1995,1994
 and 1993):
  Interest                          6,001,000       5,959,000       6,807,000
  Operating                         7,826,000       7,260,000       6,992,000
  Depreciation                      2,744,000       2,766,000       2,840,000
  General and administrative          207,000         239,000         693,000
  Loss on sale of property                  -         149,000          44,000
  Provision for impairment
   of value                                 -         500,000               -
                                  -----------     -----------     -----------
  Total expenses                   16,778,000      16,873,000      17,376,000
                                  -----------     -----------     -----------
  Loss before extraordinary
   item                            (2,047,000)     (3,105,000)     (2,686,000)

Extraordinary item:
  Loss on extinguishment
   of debt                         (1,636,000)              -               -
                                  -----------     -----------     -----------

Net loss                          $(3,683,000)    $(3,105,000)    $(2,686,000)
                                  ===========     ===========     ===========
Net loss per limited
 partnership unit:

  Loss before extraordinary
    item                          $    (20.23)    $    (30.67)    $    (26.53)

  Extraordinary item                   (16.16)              -               -
                                  -----------     -----------     -----------
  Net loss                        $    (36.39)    $    (30.67)    $    (26.53)
                                  ===========     ===========     ===========


                See notes to consolidated financial statements.

                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                    General         Limited          Total
                                   Partners'       Partners'       Partners'
                                   (Deficit)        Equity          Equity
                                  -----------     -----------     -----------

Balance - January 1, 1993         $(7,875,000)    $18,012,000     $10,137,000

  Net loss                           (317,000)     (2,369,000)     (2,686,000)
                                  -----------     -----------     -----------

Balance - December 31, 1993        (8,192,000)     15,643,000       7,451,000

  Net loss                           (366,000)     (2,739,000)     (3,105,000)
                                  -----------     -----------     -----------

Balance - December 31, 1994        (8,558,000)     12,904,000       4,346,000

  Loss before extraordinary item     (241,000)     (1,806,000)     (2,047,000)

  Extraordinary item                 (193,000)     (1,443,000)     (1,636,000)
                                  -----------     -----------     -----------
Balance - December 31, 1995       $(8,992,000)    $ 9,655,000     $   663,000
                                  ===========     ===========     ===========

                See notes to consolidated financial statements.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    YEARS ENDED DECEMBER 31,
                                                                      --------------------------------------------------
                                                                           1995               1994               1993
                                                                      ------------       ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                              $ (3,683,000)      $ (3,105,000)      $ (2,686,000)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
  Depreciation and amortization                                          3,048,000          3,172,000          3,199,000
  Extraordinary item - extinguishment of debt                            1,636,000                  -                  -
  Accrued interest added to note payable principal                               -             29,000                  -
  Costs expensed on attempted property refinancing                               -                  -             64,000
  Provision for impairment of value                                              -            500,000                  -
  Gain on sale of property                                                       -                  -           (576,000)
  Loss on sale of property                                                       -            149,000             44,000
  Deferred costs refunded                                                        -                  -            523,000
  Changes in operating assets and liabilities:
     Other assets and deferred costs                                       (72,000)          (374,000)          (166,000)
     Accrued expenses and other liabilities                                 97,000            196,000         (1,905,000)
                                                                      ------------       ------------       ------------
Net cash (used in) provided by operating activities                      1,026,000            567,000         (1,503,000)
                                                                      ------------       ------------       ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash decrease (increase)                                        787,000            729,000           (691,000)
Additions to real estate                                                  (322,000)          (240,000)          (658,000)
Net proceeds from sale of rental property                                        -            485,000         11,259,000
Cost of sale of rental property                                                  -             (3,000)          (772,000)
                                                                      ------------       ------------       ------------
Net cash provided by investing activities                                  465,000            971,000          9,138,000
                                                                      ------------       ------------       ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable to affiliate of the
   general partner                                                               -                  -            291,000
Repayment of notes payable to affilliate of general partner                      -           (370,000)        (1,309,000)
Notes payable proceeds                                                  46,450,000                  -         20,375,000
Repayment of notes payable                                             (42,807,000)                 -        (25,249,000)
Financing costs paid                                                      (729,000)           (90,000)          (497,000)
Notes payable principal payments                                          (364,000)          (979,000)        (1,274,000)
Costs paid to extinguish debt                                           (1,391,000)                 -                  -
                                                                      ------------       ------------       ------------
Net cash provided by (used in) financing activities                      1,159,000         (1,439,000)        (7,663,000)
                                                                      ------------       ------------       ------------
Increase (Decrease) in Cash and Cash Equivalents                         2,650,000             99,000            (28,000)

Cash and Cash Equivalents at Beginning of Year                             218,000            119,000            147,000
                                                                      ------------       ------------       ------------
Cash and Cash Equivalents at End of Year                              $  2,868,000       $    218,000       $    119,000

                                                                      ============       ============       ============
Supplemental Disclosure of Cash Flow Information:
   Interest paid in cash during the year                              $  5,662,000       $  5,449,000       $  7,826,000
                                                                      ============       ============       ============
Supplemental Disclosure of Non-cash Investing and Financing
Activities:
   Accrued interest added to note payable principal                   $          -       $  2,139,000       $          -
                                                                      ============       ============       ============
   Refinancing of notes payable (see Note 5)
   Disposition of rental property in 1994 and 1993 - (see Note  8).

                                                  See notes to consolidated financial statements.

                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization

       Century Properties Fund XIX (the "Partnership") is a limited partnership organized under the laws of the State of California to acquire, hold for investment, and ultimately sell income-producing real estate. The Partnership currently owns three residential apartment complexes in Atlanta, Georgia, two residential apartment complexes in Phoenix, Arizona and one residential apartment complex in St. Petersburg, Florida, Dallas, Texas and Charlotte, North Carolina. The general partner of the Partnership is Fox Partners II, a California general partnership. The general partners of Fox Partners II are Fox Capital Management Corporation ("FCMC"), a California corporation, Fox Realty Investors ("FRI"), a California general partnership, and Fox Partners 83, a California general partnership. The capital contributions of $89,292,000 ($1,000 per unit) were made by the limited partners, including 100 Limited Partnership Units purchased by FCMC.

       On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

       In October 1994, DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 28% of total limited partnership units of the Partnership (see Note 11).

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia
       Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 11).


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Consolidation

       The consolidated financial statements include the statements of the Partnership and its wholly-owned subsidiaries, one of which was formed in May 1993 into which Sunrunner Apartments was transferred and another which was formed in December 1995 into which Misty Woods Apartments was transferred. During 1995, two wholly-owned subsidiaries of the Partnership were terminated and the properties were conveyed back to the Partnership (see Note 5). All significant intercompany transactions and balances have been eliminated.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Distributions

       Cash distributions have been suspended since 1987. As specified in the modification of the existing mortgage encumbering McMillan Place Apartments, the Partnership is prohibited from making any distributions except from sales or refinancing of its properties, until the mortgage encumbering McMillan Place Apartments is satisfied.

       Fair Value of Financial Instruments

       In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance (see Note 5).

       Cash and Cash Equivalents

       The Partnership considers all highly liquid investments with an original maturity date of three months or less at the time of purchase to be cash equivalents.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Concentration of Credit Risk

       The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $1,900,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

       Real Estate

       Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The adoption of the SFAS had no effect on the Partnership's financial statements.

       Depreciation

       Depreciation is computed by the straight-line method over estimated useful lives ranging from 27.5 to 30 years for buildings and improvements and five to seven years for furnishings.

       Deferred Financing Costs

       Financing costs are deferred and amortized over the lives of the related loans as interest expense or expensed if financing is not obtained. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $114,000 and $974,000, respectively. Net deferred costs of $872,000 and $610,000 for the years ended December 31, 1995 and 1994, respectively, are included in other assets and deferred costs.


       Net Loss Per Limited Partnership Unit

       The net loss per limited partnership unit is computed by dividing the net loss allocated to the limited partners by 89,292 units outstanding.

       Income Taxes

       Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Reclassification

       Certain amounts from 1994 and 1993 have been reclassified to conform to the 1995 presentation.

2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES

       In accordance with the Partnership Agreement, the Partnership may be charged by the general partners and affiliates for services provided to the Partnership. From March 1988 to December 1992 such amounts were assigned pursuant to a services agreement by the general partner and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.

       On January 1, 1993, Metric Management, Inc., ("MMI"), successor to MRS, a company which is not affiliated with the general partners, commenced providing certain property and portfolio management
       services  to  the   Partnership under a new  services  agreement.  As
       provided in the new services agreement, effective January 1, 1993, no reimbursements were made to the general partners and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI. On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, the Managing General Partner began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services (see Notes 1 and 11). Related party fees and expenses for the years ended December 31, 1995, 1994 and 1993 were as follows:

                                                             1995              1994              1993

                                                          ---------         ---------         ---------
       Financing fees                                     $  27,000         $      -          $       -
       Property management fees                             738,000           557,000                 -
       Real estate tax reduction fees                        66,000                 -                 -
       Reimbursement of operational expenses:
         Partnership accounting and investor services       148,000           100,000                 -
         Professional services                                    -            30,000                 -
                                                          ---------         ---------         ---------

       Total                                              $ 979,000         $ 687,000         $       -
                                                          =========         =========         =========
       Interest expense                                   $       -         $   3,000         $  57,000
                                                          =========         =========         =========

       Property management fees and real estate tax reduction fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. Financing fees have been capitalized and are being amortized over the life of the loan. Approximately $449,000 of insurance premiums, which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2.     TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES (Continued)

       In accordance with the partnership agreement, the general partner received a partnership management incentive allocation equal to ten percent of net and taxable income (loss) before gains on property dispositions. The general partner was also allocated its two percent continuing interest in the Partnership's net and taxable income (loss) after the preceding allocation. The general partner is also allocated gain on property dispositions to the extent it is entitled to receive distributions and then 12 percent of remaining gain.

3.     RESTRICTED CASH

       Restricted cash at December 31, 1994, consists of required reserves maintained in accordance with financing arrangements on the Wood Lake, Wood Ridge, Plantation Crossing, Greenspoint and Sandspoint Apartments in order to meet future capital requirements. During 1995, these properties were refinanced and, as a result of these refinancings, restricted cash reserves were released.

4.     REAL ESTATE


       Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                               1995                     1994
                                            -----------             -----------

       Land                                 $11,681,000             $11,681,000
       Buildings and improvements            75,225,000              75,029,000
       Furnishings                            7,522,000               7,396,000
                                            -----------             -----------

       Total                                 94,428,000              94,106,000
       Accumulated depreciation             (34,394,000)            (31,650,000)
       Allowance for impairment of value       (500,000)               (500,000)
                                            -----------             -----------

       Real estate, net                     $59,534,000             $61,956,000
                                            ===========             ===========

5.     NOTES PAYABLE

       The Partnership's properties are pledged as collateral for the related notes payable. The Partnership's Wood Lake, Wood Ridge and Plantation Crossing Apartments are cross-collateralized. The notes currently bear interest at rates ranging from 7.5% to 10.06%, and are payable monthly except for the second note on McMillan Apartments whose interest is compounded monthly and is payable at maturity, August 31, 1999.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     NOTES PAYABLE (Continued)

       On December 29, 1995, the Partnership refinanced the mortgage that encumbered its Misty Woods Apartments property with a new first mortgage in the amount of $5,450,000. The loan requires monthly payments of approximately $40,000 at 7.88% interest and matures on January 1, 2006, with a balloon payment of approximately $4,863,000. The loan may not be prepaid without penalty. The Partnership incurred closing costs and fees of $177,000 in connection with the refinancing, of which $95,000 was paid in 1995. In connection with the refinancing, the Partnership was required to transfer all the assets and liabilities of Misty Woods Apartments to a newly formed, wholly-owned subsidiary, Misty Woods CPF 19, L.P.

       On December 15, 1995, the partnership refinanced the mortgages that encumbered their Wood Ridge, Wood Lake and Plantation Crossing Apartments properties. The new $22,000,000 loan (allocated $9,000,000, $7,750,000 and $5,250,000, respectively) requires total monthly payments of approximately $163,000 at 7.5% interest and is being amortized over 25 years. The loan matures on January 1, 2003 with a balloon payment of approximately $19,283,000. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. In connection with the refinancings, each of these properties was conveyed from a wholly-owned subsidiary, Century Woods 19, L.P., back to the Partnership. The Partnership incurred closing costs and fees of $346,000 in connection with this refinancing.

       On June 29, 1995, the Partnership replaced its maturing mortgage encumbering Greenspoint Apartments with a new first mortgage in the amount of $9,000,000. The loan requires monthly payments of approximately $68,000 at 8.33% interest and is being amortized over 30 years. The loan matures on May 15, 2005 with a balloon payment of approximately $7,974,000. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. In connection with the refinancing, the property was conveyed from a wholly-owned subsidiary, SGP Properties, L.P., back to the partnership. The partnership incurred closing costs of $138,000 in connection with the refinancing.

       On June 29, 1995, the Partnership replaced its maturing mortgage encumbering Sandspoint Apartment with a new first mortgage in the amount of $10,000,000. The loan requires monthly payments of approximately $76,000 at 8.33% interest and is being amortized over 30 years. The loan matures on May 15, 2005 with a balloon payment of approximately $8,859,000. A premium is to be calculated under the terms of the mortgage if the loan is prepaid. In connection with the refinancing, the property was conveyed from a wholly-owned subsidiary, SGP Properties, L.P., back to the partnership. The Partnership incurred closing costs of $150,000 in connection with the refinancing.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.     NOTES PAYABLE (Continued)

       In connection with the above refinancings, the Partnership recognized an extraordinary loss on extinguishment of debt of $1,636,000, consisting of the write-off of unamortized deferred financing costs, prepayment premiums and exit fees.

       On September 1, 1994, the Partnership obtained a modification of the existing mortgage encumbering McMillan Place Apartments in the amount of $12,939,000 (including accrued interest of $2,139,000). The loan was split into a first mortgage note of $10,800,000 and a second mortgage note of $2,139,000. The first mortgage requires monthly payments of approximately $89,000 at 8.25% interest and is being amortized over a twenty-two year period. Under the terms of the second mortgage, interest accrues at 8.25% (with monthly compounding). Quarterly payments, of all excess cash flow, as defined in the cash management agreement, are required to be made to the lender. No excess cash flow payments were made in 1995 or 1994. In addition, the Partnership is prohibited from making any distributions from operations to its partners. The notes mature on August 31, 1999, with a balloon payment of approximately $9,767,000 on the first mortgage plus the outstanding balance and accrued interest on the second mortgage note. As specified in the modification, the Partnership is required to make monthly payments of $10,000 to a reserve account for the term of the loan, which will be used to fund capital improvements.

       The mortgage encumbering the Partnership's Sunrunner Apartments property matures on January 1, 1997, with a balloon payment of approximately $3,169,000. Based upon the operations of the property, the Managing General Partner anticipates that the maturing mortgage can be replaced.

       Principal payments at December 31, 1995 are required as follows:

          1996                                     $     763,000
          1997                                         3,933,000
          1998                                           826,000
          1999                                        12,691,000
          2000                                           689,000
          Thereafter                                  43,440,000
                                                   -------------
                                   Total           $  62,342,000
                                                   =============

      Amortization of deferred financing costs totaled $304,000, $416,000 and $349,000 for 1995, 1994 and 1993, respectively.

6.     NOTES PAYABLE TO AFFILIATE OF THE GENERAL PARTNER

       The Partnership repaid $370,000 in principal and $3,000 in interest to an affiliate of the general partner in 1994.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

7.     ALLOWANCE FOR IMPAIRMENT OF VALUE

       In 1994, the Partnership determined that, based upon current economic conditions and projected future operational cash flow, the decline in value of Sunrunner Apartments located in St. Petersburg, Florida was other than temporary and that recovery of its carrying value was not likely. Accordingly, a provision for impairment of value of $500,000 was recognized by the Partnership to reduce the property's carrying value to its estimated fair value.

8.     DISPOSITION OF RENTAL PROPERTIES


       In February 1994, the Partnership sold Plantation Forest Apartments, located in Atlanta, Georgia for $2,450,000. After assumption of the existing loan of $1,965,000 and costs of sale of $3,000, the proceeds to the Partnership were $482,000. The carrying value of the property at the time of the sale was $2,590,000 and $6,000 in unamortized financing costs. The net loss on the sale was $149,000.

       In May 1993, the Partnership sold Parkside Village Apartments, located in Aurora, Colorado for $11,259,000. After payment of the existing loan of $7,667,000 and costs of the sale of $728,000 (including $281,000 real estate commission paid to an outside broker and $400,000 prepayment premium on the existing loan), the net proceeds to the Partnership were $2,864,000. The carrying value of the property at the time of sale, net of the $1,895,000 provision for impairment of value recognized in 1992, was $9,955,000. The net gain on the sale was $576,000.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

9.     RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

       The differences between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the consolidated financial statements are as follows:

                                                                               1995                1994              1993
                                                                         ---------------     ---------------    ---------------
       Net loss - financial statements                                   $    (3,683,000)    $    (3,105,000)   $    (2,686,000)
       Differences resulted from:
         Amortization of notes payable discount                                        -                   -              8,000
         Depreciation                                                           (948,000)           (980,000)        (1,887,000)
         Amortization of deferred financing costs and
           organization expenses                                                       -                   -           (114,000)
         Construction period interest and taxes                                    3,000            (331,000)          (471,000)
         Provision for impairment of value                                             -             500,000                  -
         Operating - receivership                                                      -                   -            158,000
         Interest expense - short-term borrowings                                      -             (66,000)           (29,000)
         Prepayment penalty                                                            -                   -           (400,000)
         Gain on property dispositions - net                                           -             910,000          6,301,000
         Other                                                                   (27,000)             21,000            (12,000)
                                                                         ---------------     ---------------    ---------------

       Net (loss) income - income tax method                             $    (4,655,000)    $    (3,051,000)   $       868,000
                                                                         ===============     ===============    ===============
       Taxable (loss) income per limited partnership unit
         after giving effect to the allocation to the
           general partner                                               $           (46)    $          (30)    $             8
                                                                         ===============     ===============    ===============

       Partners' equity - financial statements                           $       663,000     $     4,346,000    $     7,451,000
       Differences resulted from:
         Sales commissions and organization expenses                          12,413,000          12,413,000         12,413,000
         Payments credited to rental properties                                  215,000             215,000            215,000
         Amortization of notes payable discount                                        -                   -            448,000
         Depreciation                                                        (23,081,000)        (22,133,000)       (22,059,000)
         Interest expense                                                              -                   -         (1,347,000)
         Construction period interest and taxes                               (4,648,000)         (4,651,000)        (4,320,000)
         Provision for impairment of value                                       500,000             500,000                  -
         Interest expense - short-term borrowings                                      -                   -             66,000
         Other                                                                  (927,000)           (900,000)           (26,000)
                                                                         ===============     ===============    ===============

       Partners' deficit - income tax method                             $   (14,865,000)    $   (10,210,000)   $    (7,159,000)
                                                                         ===============     ===============    ===============

                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10. BASIS OF PRESENTATION AND OPERATING STRATEGY FOR THE YEAR ENDED DECEMBER 31, 1993


       The accompanying consolidated financial statements for the year ended December 31, 1993, have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Partnership, after taking into account accrued but unpaid interest on certain notes payable for which the Partnership had suspended debt service payments, has experienced cash flow deficiencies during recent years. At December 31, 1993, the Partnership had borrowed a total of $370,000 from affiliates of the general partner for working capital needs. The Partnership holds investments in and operates properties in real estate markets that are or were experiencing unfavorable economic conditions. Many of the Partnership's properties are or were located in oil industry related and other weakened markets and have experienced operating difficulties. In addition, markets in some areas remained depressed due in part to overbuilding which continued to depress residential rental rates. The level of sales of existing properties have been affected by the limited availability of financing in real estate markets. The Partnership had a balloon payment of $10,800,000 on McMillan Place Apartments due in December 1994. The Partnership's ability to hold and operate its remaining properties was dependent on obtaining refinancing or debt restructuring as required. If the Partnership was unable to obtain debt modification or refinancing, it was likely that dispositions of properties operating at a deficit or with significant balloon payments would have occurred through sale, foreclosure or transfer to the lenders. The Partnership sold Plantation Forest in February 1994 and with the proceeds from the sale paid off the remaining loans from an affiliate of the general partner. The Partnership believed this strategy, combined with cash generated from the Partnership's properties with positive operations would allow the Partnership to meet its capital and operating requirements. The outcome of these uncertainties could not be determined. The consolidated financial statements do not include any adjustments that might have resulted from the ultimate outcome of these uncertainties.

       The Partnership obtained a modification of the McMillan Place debt during 1994 and refinanced numerous properties during 1995, which resulted in significant net proceeds to the Partnership. Cash flow from operations improved in 1994 and 1995, as compared to 1993 (see Note 5).

11.    SUBSEQUENT EVENT

       On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

     COLUMN             COLUMN          COLUMN               COLUMN                     COLUMN
       A                  B               C                    D                          E

                                                        Cost Capitalized
                                     Initial Cost          Subsequent           Gross Amount at Which
                                    to Partnership       to Acquisition      Carried at Close of Period(1)
                                    --------------      ----------------     -----------------------------
                                            Buildings                                  Buildings
                                               and                                       and
                        Encum-              Improve-   Improve-  Carrying              Improve-
Description             brances   Land        ments      ments    Costs       Land      ments      Total (2)
-----------             -------   ----      --------   --------  --------     ----     ---------   ---------
                                        (Amounts in thousands)

PARTNERSHIP:
Wood Lake Apartments
   Atlanta, Georgia     $ 7,750   $ 1,206   $10,980    $ 499     $     -      $ 1,206  $11,479     $12,685

Sandspoint Apartments
   Phoenix, Arizona       9,968     2,124    13,158      633         (44)       2,146   13,725      15,871

Greenspoint
   Apartments
   Phoenix, Arizona       8,972     2,165    11,199      324        (153)       2,140   11,395      13,535

Wood Ridge
   Apartments
   Atlanta, Georgia       9,000     1,632    12,321      592           -        1,632   12,913      14,545

Plantation Crossing
   Apartments
   Atlanta, Georgia       5,250     1,062     7,576      368           -        1,062    7,944       9,006

McMillan Place
   Apartments
   Dallas, Texas         12,710     2,399    10,826      509         (11)       2,427   11,296      13,723

Subsidiaries:

Sunrunner Apartments
   St. Petersburg,
   Florida                3,242       634     6,485      497           -          634    6,982       7,616

Misty Woods
   Apartments
   Charlotte,

   North Carolina         5,450       429     6,846      179          (7)         434    7,013       7,447
                        -------   -------   -------    -----     -------      -------  -------     -------

Total                   $62,342   $11,651   $79,391   $3,601     $  (215)     $11,681  $82,747     $94,428
                        =======   =======   =======   ======     =======      =======  =======     =======



     COLUMN                 COLUMN         COLUMN        COLUMN        COLUMN
       A                      F              G             H             I


                           Accumu-                                      Life
                            lated                                     on which
                          Deprecia-                                   Deprecia-
                            tion           Year                        tion is
                            and             of            Date         computed
                         Impairment        Con-           of          in latest
                          of value         struc-        Acqui-      statement of
Description                 (3)            tion          sition       operations
-----------              ----------        -----         ------       ----------



PARTNERSHIP:
Wood Lake Apartments
   Atlanta, Georgia      $ 4,913           1983           12/83       5 - 30 yrs

Sandspoint Apartments
   Phoenix, Arizona        5,603           1986            2/84       6 - 30 yrs

Greenspoint
   Apartments
   Phoenix, Arizona        4,634           1986            2/84       6 - 30 yrs

Wood Ridge
   Apartments
   Atlanta, Georgia        5,431           1982            4/84       6 - 30 yrs

Plantation Crossing
   Apartments
   Atlanta, Georgia        3,334           1980            6/84       6 - 30 yrs

McMillan Place
   Apartments
   Dallas, Texas           4,704           1985            6/85       6 - 30 yrs

Subsidiaries:

Sunrunner Apartments
   St. Petersburg,
   Florida                 3,441           1981            7/84       6 - 30 yrs


Misty Woods
   Apartments
   Charlotte,
   North Carolina          2,834           1986            6/85       6 - 30 yrs
                         -------
Total                    $34,894
                         =======

                                    See accompanying notes.


                                                                   SCHEDULE III


                          CENTURY PROPERTIES FUND XIX
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

NOTES:

(1) The aggregate cost for Federal income tax purposes is $89,059,000.

(2) Balance, January 1, 1993                                                    $ 137,828,000
    Improvements capitalized subsequent to acquisition                                658,000
    Cost of rental property disposed of                                           (41,050,000)
                                                                                -------------
    Balance, December 31, 1994                                                     97,436,000
    Improvements capitalized subsequent to acquisition                                240,000
    Cost of rental property disposed of                                            (3,570,000)
                                                                                -------------
    Balance, December 31, 1994                                                     94,106,000
    Improvements capitalized subsequent to acquisition                                322,000
                                                                                -------------
    Balance, December 31, 1995                                                  $  94,428,000
                                                                                =============
(3) Balance, January 1, 1993                                                    $  41,635,000
    Additions charged to expense                                                    2,840,000
    Accumulated depreciation on rental property disposed                          (11,012,000)
    Allowance for impairment of value on rental properties disposed of             (3,589,000)
                                                                                -------------
    Balance, December 31, 1993                                                     29,874,000
    Additions charged to expense                                                    2,766,000
    Allowance for impairment of value                                                 500,000
    Accumulated depreciation on rental property disposed                             (990,000)
                                                                                -------------
    Balance, December 31, 1994                                                     32,150,000
    Additions charged to expense                                                    2,744,000
                                                                                -------------
    Balance, December 31, 1995                                                  $  34,894,000
                                                                                =============

                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                       CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1995

                                     INDEX




                                                                           Page

Independentt Auditors' Reports............................................. F-2
Consolidated Financial Statements:
  Balance Sheets at December 31, 1995 and 1994............................. F-4
  Statements of Operations for the Years Ended
    December 31, 1995, 1994 and 1993......................................  F-5
  Statements of Partners' Equity for the Years Ended
    December 31, 1995, 1994 and 1993....................................... F-6
  Statements of Cash Flows for the Years Ended
    December 31, 1995, 1994 and 1993....................................... F-7
  Notes to Consolidated Financial Statements............................... F-8
Financial Statement Schedule:
  Schedule III - Real Estate and Accumulated Depreciation
    at December 31, 1995................................................. F - 17

Consolidated financial statements and financial statement schedules not included have been omitted because of the absence of conditions under which they are required or because the information is included elsewhere in the consolidated financial statements.



To the Partners
Century Properties Growth Fund XXII
Greenville, South Carolina

                         Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Century Properties Growth Fund XXII (a limited partnership) (the "Partnership") and its subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, partners' equity and cash flows for the years then ended. Our audits also included the additional information supplied pursuant to
Item 14(a)(2). These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Properties Growth Fund XXII and its subsidiaries as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                       Imowitz  Koenig  &  Co.,  LLP

                                       Certified Public Accountants

New York, N.Y.
January 23, 1996


Independent Auditors' Report by
Deloitte & Touche

                         INDEPENDENT AUDITORS' REPORT

   Century Properties Fund XXII:
We have audited the accompanying consolidated statements of operations, partners' equity and cash flows of Century Properties Fund XXII (a limited partnership) (the "Partnership") and its wholly-owned subsidiaries for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Partnership and its wholly-owned subsidiaries for the year ended December 31, 1993 in conformity with generally accepted accounting principles. The accompanying 1993 consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in the first paragraph of Note 8 to the financial statements, the Partnership has balloon payments totaling $11,869,000 and $27,511,000 due in 1994 and 1995, respectively, which raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DELOITTE & TOUCHE LLP

San Francisco, California
March 18, 1994





                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS


                                                           DECEMBER 31,
                                                 ------------------------------
                                                      1995              1994
                                                  -----------       -----------
ASSETS

Cash and cash equivalents                         $ 4,717,000       $   475,000
Restricted cash                                       500,000           500,000
Other assets                                        1,186,000           862,000

Real Estate:

   Real estate                                    128,394,000       139,861,000
   Accumulated depreciation                       (44,342,000)      (43,985,000)
                                                  -----------       -----------
Real estate, net                                   84,052,000        95,876,000

Deferred financing costs, net                         893,000           734,000
                                                  -----------       -----------
   Total assets                                   $91,348,000       $98,447,000
                                                  ===========       ===========


LIABILITIES AND PARTNERS' EQUITY

Notes payable                                     $74,111,000       $80,889,000
Accrued expenses and other liabilities
  (including $116,000 to a related party
  in 1995).                                         1,465,000         1,361,000
                                                  -----------       -----------
   Total liabilities                               75,576,000        82,250,000
                                                  -----------       -----------
Partners' Equity (Deficit):

 General partner                                   (7,173,000)       (7,173,000)
 Limited partners (82,848 units outstanding at
  December 31, 1995 and 1994)                      22,945,000        23,370,000
                                                  -----------       -----------
   Total partners' equity                          15,772,000        16,197,000
                                                  -----------       -----------
   Total liabilities and partners' equity         $91,348,000       $98,447,000
                                                  ===========       ===========

                See notes to consolidated financial statements.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                               YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1995         1994         1993
                                          -----------  -----------  -----------
Revenues:
   Rental                                 $20,123,000  $19,603,000  $18,522,000
   Interest and other income                  156,000      183,000       94,000
   Gain on property disposition             2,033,000           --           --
                                          -----------  -----------  -----------
   Total revenues                          22,312,000   19,786,000   18,616,000
                                          -----------  -----------  -----------
Expenses (including $1,802,000 and
  $1,003,000 paid to the general
  partner and affiliates in 1995
  and 1994):
    Operating                              10,567,000   10,353,000    9,182,000
    Interest                                7,192,000    7,397,000    7,685,000
    Depreciation                            4,002,000    4,125,000    4,171,000
    General and administrative                265,000      423,000      721,000
                                          -----------  -----------  -----------
   Total expenses                          22,026,000   22,298,000   21,759,000
                                          -----------  -----------  -----------
Income (loss) before extraordinary item       286,000   (2,512,000)  (3,143,000)

Extraordinary item:
   Loss on extinguishment of debt            (711,000)    (530,000)          --
                                          -----------  -----------  -----------
Net loss                                    $(425,000) $(3,042,000) $(3,143,000)
                                          ===========  ===========  ===========
Net income (loss) per limited partnership unit:

   Income (loss) before extraordinary
     item                                   $    2.44  $    (26.74) $    (33.46)

   Extraordinary item                           (7.57)       (5.64)          --
                                          -----------  -----------  -----------
   Net loss                                 $   (5.13) $    (32.38) $    (33.46)
                                          ===========  ===========  ===========

                See notes to consolidated financial statements.




                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                  CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                       General         Limited         Total
                                       partner's      partners'       partners'
                                       (deficit)       equity          equity
                                     -----------    ------------   ------------

Balance - January 1, 1993            $(6,443,000)    $28,825,000    $22,382,000

   Net loss                             (371,000)     (2,772,000)    (3,143,000)
                                     -----------    ------------   ------------

Balance - December 31, 1993           (6,814,000)     26,053,000     19,239,000

   Net loss before extraordinary item   (296,000)     (2,216,000)    (2,512,000)

   Extraordinary item                    (63,000)       (467,000)      (530,000)
                                     -----------    ------------   ------------

Balance - December 31, 1994           (7,173,000)     23,370,000     16,197,000

   Net income before extraordinary
    item                                  84,000         202,000        286,000

   Extraordinary item                    (84,000)       (627,000)      (711,000)
                                     -----------    ------------   ------------

Balance - December 31, 1995          $(7,173,000)   $(22,945,000)  $(15,772,000)
                                     ===========    ============   ============

                See notes to consolidated financial statements.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                YEARS ENDED DECEMBER 31,
                                     ------------------------------------------
                                          1995           1994           1993
                                     -------------  -------------   ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                             $   (425,000)  $ (3,042,000)   $(3,143,000)
                                     -------------  -------------   ------------
Adjustments to reconcile net loss to
  net cash (used in) provided by
  operating activities:
    Depreciation and amortization       4,152,000      4,179,000      4,528,000
   Extraordinary item -
     extinguishment of debt               711,000        530,000             --
   Gain on property disposition        (2,033,000)            --             --
   Changes in operating assets and
     liabilities:
       Other assets                      (324,000)      (342,000)      (203,000)
       Accrued expenses and other
         liabilities                     (147,000)      (674,000)        70,000
                                     -------------  -------------   ------------
Net cash provided by operating
  activities                            1,934,000        651,000      1,252,000
                                     -------------  -------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                 (430,000)      (621,000)    (1,305,000)
Purchase of cash investments                   --             --     (1,782,000)
Proceeds from maturity of cash
  investments                                  --      1,187,000        595,000
Restricted cash decrease (increase)            --        275,000         11,000
Net proceeds on sale of property        2,926,000             --             --
                                     -------------  -------------   ------------
Net cash provided by (used in)
  investing activities                  2,496,000        841,000     (2,481,000)
                                     -------------  -------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Notes payable proceeds                 23,200,000     30,000,000             --
Notes payable principal payments       (2,037,000)      (703,000)      (605,000)
Repayment of notes payable            (20,582,000)   (30,256,000)            --
Deferred financing costs paid            (506,000)      (399,000)       (94,000)
Deferred financing costs refunded              --             --         33,000
Costs paid to extinguish debt            (263,000)            --             --
                                     -------------  -------------   ------------
Net cash (used in) financing
  activities                             (188,000)    (1,358,000)      (666,000)
                                     -------------  -------------   ------------
Increase (Decrease) in Cash and Cash
  Equivalents                           4,242,000        134,000     (1,895,000)


Cash and Cash Equivalents at
  Beginning of year                       475,000        341,000      2,236,000
                                     -------------  -------------   ------------

Cash and Cash Equivalents at
  End of Year                        $  4,717,000   $    475,000    $   341,000
                                     =============  =============   ============

Supplemental Disclosure of Cash
  Flow Information:
    Interest paid in cash during
      the year                       $  7,142,000   $  7,513,000    $ 7,284,000
                                     =============  =============   ============
Supplemental Disclosure of Non-cash
  Investing and Financing Activities:

   Mortgage assumed on property sale
     (see Note 6)                      $7,359,000     $       --    $        --
                                     =============  =============   ============
   Refinancing of notes payable
     (see Note 5)

                See notes to consolidated financial statements.




                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Century Properties Growth Fund XXII (the "Partnership") is a limited partnership organized in 1984 under the laws of the State of California to acquire, hold for investment, and ultimately sell income-producing real estate. The Partnership currently owns nine residential apartment complexes, located in Arizona, Georgia, Texas, Kansas, South Carolina, Illinois and Virginia. The general partner of the Partnership is Fox Partners IV, a California general partnership. The general partners of Fox Partners IV are Fox Capital Management Corporation ("FCMC"), a California corporation, Fox Realty Investors ("FRI"), a California general partnership, Fox Partners 85, a California general partnership and Fox Associates 84, a California general partnership. The capital contributions of $82,848,000 ($1,000 per unit) were made by the limited partners.

On December 6, 1993, the shareholders of FCMC entered into a Voting Trust Agreement with NPI Equity Investments II, Inc. ("NPI Equity" or the "Managing General Partner") pursuant to which NPI Equity was granted the right to vote 100 percent of the outstanding stock of FCMC and NPI Equity became the managing general partner of FRI. As a result, NPI Equity became responsible for the operation and management of the business and affairs of the Partnership and the other investment partnerships originally sponsored by FCMC and/or FRI. NPI Equity is a wholly-owned subsidiary of National Property Investors, Inc. ("NPI, Inc."). The shareholders of FCMC and the partners in FRI retain indirect economic interests in the Partnership and such other investment limited partnerships, but have ceased to be responsible for the operation and management of the Partnership and such other partnerships.

In October 1994, DeForest Ventures I L.P. ("DeForest I") made a tender offer for limited partnership interests in the partnership, as well as eleven affiliated limited partnerships. DeForest Ventures II, L.P. ("DeForest II") made tender offers for limited partnership interests in seven affiliated limited partnerships. Shareholders who controlled DeForest Capital I Corporation, the sole general partner of DeForest I, also controlled NPI, Inc. As of December 31, 1995, DeForest I had acquired approximately 20% of total limited partnership units of the Partnership (see Note 9).

On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia Financial Group, Inc. ("Insignia"). In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 9).



                     CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Consolidation

The consolidated financial statements include the statements of the Partnership, a wholly-owned subsidiary, which was formed in 1991 and four wholly-owned subsidiaries which were formed in 1995 (see Note 5) All significant intercompany transactions and balances have been eliminated.

Distributions

On January 11, 1996, the Partnership distributed $2,548,000 ($30.76 per unit) to the limited partners and $52,000 to the general partners from the proceeds received from the sale of the Partnership's Monterey Village Apartments property.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In 1995, the Partnership implemented Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments," as amended by SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair value. Fair value is defined in the SFAS as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The Partnership believes that the carrying amount of its financial instruments (except for long term debt) approximates fair value due to the short term maturity of these instruments. The fair value of the Partnership's long term debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents.


                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

The Partnership maintains cash balances at institutions insured up to $100,000 by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are usually invested in repurchase agreements, which are collateralized by United States Treasury obligations. Cash balances exceeded these insured levels during the year. At December 31, 1995, the Partnership had approximately $4,450,000 invested in overnight repurchase agreements, secured by United States Treasury obligations, which are included in cash and cash equivalents.

Real Estate

Real estate is stated at cost. Acquisition fees are capitalized as a cost of real estate. In 1995, the Partnership adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ", which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the asset's carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amouThe adoption of the SFAS had no effect on the Partnership's financial statements.

Depreciation

Depreciation is computed by the straight-line method over estimated useful lives currently ranging from 27.5 to 30 years for buildings and improvements and six to seven years for furnishings.

Deferred Financing Costs

Deferred financing costs are amortized as interest expense over the lives of the related loans or expensed if financing is not obtained. At December 31, 1995 and 1994, accumulated amortization of deferred financing costs totaled $322,000 and $679,000, respectively.

Net Loss Per Limited Partnership Unit

The net loss per limited partnership unit is computed by dividing the net loss allocated to the limited partners by 82,848 units outstanding.

Income Taxes

Taxable income or loss of the Partnership is reported in the income tax returns of its partners. Accordingly, no provision for income taxes is made in the financial statements of the Partnership.


                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain amounts in 1994 and 1993 have been reclassified to conform to the 1995 presentation.

2. TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES

In accordance with the partnership agreement, the Partnership may be charged by the general partner and affiliates for services provided to the Partnership. From March 1988 to December 1992, such amounts were assigned pursuant to a services agreement by the general partner and affiliates to Metric Realty Services, L.P. ("MRS"), which performed partnership management and other services for the Partnership.

On January 1, 1993, Metric Management, Inc. ("MMI"), successor to MRS, a company which is not affiliated with the general partner, commenced providing certain property and portfolio management services to the Partnership under a new services agreement. As provided in the new services agreement, effective January 1, 1993, no reimbursements were made to the general partner and affiliates after December 31, 1992. Subsequent to December 31, 1992, reimbursements were made to MMI. On December 16, 1993, the services agreement with MMI was modified and, as a result thereof, the Managing General Partner began directly providing cash management and other Partnership services on various dates commencing December 23, 1993. On March 1, 1994, an affiliate of NPI Equity commenced providing certain property management services (see Notes 1 and 9). Related party fees and expenses for the years ended December 31, 1995, 1994, and 1993 were as follows:

                                      1995          1994              1993
                                   ----------    ----------       -----------

Financing fees                      $  116,000    $        --      $        --
Property management fees             1,011,000        825,000               --
Real estate tax reduction fees          43,000             --               --
Reimbursement of expenses:
  Partnership accounting and
    investor services                  174,000        158,000               --
  Professional services                     --         20,000               --
                                    ----------    -----------      -----------

Total                               $1,344,000    $ 1,003,000      $        --
                                    ==========    ===========      ===========


Property management fees and real estate tax reduction fees are included in operating expenses. Reimbursed expenses are primarily included in general and administrative expenses. Financing fees have been capitalized and are being amortized over the life of the loans. In addition, approximately $574,000 of insurance premiums which were paid to an affiliate of NPI Inc. under a master insurance policy arranged by such affiliate, are included in operating expenses for the year ended December 31, 1995.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2.  TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES (Continued)

In accordance with the partnership agreement, the general partner received a Partnership management incentive allocation equal to ten percent of net and taxable losses and cash distributions. The general partner was also allocated its two percent continuing interest in the Partnership's net and taxable losses and cash distributions after the above allocation of the Partnership management incentive. Gains from the disposition of Partnership properties were allocated first to the general partner to the extent of distributions received or they are entitled to receive, then 12% of the remainder until any deficit in their capital account is eliminated.

3.  RESTRICTED CASH

Restricted cash of $500,000 at December 31, 1995 and 1994, consists of required reserves maintained in accordance with Partnership financing agreements.

4.  REAL ESTATE

Real estate, at December 31, 1995 and 1994, is summarized as follows:

                                                       1995            1994
                                                  -------------    ------------
Land                                               $ 14,396,000    $ 15,829,000
Buildings and improvements                          103,304,000     112,257,000
Furnishings                                          10,694,000      11,775,000
                                                   ------------    ------------

Total                                               128,394,000     139,861,000
Accumulated depreciation                            (44,342,000)    (43,985,000)
                                                   ------------    ------------

Real estate, net                                   $ 84,052,000    $ 95,876,000
                                                   ============    ============

5. NOTES PAYABLE

Individual rental properties are pledged as collateral for the related notes payable. At December 31, 1995, the notes, which are payable monthly, bear interest at rates ranging from 7.4 to 9.4 percent.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5. NOTES PAYABLE (Continued)

On December 29, 1995, the Partnership refinanced the mortgage that encumbered its Hampton Greens Apartments property with a new first mortgage in the amount of $5,800,000. The loan requires monthly payments of approximately $42,000 at 7.88% interest and matures on January 1, 2006, with a balloon payment of approximately $5,175,000. The loan may not be prepaid without penalty. The Partnership incurred closing costs and fees of $170,000 in connection with the refinancing, of which $129,000 was paid in 1995. In connection with the refinancing, the Partnership was required to transfer all the assets and liabilities of Hampton Greens Apartments to a newly formed, wholly-owned subsidiary, Hampton Greens CPGF 22, L.P.

On December 29, 1995, the Partnership refinanced the mortgage that encumbered its Stoney Creek Apartments property with a new first mortgage in the amount of $7,050,000. The loan requires monthly payments of approximately $51,000 at 7.88% interest and matures on January 1, 2006, with a balloon payment of approximately $6,291,000. The loan may not be prepaid without penalty. The Partnership incurred closing costs and fees of $230,000 in connection with the refinancing, of which $151,000 was paid in 1995. In connection with the refinancing, the Partnership was required to transfer all the assets and liabilities of Stoney Creek Apartments to a newly formed, wholly-owned subsidiary, Stoney Creek CPGF 22, L.P.

On December 29, 1995, the Partnership refinanced the mortgage that encumbered its Cooper's Pointe Apartments property with a new first mortgage in the amount of $4,250,000. The loan requires monthly payments of approximately $31,000 at 7.88% interest and matures on January 1, 2006, with a balloon payment of approximately $3,792,000. The loan may not be prepaid without penalty. The Partnership incurred closing costs and fees of $135,000 in connection with the refinancing, of which $78,000 was paid in 1995. In connection with the refinancing, the Partnership was required to transfer all the assets and liabilities of Cooper's Pointe Apartments to a newly formed, wholly-owned subsidiary, Cooper's Pointe CPGF 22, L.P.

On December 29, 1995, the Partnership refinanced the mortgage that encumbered its Copper Mill Apartments property with a new first mortgage in the amount of $6,100,000. The loan requires monthly payments of approximately $44,000 at 7.88% interest and matures on January 1, 2006, with a balloon payment of approximately $5,443,000. The loan may not be prepaid without penalty. The Partnership incurred closing costs and fees of $210,000 in connection with the refinancing, of which $135,000 was paid in 1995. In connection with the refinancing, the Partnership was required to transfer all the assets and liabilities of Copper Mill Apartments to a newly formed, wholly-owned subsidiary, Copper Mill CPGF 22, L.P.


In 1995 and 1994, in connection with the refinancing of mortgages, the Partnership recognized an extraordinary loss on extinguishment of debt of $494,000 and $530,000, respectively, consisting of the write-off of unamortized deferred loan costs and prepayment premiums.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5. NOTES PAYABLE (Continued)

The mortgage encumbering the Partnership's Autumn Run Apartments property matures on June 1, 1996, with a balloon payment of approximately $10,575,000. The Partnership will attempt to extend the due date of this loan or find replacement financing. If, however, this loan is not refinanced or extended, or the property is not sold, the Partnership could lose this property through foreclosure.

The note payable on Four Winds Apartments with a balloon payment of $10,452,000 was due in September 1995. The Partnership extended the due date of the note to April 1996. In connection with the loan extension, the Partnership incurred fees of $13,000. On January 17, 1996, the Partnership replaced the mortgage encumbering Four Winds Apartments with a new first mortgage in the amount of $9,675,000 (see Note 9).

The notes payable on the Partnership's Plantation Creek and Wood Creek properties, which were due to mature in July 1996 and December 1999, respectively, were refinanced on January 17, 1996 (see Note 9).

Principal payments at December 31, 1995 are required as follows:

        1996                         $ 11,006,000
        1997                              487,000
        1998                              528,000
        1999                            4,911,000
        2000                              618,000
     Thereafter                        59,080,000
                                     ------------
                                       76,630,000
Less:
  Additional proceeds received from
    January 17, 1996 refinancings      (2,519,000)
                                     ------------
      Total                          $ 74,111,000
                                     ============

Principal payments reflect the refinancings that occurred on January 17, 1996, regardless of their original due date. Approximately $2,500,000 of additional proceeds were received from the January 17, 1996 refinancings.

Amortization of deferred financing costs totaled $150,000, $54,000 and $357,000 for the years ended December 31, 1995, 1994, and 1993, respectively.



                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

6. DISPOSITION OF RENTAL PROPERTY

On August 18, 1995, the Partnership sold its Monterey Village Apartments to an unaffiliated third party for $10,609,000. After assumption of the mortgage balance of $7,359,000, and closing costs of $324,000, the partnership received net proceeds of $2,926,000. For financial reporting purposes the sale resulted in a gain of $2,033,000.

In connection with the write-off of unamortized deferred loan costs and the assumption of debt, the Partnership recognized an extraordinary loss on extinguishment of debt of $217,000 in 1995.

7. RECONCILIATION TO INCOME TAX METHOD OF ACCOUNTING

The difference between the accrual method of accounting for income tax reporting and the accrual method of accounting used in the consolidated financial statements are as follows:
                                         1995            1994          1993
                                    -------------    -----------   ------------
Net loss - financial statements     $    (425,000)  $ (3,042,000)   $(3,143,000)
Differences resulted from:
  Gain on property disposition            582,000             --             --
  Depreciation                         (1,085,000)    (1,286,000)    (1,505,000)
  Interest expense                             --        110,000        131,000
  Construction period interest
    amortization                         (187,000)      (315,000)      (374,000)
  Other                                    48,000         32,000          5,000
                                     ------------    -----------   ------------

Net loss - income tax method         $ (1,067,000)  $ (4,501,000)   $(4,886,000)
                                     ============    ===========   ============

Taxable loss per limited
  partnership unit after giving
  effect to the allocation to the
  general partner                    $        (12)  $        (48)   $       (52)
                                     ============    ===========   ============

  Partners' equity - financial
    statements                      $  15,772,000   $ 16,197,000   $ 19,239,000
  Differences resulted from:
    Sales commissions and
      organization expenses            12,427,000     12,427,000     12,427,000
    Depreciation                      (28,279,000)   (27,562,000)   (26,273,000)
    Payments credited to rental
      properties                        2,014,000      2,056,000      2,056,000

    Interest expense                      287,000        287,000        177,000
    Construction period interest
      amortization                     (3,498,000)    (3,567,000)    (3,252,000)
    Other                                  53,000          5,000        (27,000)
                                     ------------    -----------   ------------
Partners' (deficit) equity -
  income tax method                  $ (1,224,000)   $  (157,000)  $  4,347,000
                                     ============    ===========   ============


                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

8. BASIS OF PRESENTATION AND OPERATING STRATEGY FOR THE YEAR ENDED DECEMBER 31, 1993

The accompanying consolidated financial statements for the year ended December 31, 1993, have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 1993, the Partnership had balloon payments totaling $11,869,000 due on two properties, Monterey Village and Copper Mill in August and December of 1994, respectively. In addition, balloon payments totaling $27,511,000 were due in 1995 on Four Winds, Woodcreek and Cooper's Pointe. The Partnership believed that its current strategy, combined with cash generated from the Partnership's properties with positive operations would allow the Partnership to meet its capital and operating requirements. The outcome of this uncertainty could not be determined. The consolidated financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty.

The Partnership sold Monterey Village and has refinanced the other properties as of January 17, 1996 (see Notes 5 and 6).

9. SUBSEQUENT EVENTS

On January 19, 1996, the stockholders of NPI, Inc. sold all of the issued and outstanding stock of NPI, Inc. to an affiliate of Insignia. In addition, an affiliate of Insignia acquired the limited partnership interests of the Partnership held by DeForest I and certain of its affiliates (see Note 1). As a result of the transaction, the Managing General Partner of the Partnership is controlled by Insignia. Insignia affiliates now provide property and asset management services to the Partnership, maintain its books and records and oversee its operations.

On January 17, 1996, the Partnership refinanced the mortgage that encumbered its Wood Creek Apartments property with a new first mortgage in the amount of $12,900,000. The loan requires monthly payments of approximately $94,000 at 7.93% interest and matures on February 1, 2006, with a balloon payment of approximately $11,524,000. The loan may not be prepaid without penalty.

On January 17, 1996, the Partnership refinanced the mortgage that encumbered its Plantation Creek Apartments property with a new first mortgage in the amount of $15,900,000. The loan requires monthly payments of approximately $116,000 at 7.93% interest and matures on February 1, 2006, with a balloon payment of approximately $14,204,000. The loan may not be prepaid without penalty.

On January 17, 1996, the Partnership refinanced the mortgage that encumbered its Four Winds Apartments property with a new first mortgage in the amount of $9,675,000. The loan requires monthly payments of approximately $71,000 at 7.93% interest and matures on February 1, 2006, with a balloon payment of approximately $8,643,000. The loan may not be prepaid without penalty.

In connection with the above refinancings the Partnership was required to transfer all the assets and liabilities of each of the properties to its own newly formed, wholly-owned subsidiary.


                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                                                                 SCHEDULE III

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995


  Column A                Column B               Column C                  Column D                         Column E

                                                                       Cost capitalized                   Gross amount
                                               Initial cost              subsequent to                     carried at
                                              to Partnership              acquisition                  close of period (1)
                                         -----------------------   --------------------------    ------------------------------
                                                   Buildings and                     Carrying           Buildings and
 Description            Encumbrances     Land      Improvements    Improvements       Costs      Land   Improvements  Total (2)
 -----------            ------------     ----      ------------    ------------       -----      ----   ------------  ---------
                                                               (Amounts in thousands)
  SUBSIDIARIES:

  Copper Mill
    Apartments
      Richmond, Virginia  $ 6,100      $  933        $  8,061         $  325         $  (45)   $   929    $  8,345   $  9,274

  Cooper's Pointe
    Apartments
      Charleston, South
        Carolina            4,250         513           6,696            269           (111)       510       6,857      7,367

   Wood Creek
     Apartments
       Mesa, Arizona       12,500       2,130          13,440            502           (118)     2,117      13,837     15,954

   Stoney Creek
     Apartments
       Dallas, Texas        7,050       1,803          12,509            575           (927)     1,689      12,271     13,960

   Promontory Point
     Apartments
       Austin, Texas        4,340       1,690          10,129            294           (694)     1,595       9,824     11,419

   Hampton Greens
     Apartments
       Dallas, Texas        5,800       2,086           9,474            477             --      2,086       9,951     12,037

   PARTNERSHIP:

   Plantation Creek
     Apartments
       Atlanta, Georgia   $13,046     $ 2,653        $ 20,827          $1,823       $    --    $ 2,655    $ 22,648   $ 25,303


   Four Winds Apartments
     Overland Park,
       Kansas              10,409       1,363          14,288             400           (92)     1,357      14,602     15,959

   Autumn Run
     Apartments
       Naperville,
         Illinois          10,616       1,462          14,957             729           (27)     1,458      15,663     17,121
                           ------      ------         -------        --------       --------    ------     -------    -------


TOTAL                    $ 74,111    $ 14,633        $110,381        $  5,394       $ (2,014) $ 14,396    $113,998   $128,394
                         ========    ========        ========        ========       ========= ========    ========   ========



  Column A                   Column F           Column G         Column H        Column I
  --------                   --------           --------         --------        --------
                                                                                   Life
                                                                                 on which
                                                                               depreciation
                                                                               is computed
                           Accumulated                                          in latest
                           Depreciation          Year of           Date        statement of
 Description                   (3)            Construction       Acquired       operations
 -----------               -----------        ------------       --------       ----------
 SUBSIDIARIES:

 Copper Mill
   Apartments
     Richmond, Virginia      $ 2,875              1987             9/86         6 - 30 yrs

 Cooper's Pointe
   Apartments
     Charleston, South
       Carolina                2,721              1986            11/85         6 - 30 yrs

 Wood Creek
   Apartments
     Mesa, Arizona             5,897              1985             5/84         6 - 30 yrs

 Stoney Creek
   Apartments Dallas,
     Texas                     5,047              1983             6/85         6 - 30 yrs

 Promontory Point
   Apartments
     Austin, Texas             3,961              1984            10/85         6 - 30 yrs

 Hampton Greens
   Apartments

     Dallas, Texas             4,079              1986            12/85         6 - 30 yrs

 PARTNERSHIP:

 Plantation Creek
   Apartments
     Atlanta, Georgia        $ 9,227            1977/1978          6/84         6 - 30 yrs

 Four Winds Apartments
   Overland Park,
     Kansas                    5,007              1987             9/85         6 - 30 yrs

 Autumn Run
   Apartments
     Naperville,
       Illinois                5,528              1987             6/86         6 - 30 yrs
                            --------

 TOTAL                      $ 44,342
                            ========

                            See accompanying notes.


                                                              SCHEDULE III

                      CENTURY PROPERTIES GROWTH FUND XXII
                            (A Limited Partnership)

                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1995

                                    NOTES:

(1)   The aggregate cost for Federal income tax purposes is $127,398,000.

(2)   Balance, January 1, 1993                                    $ 137,935,000
      Improvements capitalized subsequent to acquisition              1,305,000
                                                                  -------------

      Balance, December 31, 1993                                    139,240,000
      Improvements capitalized subsequent to acquisition                621,000
                                                                  -------------

      Balance, December 31, 1994                                    139,861,000
      Improvements capitalized subsequent to acquisition                430,000
      Cost of rental property sold                                  (11,897,000)
                                                                  -------------

      Balance, December 31, 1995                                  $ 128,394,000
                                                                  =============


(3)   Balance, January 1, 1993                                    $  35,689,000
      Additions charged to expense                                    4,171,000
                                                                  -------------

      Balance, December  31, 1993                                    39,860,000
      Additions charged to expense                                    4,125,000
                                                                  -------------

      Balance, December 31, 1994                                     43,985,000
      Additions charged to expense                                    4,002,000
      Accumulated depreciation on rental property sold               (3,645,000)
                                                                  -------------

      Balance, December 31, 1995                                  $  44,342,000
                                                                  =============

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INSIGNIA FINANCIAL GROUP, INC.

                                    By: /s/ John K. Lines
                                        -------------------------
                                            John K. Lines
                                            General Counsel
Date: December 10, 1996